OPPENHEIMER MAIN STREET INCOME & GROWTH FUND
                               Supplement dated November 1, 1995, to the
                                    Prospectus dated November 1, 1995

The Prospectus is changed as follows:

The following text is added to the paragraph immediately following the Class A sales charge table on page 27 of the Prospectus:

                   In addition to paying dealers the regular commission for sales of Class A shares stated in the sales charge table in "Class A Shares," and the commissions for Class B shares described in the third paragraph in "Distribution and Service
         Plan for Class B Shares" on page 32 of this Prospectus, the Distributor will pay additional commission to each participating broker, dealer and financial institution that has a sales agreement with the Distributor (these are referred to as "participating firms") for shares of the Fund sold in "qualifying transactions" from September 1, 1995, through
         November 30, 1995 (that period is referred to as the "promotion"). The additional commission will be 0.50% of the offering price of Class A shares and 0.50% of the offering price of Class B shares of the Fund sold by a registered representative or sales representative of a participating firm.
                   "Qualifying transactions" are sales by a registered representative or sales representative in the amount of $100,000 or more (calculated at offering price) of Class A and/or Class
         B shares (if offered) of any one or more of the following funds: the Fund, Oppenheimer Global Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Global Emerging Growth Fund,
         Oppenheimer Growth Fund, Oppenheimer International Bond Fund, Oppenheimer Limited-Term Government Fund, and Oppenheimer Strategic Income Fund. The amount of additional commissions paid on sales of shares of some of the other Oppenheimer funds listed is different than the additional commissions paid for sales of shares of the Fund. "Qualifying transactions" do not include sales of Class A shares (a) at net asset value without sales charge, or (b) subject to a contingent deferred sales charge, or (c) intended but not yet transacted under a Letter of Intent. However, if Class A shares of the Fund or any of the other Oppenheimer funds listed above are purchased at net asset value without sales charge during the promotion with the proceeds of shares redeemed within the prior 12 months from another mutual fund (other than a fund managed by Oppenheimer Management Corporation or one of its subsidiaries) on which an initial sales charge or contingent sales charge was paid, the amount of the purchase will count toward the $100,000 qualifying amount described above (but not for the payment of additional commission).

November 1, 1995                                      PS0700.009

Oppenheimer
Main Street Income & Growth Fund
Prospectus dated November 1, 1995



Oppenheimer Main Street Income & Growth Fund (the "Fund"), a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks a high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

         This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).


(OppenheimerFunds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                   ABOUT THE FUND
                   Expenses
                   A Brief Overview of the Fund
                   Financial Highlights
                   Investment Objective and Policies
                   How the Fund is Managed
                   Performance of the Fund



                   ABOUT YOUR ACCOUNT
                   How to Buy Shares
                   Class A Shares
                   Class B Shares
                   Class C Shares
                   Special Investor Services
                   AccountLink
                   Automatic Withdrawal and Exchange Plans
                   Reinvestment Privilege
                   Retirement Plans
                   How to Sell Shares
                   By Mail
                   By Telephone
                   How to Exchange Shares
                   Shareholder Account Rules and Policies
                   Dividends, Capital Gains and Taxes

A B O U T  T H E  F U N D

Expenses

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's business operating expenses that you might expect to bear indirectly. The numbers below are based on the Fund's expenses during its last fiscal year ended June 30, 1995.

          Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages __ through __ for an explanation of how and when these charges apply.

                                                        Class A              Class B                            Class C
                                                        Shares               Shares                             Shares
--------------------------------------------------------------------------
Maximum Sales                                           5.75%                None                               None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on                                         None                 None                               None
Reinvested Dividends
-------------------------------------------------------------------------
Deferred Sales Charge                                   None(1)              5% in the first                    1.0% if
(as a % of the lower of the                                                  year, declining                    shares are
original purchase price or                                                   to 1% in the                       redeemed
redemption proceeds)                                                         sixth year and                     within 12
                                                                             eliminated                         months of
                                                                             thereafter(2)                      purchase(2)
-------------------------------------------------------------------------
Redemption Fee                                          None(3)              None(3)                            None(3)
-------------------------------------------------------------------------
Exchange Fee                                            None                 None                               None

______________________
(1)If you invest $1 million or more ($500,000 or more for purchases by OppenheimerFunds prototype 401(k) plans), in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.  See "How to Buy Shares - Class A Shares," below.
(2)See "How to Buy Shares - Class B Shares" and "How to Buy Shares - Class C Shares," below, for more information on the contingent deferred sales charges.
(3)There is a $10 transaction fee for redemptions paid by Federal Funds wire but not for redemptions paid by check or ACH wire through AccountLink (see "How to Sell Shares").

          Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer
Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

         The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class A shares are the service plan fees. For Class B and Class C shares, the Distribution Plan Fees are the service plan fees and asset-based sales charge. The service fee for each class is 0.25% of average annual net assets of the class (for Class A shares, it is a maximum of 0.25%), and the asset-based sales charge for Class B and Class C shares is 0.75%.
These plans are described in greater detail in "How to Buy Shares."

         The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual value of the Fund's assets represented by each class of shares. Class B shares were not publicly sold before October 1, 1994. Therefore, the Annual Fund Operating Expenses shown for Class B shares are based only on expenses for the period from October 1, 1994 through June 30, 1995.

                                                                Class A                 Class B                 Class C
                                                                Shares                  Shares                  Shares
-------------------------------------------------------------------------
Management Fees                                                 0.47%                   0.47%                   0.47%
-------------------------------------------------------------------------
12b-1 Distribution
Plans Fees                                                      0.24%                   1.00%                   1.00%
-------------------------------------------------------------------------
Other Expenses                                                  0.36%                   0.42%                   0.35%
-------------------------------------------------------------------------
Total Fund
Operating Expenses                                              1.07%                   1.89%                   1.82%

          Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make $1,000 investments in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each 1, 3, 5 and 10 years:

                                    1 year            3 years              5 years              10 years(1)
--------------------------------------------------------------
Class A Shares                      $68               $90                  $113                 $181
Class B Shares                      $69               $89                  $122                 $180
Class C Shares                      $28               $57                  $99                  $214

         If you did not redeem your investment, it would incur the following expenses:

                                    1 year            3 years              5 years              10 years(1)
--------------------------------------------------------------
Class A Shares                      $68               $90                  $113                 $181
Class B Shares                      $19               $59                  $102                 $180
Class C Shares                      $18               $57                  $99                  $214

_____________________
(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class
B shares into Class A shares after 6 years. Because of the asset-based sales charge and the contingent deferred sales charge on Class B and Class C shares, long-term Class B and Class C shareholders could pay the economic equivalent of an amount greater than the maximum front-end sales charge allowed under applicable regulatory requirements. For Class B shareholders, the automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur. Please refer to "How to Buy Shares - Buying Class B Shares" for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your accounts, such as how to sell or exchange shares.

          What is the Fund's Investment Objective? The Fund's investment objective is to seek a high total return (which includes current income and capital appreciation in the value of its shares).

          What does the Fund Invest in?  The Fund emphasizes investments in
(1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents. The Fund may also write covered calls and use derivative investments and use certain hedging instruments to try to manage investment risks. These investments and investment methods are more fully explained in "Investment Objective and Policies," starting on page ___.

          Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheimer Management Corporation. The Manager (including a subsidiary) manages investment company portfolios having over $38 billion in assets. The Manager is paid an advisory fee by the Fund, based on its net assets. The Fund's portfolio manager, is Mr. Robert J. Milnamow, who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Trustees, elected by shareholders, oversees the investment adviser and the portfolio managers. Please refer to "How the Fund is Managed" starting on page 17 for more information about the Manager and its fees.

          How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in stocks and bonds are subject to changes in their value from a number of factors such as changes in general bond and stock market movements, or the change in value of particular stocks or bonds because of an event affecting the issuer. Changes in interest rates can affect stock and bond prices. These changes affect the value of the Fund's investments and its price per share. The Fund's investments in foreign securities involve additional risks not associated with investments in domestic securities, including risks associated with changes in currency rates.

         While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's investment objective and your shares may be worth more or less than their original cost when you redeem them. Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion of the Fund's investment risks.

          How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 23 for more details.

          Will I Pay a Sales Charge to Buy Shares? The Fund offers the individual investor three classes of shares. All classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 5.75%, and reduced for larger purchases. Class B and Class C shares are offered without a front-end sales charge, but may be subject to a contingent deferred sales charge if redeemed within six years or 12 months of purchase, respectively. There is also an annual asset-based sales charge on Class B and Class C shares. Please review "How to Buy Shares" starting on page 23 for more details, including a discussion about which class may be appropriate for you.

          How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer. Please refer to "How to Sell Shares" on page 37. The fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 39.

          How Has the Fund Performed? The Fund measures its performance by quoting its average annual total returns and cumulative total returns, which measure historical performance. Those returns can be compared to the returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The
Fund's performance can also be compared to broad-based market indices, which we have done on pages 21 and 22. Please remember that past performance does not guarantee future results.

Financial Highlights

         The table on the following pages presents selected financial information about the Fund, including per share data, expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995, is included in the Statement of Additional Information. Class B shares were publicly offered only during a portion of that period, commencing October 1, 1994.


                             -----------------------------------------------------------------------------------------------------
                             Financial Highlights
                             -----------------------------------------------------------------------------------------------------
                             Class A                                                                  Class B   Class C
                                                                                                      Period
                                                                                                      Ended
                             Year Ended June 30,                                                      June 30,  Year Ended June 30,
                             1995     1994      1993     1992    1991    1990     1989     1988(3)    1995(2)   1995    1994(1)

PER SHARE
OPERATING DATA:

Net asset value,
beginning of period          $20.40   $19.88    $15.46  $13.22   $12.38   $11.67  $10.13   $9.60      $21.49   $20.33
$20.76
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:

Net investment income           .47      .37       .16     .25       .38      .17    .24(4)  .05         .25      .33          .13
Net realized and
unrealized gain
(loss) on
investments, options
written and
foreign currency
transactions                   3.66      2.50     6.65    4.72       .87      .88   1.62     .52        2.54     3.62        (.42)
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------

Total income (loss)
from investment
operations                     4.13      2.87     6.81    4.97      1.25     1.05   1.86     .57        2.79     3.95        (.29)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
investment income              (.46)     (.36)    (.19)   (.22)     (.41)    (.19)  (.19)   (.04)      (.28)     (.31)       (.14)

Distributions from net
realized gain on
investments, options
written and foreign
currency transactions            --(5)     --    (2.20)   (2.51)      --     (.15)  (.13)     --         --(5)    --(5)         --

Distributions in
excess of gains                  --     (1.99)      --       --       --       --     --      --         --        --           --
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------

Total dividends and
distributions
to shareholders                (.46)    (2.35)   (2.39)   (2.73)    (.41)    (.34)  (.32)   (.04)      (.28)     (.31)       (.14)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                $24.07    $20.40   $19.88   $15.46   $13.22   $12.38 $11.67  $10.13     $24.00     $23.97      $20.33
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------
==========================================================
==========================================================
==============
TOTAL RETURN, AT
NET ASSET VALUE(6)            20.52%    14.34%   46.38%   39.48%   10.60%    9.07% 18.77%  5.94%      13.15%
19.63%     (.97)%
==========================================================
==========================================================
==============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (in thousands)    $1,923,951  $739,552  $58,230  $26,926  $15,968  $13,851 $1,256   $345    $628,499   $461,578
 $170,316
----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)           $1,319,271  $270,417  $38,974  $23,018  $14,563  $ 7,520 $  788   $118    $248,775   $325,025
$71,924
----------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)        79,934    36,251    2,929    1,742    1,208    1,119    108     34      26,189     19,260       8,377
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income          2.31%     2.46%    1.02%    1.63%    3.15%    2.33%  2.67%  2.86%(7)    1.25%(7)  1.57%
  1.86%(7)
Expenses, before
Reimbursement
from or assumption by
the Manager                    1.07%     1.28%    1.46%    1.66%    1.84%    2.21%  2.46%   10.54%(7)  1.89%(7)  1.82%
  2.11%(7)
Expenses, net of
reimbursement
from or assumption
by the Manager                 N/A        N/A      N/A      N/A       N/A     N/A   2.12%(4)  N/A        N/A      N/A
N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(8)                      101.3%     199.4%   283.0%  290.1%    208.9%   214.3% 136.8%    18.8%    101.3%    101.3%
    199.4%


                             1. For the period from December 1, 1993 (inception of offering) to June 30,
                             1994.
                             2. For the period from October 1, 1994 (inception of offering) to June 30,
                             1995.
                             3. For the period from February 3, 1988 (commencement of operations) to June
                             30, 1988.
                             4. Net investment income would have been $.20 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 2.46%.
                             5. Less than $.005 per share.
                             6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                             7. Annualized.
                             8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were
                             $3,253,638,111 and $1,681,087,055, respectively.

Investment Objective and Policies

Objective. The Fund has the investment objective of seeking high total return (which includes current income and capital appreciation in the value of its shares) from equity and debt securities. The Fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.

Investment Policies and Strategies.  The Fund emphasizes investments in
(1) equity securities, such as common stocks, preferred stocks and convertible securities, and (2) debt securities, such as bonds and debentures. The Fund may also assume a temporary defensive position when appropriate to do so by investing in cash equivalents, as discussed below. The composition of the Fund's portfolio among the different types of permitted investments and maturities of debt instruments will vary from time to time based upon the evaluation of economic and market trends by the Fund's investment adviser, Oppenheimer Management Corporation (the "Manager"), and perceived relative total anticipated return from such types of securities.

          Investments in Bonds and Convertible Securities.    The Fund invests
in bonds, debentures and other debt securities to seek its investment objective. The Fund's investments may include investment-grade bonds rated at least "Baa" by Moody's Investors Service, Inc. ("Moody's") or at least "BBB" by Standard & Poor's Corporation ("Standard & Poor's") or having comparable ratings by other rating organizations. While securities rated "Baa" by Moody's or "BBB" by Standard & Poor's are investment grade, they may be subject to greater market fluctuations and risks of loss of income and principal than higher-grade securities and may be considered to have certain speculative characteristics. If the securities are unrated, they must be judged by the Manager to be of comparable quality to bonds rated investment grade.

         The Fund may invest up to 25% of its total assets in "lower grade" debt securities. "Lower-grade" debt securities are those rated below "investment grade," which means they have a rating lower than "Baa" by Moody's or lower than "BBB" by Standard & Poor's or similar ratings by other rating organizations, or if unrated, are determined by the Manager to be of comparable quality to debt securities rated below investment grade. Lower-grade high yield debt securities are commonly known as "junk bonds." The Fund may invest in securities rated as low as "C" or "D" or which may be in default at the time the Fund buys them.

         The Fund may invest no more than 10% of its total assets in lower-grade debt securities that are not convertible. The Fund considers convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

         -- Special Risks of Lower-Grade Securities.    High yield, lower-
grade securities, whether rated or unrated, often have speculative characteristics. Lower-grade securities have special risks that make them riskier investments than investment grade securities. They may be subject to greater market fluctuations and risk of loss of income and principal than lower yielding, investment-grade securities. There may be less of a market for them and therefore they may be harder to sell at an acceptable price. There is a relatively greater possibility that the issuer's earnings may be insufficient to make the payments of interest due on the bonds. The issuer's low creditworthiness may increase the potential for its insolvency.

         These risks mean that the Fund may not achieve the expected income from lower-grade securities, and that the Fund's net asset value per share may be affected by declines in value of these securities. However, the Fund's limitations on investments in these types of securities may reduce some of the risk, as will the Fund's policy of diversifying its investments. Also, convertible securities may be less subject to some of these risks than other debt securities, to the extent they can be converted into stock, which may be more liquid and less affected by these other risk factors.

          Stock Investment Risks. Because the Fund may invest a significant portion of its assets in stocks, the value of the Fund's portfolio will be affected by changes in the stock markets. At times, the stock markets can be volatile and stock prices can change substantially. This market risk will affect the Fund's net asset values per share, which will fluctuate as the values of the Fund's portfolio securities change. Not all stock prices change uniformly or at the same time, not all stock markets move in the same direction at the same time, and other factors can affect a particular stock's prices (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, and changes in government regulations affecting an industry). Not all of these factors can be predicted.

         The Fund attempts to limit market risks by diversifying its investments, that is, by not holding a substantial amount of the stock of any one company and by not investing too great a percentage of the Fund's assets in any one company. Also, the Fund does not concentrate its investments in any one industry or group of industries. Because changes in stock and bond market prices can occur at any time, and because yields on debt securities available at different times will vary, there is no assurance that the Fund will achieve its investment objective, and when you redeem your shares, they may be worth more or less than what you paid for them.

          Foreign Securities. The Fund may purchase equity and debt securities issued or guaranteed by foreign companies or foreign governments or their agencies. The Fund may buy securities of companies in any country, developed or underdeveloped. There is no limit on the amount of the Fund's assets that may be invested in foreign securities. Foreign currency will be held by the Fund only in connection with the purchase or sale of foreign securities.

         Foreign securities have special risks. For example, foreign issuers are not subject to the same accounting and disclosure requirements that U.S. companies are subject to. The value of foreign investments may be affected by changes in foreign currency rates, exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental economic or monetary policy in the U.S. or abroad, or other political and economic factors. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information.

          Rights and Warrants. The Fund may invest up to 10% of its total assets in warrants attached to securities; otherwise, it may not purchase warrants or rights. In connection with the qualification for sale of its shares in certain states, the Fund has undertaken that it will limit its investments in warrants to no more than 5% of its net assets, with no more than 2% of its net assets invested in warrants that are not listed on The New York Stock Exchange or The American Stock Exchange. Should its shares no longer be offered in such states, the Fund would not be subject to that undertaking.

          Investing in Small, Unseasoned Companies. The Fund may invest in securities of small, unseasoned companies. These are companies that have been in operation for less than three years, including the operations of any predecessors. Securities of these companies may have limited liquidity and may be subject to volatility in their prices. The Fund currently intends to invest no more than 5% of its net assets in securities of small, unseasoned issuers.

          Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund may engage frequently in short-term trading to try to achieve its objective. As a result, the Fund's portfolio turnover may be higher than other mutual funds. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. High turnover and short-term trading may cause the Fund to have relatively larger commission expenses and transaction costs than funds that do not engage in short-term trading. Additionally, high portfolio turnover may affect the ability of the Fund to qualify for tax deductions for payments made to shareholders as a "regulated investment company" under the Internal Revenue Code. The Fund qualified in its last fiscal year and intends to do so in the coming year, although it reserves the right not to qualify.

          Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

         Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

          Special Risk Considerations - Borrowing. From time to time, the Fund may increase its ownership of securities by borrowing from banks on an unsecured basis and investing the borrowed funds (on which it will pay interest), provided that immediately after any such borrowing, its total assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings.

          Temporary Defensive Investments. In times of unstable market or economic conditions, when the Manager determines it appropriate to do so to attempt to reduce fluctuations in the value of the Fund's net assets, the Fund may assume a temporary defensive position and invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"); (ii) commercial paper rated in the highest category by an established rating agency; (iii) certificates of deposit or bankers' acceptances of domestic banks with assets of $1 billion or more; (iv) any of the foregoing maturing in one year or less (also generally known as "cash equivalents"); (v) short-term debt obligations; or (vi) repurchase agreements (explained below).

          When-Issued and Delayed Delivery Transactions. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. These terms refer to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment.

          Repurchase Agreements. The Fund may enter into repurchase agreements. They are primarily used for liquidity purposes. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund's net assets that may be subject to repurchase agreements of seven days or less.

          Short Sales Against-the-Box. The Fund may not sell securities short, except in collateralized transactions referred to as "short sales against-the-box." No more than 15% of the net assets of the Fund will be held as collateral for such short sales at any one time.

          Illiquid and Restricted Securities. Under the policies established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the
Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15% if certain state laws are changed or the Fund's shares are no longer sold in those states). Certain restricted securities, eligible for resale to qualified institutional purchasers, are not subject to that limit.

          Loans of Portfolio Securities. To attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

           Derivative Investments. In general, a "derivative investment" is a specially-designed investment. Its performance is linked to the performance of another investment or security, such as an option, future, index or currency. In the broadest sense, exchange-traded options and futures contracts and other hedging instruments the Fund may use may be considered "derivative investments." The Fund may use other derivative investments because they offer the potential for increased income and principal value.

         One example of derivative investments the Fund may invest in is an "index-linked" note, whose principal and/or interest payments depend on the performance of an underlying index. Currency-indexed securities are another example. These are typically short-term or intermediate-term debt securities. Their value at maturity or the rates at which they pay income are determined by the change in value of the U.S. dollar against one or more foreign currencies or an index. In some cases, these securities may pay an amount at maturity based on a multiple of the amount of the relative currency movements. This variety of index security offers the potential for greater income or principal but at a greater risk of loss.


         Other derivative investments the Fund may invest in include debt exchangeable for common stock of an issuer or "equity-linked debt securities" of an issuer. At maturity, the debt security is exchanged for common stock of the issuer or is payable in an amount based on the price of the issuer's common stock at the time of maturity. In either case there is a risk that the amount payable at maturity will be less than the principal amount of the debt (because the price of the issuer's common stock may not be as high as was expected).

         -- Derivatives may entail special risks. The company issuing the instrument might not pay the amount due on the maturity of the instrument. Also, the underlying investment or security on which the derivative is based might not perform the way the Manager expected it to perform. The performance of derivative investments may also be influenced by interest rate changes in the U.S. and abroad. All of these risks mean that the Fund might realize less income than expected from its investments, or that it can lose part of the value of its investments, which will affect the Fund's share price. Certain derivative investments held by the Fund may trade in the over-the-counter markets and may be illiquid. If that is the case, the Fund's investment in them will be limited, as discussed in "Illiquid and Restricted Securities," above.

          Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, forward contracts and options on futures and broadly-based securities indices, or enter into interest rate swap agreements. These are all referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of
Additional Information.

         The Fund may buy and sell options, futures and forward contracts for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may also use certain kinds of hedging instruments to try to manage its exposure to changing interest rates.

         Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Forward contracts are used to try to manage foreign currency risks on the Fund's foreign investments. Foreign currency options are used to try to protect against declines in the dollar value of foreign securities the Fund owns, or to protect against an increase in the dollar cost of buying foreign securities. Writing covered call options may also provide income to the Fund for liquidity purposes or to raise cash to distribute to shareholders.

         -- Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures),
(2) broadly-based securities indices (these are referred to as Financial Futures) or (3) foreign currencies (these are referred to as Forward Contracts).

         -- Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls). Calls the Fund buys or sells must be listed on a securities exchange, or quoted on the Automated
Quotation System of the National Association of Securities Dealers, Inc. ("NASDAQ"), or traded in the over-the-counter market. In the case of puts and calls on a foreign currency, they must be traded on a securities or commodities exchange or in the over-the-counter market, or must be quoted by recognized dealers in those options. A call or put option may not be purchased if the value of all the Fund's put and call options would exceed
5% of the Fund's total assets.

         The Fund may buy calls on securities, broadly-based securities indices, foreign currencies, Interest Rate Futures or Financial Futures. The Fund may also purchase "relative performance call options" (these are call options that have a cash settlement based on the difference between the returns on two market indices).

         The Fund may write (that is, sell) call options. Each call the Fund writes must be "covered" while the call is outstanding. That means the Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregated to enable it to satisfy its obligations if the call is exercised. After writing any call, not more than 25% of the Fund's total assets may be subject to calls. When the Fund writes a call, it receives cash (called a premium). The call gives the buyer the ability to buy the investment on which the call was written from the Fund at the call price during the period in which the call may be exercised. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment).

         The Fund may buy and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy those puts that relate to securities the Fund owns, broadly-based securities indices, foreign currencies, or Interest Rate Futures or Financial Futures (whether or not the Fund holds the particular Future in its portfolio). Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

         -- Forward Contracts. Forward contracts are foreign currency exchange contracts. The are used to buy or sell foreign currency for future delivery at a fixed price. The Fund uses them to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the Fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and a foreign currency. The Fund limits its exposure in foreign currency exchange contracts in a particular foreign currency to the amount of its assets denominated in that currency or a closely-correlated currency. The Fund may also use "cross-hedging" where the Fund hedges against changes in currencies other than the currency in which a security it holds is denominated.

         -- Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive, or their obligation to pay, interest on a security. For example, they may swap a right to receive floating rate payments for the right to receive fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed.

         -- Hedging instruments can be volatile instruments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option.

         Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. For example, if a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. In writing a put, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price. The use of Forward Contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. Interest rate swaps are subject to credit risks (the other party may fail to meet its obligation) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements that it receives under them, as a result of interest rate changes. These risks and the hedging strategies the Fund may use are described in greater detail in the Statement of Additional Information.

Other Investment Restrictions. The Fund has certain investment restrictions that are fundamental policies. Under these fundamental policies the Fund cannot do any of the following:

         -- buy securities issued or guaranteed by any one issuer (except the U.S. Government or any of its agencies or instrumentalities) if with respect to 75% of its total assets, more than 5% of its total assets would be invested in securities of that issuer, or it would then own more than 10% of that issuer's voting securities;

         -- lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

         -- concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in U.S.
Government Securities.

         All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the size of the Fund's assets has changed or the security has increased in value relative to the size of the Fund.
There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios, or "series" of Oppenheimer Main Street Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund is a diversified mutual fund and commenced operations on February 3, 1988.

         The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers of the Fund and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Articles of Incorporation.

         The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has three classes of shares, Class A, Class B and Class C. All classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class may have separate voting rights on matters in which interests of one class are different from interests of another class, and only shares of a particular class vote as a class on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, which chooses the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business.

         The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

          Portfolio Manager.  The portfolio manager of the Fund is Mr. Robert
J. Milnamow, who is also a Vice President of the Manager. On November 1, 1995, Mr. Milnamow became the person principally responsible for the day-to-day management of the Fund's portfolio. During the past five years, Mr. Milnamow was a portfolio manager with Phoenix Securities Group.

          Fees and Expenses. Under the Investment Advisory Agreement, the Fund pays the Manager the following annual fees, which decline on additional assets as the Fund grows: 0.65% of the first $200 million of net assets of the Fund, 0.60% of the next $150 million, 0.55% of the next $150 million and 0.45% of net assets in excess of $500 million. The Fund's management fee for its last fiscal year was 0.47% of average annual net assets for each class of shares (as to Class B shares, this percentage has been annualized).

         The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

         There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. When deciding which brokers to use, the Manager is permitted by the Investment Advisory Agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

          The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Fund's Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

          The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses the terms "total return" and "average annual total return" to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class will usually be different as a result of the different kinds of expenses each class bears. These returns measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash or shares are sold or additional shares are purchased). The Fund's performance information may help you see how well your Fund has done over time and to compare it to other funds or market indices, as we have done below.

         It is important to understand that the Fund's total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns are calculated is contained in the Statement of Additional Information, which also contains information about other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

          Total Returns. There are different types of total returns used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

         When total returns are quoted for Class A shares, they reflect the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. When total returns are shown for a one-year period (or less) for Class C shares, they reflect the effect of the contingent deferred sales charge. Total returns may also be quoted "at net asset value," without considering the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to appropriate broad-based market indices.

          Management's Discussion of Performance. The Federal Reserve's seven interest rate hikes between February 1994 and February 1995 slowed the rate of U.S. economic growth during the Fund's fiscal year ended June 30,
1995.   In the Manager's view, low inflation and falling interest rates propelled domestic stock markets to record highs during the six months ended June 30, 1995, however, there was great variation in the performance of individual stocks. The Fund's new investments included technology stocks, financial stocks offering high dividend yields, and airline stocks.

         The Manager's investment strategy during the fiscal year was to search for securities of companies believed to offer potential for strong earnings growth and having strong management and the ability to sustain growth in the future regardless of economic factors.

          Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until June 30, 1995. In the case of Class A shares, performance is measured from the commencement of operations on February 3, 1988, and in the case of Class B shares, from the inception of the class on October 1, 1994, and in the case of Class C shares, from the inception of the class on December 1, 1993.

         The Fund's performance is compared to the performance of the S&P 500 Index. The S&P 500 Index is a broad-based index of equity securities widely regarded as a general measurement of the performance of the U.S. equity securities market. The S&P 500 Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. Also, the Fund's performance reflects the effect of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies. Moreover, the index data does not reflect any assessment of the risk of the investments included in the index.

Oppenheimer Main Street Income & Growth Fund

Comparison of Change in Value of
$10,000 Hypothetical Investment in:
Oppenheimer Main Street Income & Growth Fund and the S&P 500 Index

                            (GRAPHS)

Past performance is not predictive of future performance.

Avg. Annual Total Returns at 6/30/95

                            1 Year             5 Year             Life(1)
---------------------------------------------
A Shares                    13.59%             24.01%             20.68%

                            1 Year                                Life(2)
----------------------------------------------
C Shares                    18.63%                                10.98%


Cumulative Total Return of the Fund at 6/30/94
                            Life of Class(3)
-----------------------------------------------
B Shares                    8.15%
-----------------------------------------------

(1)The inception date of the Fund (Class A shares) was 2/3/88. The average annual total returns and ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5.75% maximum initial sales charge.
(2)Class C shares of the Fund were first publicly offered on 12/1/93. The average annual total returns reflect reinvestment of all dividend and capital gains distributions and are shown net of the applicable 1% contingent deferred sales charge.
(3)Class B shares of the Fund were first publicly offered on 10/1/94. The cumulative total return reflects reinvestment of all dividends and capital gains distributions and are shown net of the applicable 5% contingent deferred sales charge for the life of the class. The ending account value in the graph is net of the applicable 5% contingent deferred sales charge.

A B O U T  Y O U R  A C C O U N T

How to Buy Shares

Classes of Shares. The Fund offers investors three different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

          Class A Shares. If you buy Class A shares, you pay an initial sales charge on investments up to $1 million (up to $500,000 for purchases by Oppenheimer funds prototype 401(k) plans). If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds (at least $500,000 for investments in Oppenheimer funds prototype 401(k) plans, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge value will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

          Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within six years of buying them, you will normally pay a contingent deferred sales charge.
That sales charge varies depending on how long you own your shares. Sales charges are described in "Buying Class B Shares" below.

          Class C Shares. If you buy Class C shares, you pay no sales charge at the time of purchase, but if you sell your shares within 12 months of buying them, you will normally pay a contingent deferred sales charge of 1%. Sales charges are described in "Buying Class C Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decisions as to which class of shares is best suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class, and considered the effect of the annual asset-based sales charge on Class B and Class C expenses
(which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares and not a combination of shares of different classes.

          How Long Do You Expect to Hold Your Investment?

While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class
A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on Class B or Class C shares, for which no initial sales charge is paid.

         Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A or Class C shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term. Class C shares might be the appropriate choice (especially for investments of less than $100,000), because there is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to amounts you sell after holding them one year.

         However, if you plan to invest more than $100,000 for the shorter term, then the more you invest and the more your investment horizon increases toward six years, Class C shares might not be as advantageous as Class A shares. That is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares. For example, Class A shares might be more advantageous than Class C shares (as well as Class B shares) for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class C shares (and Class B shares). If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or $1 million or more of Class
B or Class C shares, respectively, from a single investor.

         Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares or C shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed performance return stated above, and therefore, should not be relied on as rigid guidelines.

          Are There Differences in Account Features That Matter To You? Because some account features may not be available to Class B or Class C shareholders, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B or Class C shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B and Class C shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

          How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B and Class C contingent deferred sales charges and asset-based sales charges is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans.

         With Asset Builder Plans, Automatic Exchange Plans, 403(b)(7) custodial plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         Under pension and profit-sharing plans and Individual Retirement Accounts (IRAs), you can make an initial investment of as little as $250 (if your IRA is established under an Asset Builder Plan, the $25 minimum applies), and subsequent investments may be as little as $25.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

          How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A, Class B or Class C shares. If you do not choose, your investment will be made in Class A shares.

          Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

          Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor, to be sure that it is appropriate for you.

          Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds, and to have the Transfer Agent transmit dividends and distributions.

         Shares are purchased for your account on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using
OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

          Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

          At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M., New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the closed of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be the net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

-------------------------------------------------------------------------
                                                   Front-End Sales Charge                          Commission
                                                     As a Percentage of                            as Percentage
                                                   Offering                  Amount                of Offering
Amount of Purchase                                 Price                     Invested              Price
------------------------------------------------------------------------
Less than $25,000                                  5.75%                     6.10%                 4.75%
------------------------------------------------------------------------
$25,000 or more but
less than $50,000                                  5.50%                     5.82%                 4.75%
------------------------------------------------------------------------
$50,000 or more but
less than $100,000                                 4.75%                     4.99%                 4.00%
------------------------------------------------------------------------
$100,000 or more but
less than $250,000                                 3.75%                     3.90%                 3.00%
------------------------------------------------------------------------
$250,000 or more but
less than $500,000                                 2.50%                     2.56%                 2.00%
------------------------------------------------------------------------
$500,000 or more but
less than $1 million                               2.00%                     2.04%                 1.60%

The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

          Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more of the Oppenheimer funds in the following cases:

         -- Purchases aggregating $1 million or more; or

         -- Purchases by an OppenheimerFunds prototype 401(k) plan that (1) buys shares costing $500,000 or more, or (2) has, at the time of purchase 100 or more eligible participants, or (3) certifies that it projects to have annual plan purchases of $200,000 or more.

         Shares of any of the Oppenheimer funds that offers only one class of shares that has no class designation are considered "Class A Shares" for this purpose. The Distributor pays dealers of record commissions on these purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million ($500,000, for purchases by OppenheimerFunds prototype 401(k) plans) that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge
(called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of either (1) the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's Exchange Privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

          Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients. Dealers whose sales of Class A shares of Oppenheimer funds
(other than money market funds) under OppenheimerFunds-sponsored 403(b)(7) custodial plans exceed $5 million per year (calculated per quarter), will receive monthly one-half of the Distributor's retained commissions on those sales, and if those sales exceed $10 million per year, those dealers will receive the Distributor's entire retained commission on those sales.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

          Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or for trust or custodial accounts on behalf of your children who are minors. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

          Letter of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

          Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         -- the Manager or its affiliates;

         -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children);

         -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or advisor for the purchase or sale of Fund shares); and

         -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         -- shares purchased by the reinvestment of loan repayments by a participant in a retirement plan for which the Manager or its affiliates acts as sponsor;

         -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

         -- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc.
that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         -- for retirement distributions or loans to participants or beneficiaries from qualified retirement plans, deferred compensation plans or other employee benefit plans, including OppenheimerFunds prototype 401(k) plans (these are all referred to as "Retirement Plans");

         -- to return excess contributions made to Retirement Plans;

         -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below);

         -- if, at the time a purchase order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission payable on the sale in installments of 1/18th of the commission per month (and no further commission will be payable if the shares are redeemed within 18 months of purchase); or

         -- for distributions from OppenheimerFunds prototype 401(k) plans for any of the following cases or purposes: (1) following death or disability
(as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must occur after the participant's account was established); (2) hardship withdrawals, as defined in the plan; (3) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (4) to meet the minimum distribution requirements of the Internal Revenue Code; (5) to establish "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue
Code, or (6) separation from service.

          Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares to reimburse the Distributor for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. The Distributor uses all of those fees to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares and to reimburse itself (if the Corporation's Board of Directors authorizes such reimbursements, which it has not yet done) for its other expenditures under the Plan.

         Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. Payments are made by the Distributor quarterly at an annual rate not to exceed 0.25% of the average annual net assets of Class A shares held in accounts of the dealer or its customers. The payments under the Plan increase the annual expenses of Class A shares. For more details, please refer to "Distribution and Service Plans" in the Statement of Additional Information.

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B and Class C Sales Charges" below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since
Beginning of
Month in which                       Contingent Deferred Sales Charge
Purchase Order                       On Redemptions in That Year
Was Accepted                         (As % of Amount Subject to Charge)
--------------------------------------------------------------
0-1                                  5.0%
--------------------------------------------------------------
1-2                                  4.0%
--------------------------------------------------------------
2-3                                  3.0%
--------------------------------------------------------------
3-4                                  3.0%
--------------------------------------------------------------
4-5                                  2.0%
--------------------------------------------------------------
5-6                                  1.0%
--------------------------------------------------------------
6 and following                      None

In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A, Class B and Class C Shares" in the Statement of Additional Information.

         -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

         The Distributor uses the service fee to compensate dealers for providing personal service for accounts that hold Class B shares. Those services are similar to those provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

         The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.
The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing or other distribution costs.

         Because the Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

           Waivers of Class B and Class C Sales Charges. The Class B and Class C contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to shares redeemed in certain circumstances as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions in Certain Cases. The Class B and Class C contingent deferred sales charges will be waived for redemptions of shares in the following cases:

         -- distributions to participants or beneficiaries from Retirement Plans, if the distributions are made (a) under an Automatic Withdrawal Plan after the participant reaches age 59-1/2, as long as the payments are no more than 10% of the account value annually (measured from the date the Transfer Agent receives the request), or (b) following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary (the death or disability must have occurred after the account was established);

         -- redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder (the death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration);

         -- returns of excess contributions to Retirement Plans;

         -- distributions from IRAs (including SEP-IRAs and SAR/SEP accounts) before the participant is age 59-1/2, and distributions from 403(b)(7) custodial plans or pension or profit sharing plans before the participant is age 59-1/2 but only after the participant has separated from service, if the distributions are made in substantially equal periodic payments over the life (or life expectancy) of the participant or the joint lives
(or joint life and last survivor expectancy) of the participant and the participant's designated beneficiary (and the distributions must comply with other requirements for such distributions under the Internal Revenue Code and may not exceed 10% of the account value annually, measured from the date the Transfer Agent receives the request);

         -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below; or

         -- distributions from OppenheimerFunds prototype 401(k) plans (1) for hardship withdrawals; (2) under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code; (3) to meet minimum distribution requirements as defined in the Internal Revenue Code; (4) to make
"substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code; or (5) for separation from service.

         Waivers for Shares Sold or Issued in Certain Transactions. The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases:

         -- shares sold to the Manager or its affiliates;
         -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or
         -- shares issued in plans of reorganization to which the Fund is a party.

Buying Class C Shares. Class C shares are sold at net asset value per share without an initial sales charge. However, if Class C shares are redeemed within 12 months of their purchase, a contingent deferred sales charge of 1.0% will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class C contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class C shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 12 months, and (3) shares held the longest during the 12-month period.

          Waivers of Class C Sales Charge. The Class C contingent deferred sales charge will be waived for any of the redemptions or circumstances described above under "Waivers of Class B and Class C Contingent Deferred Sales Charges."

          Distribution and Service Plan for Class C Shares. The Fund has adopted a Distribution and Service Plan for Class C shares to reimburse the Distributor for its services and costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class C shares. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class C shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class C shares.

         The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class C shares. Those services are similar to the services provided under the Class A Service Plan, described above. The asset-based sales charge and service fees increase Class C expenses by up to 1.00% of average net assets per year.

         The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class C shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the fee on a quarterly basis. The Distributor pays sales commissions of 0.75% of the purchase price to dealers from its own resources at the time of sale. The total up-front commission paid by the Distributor to the dealer at the time of sale of Class C shares is 1.0% of the purchase price. The Distributor plans to pay the asset-based sales charge as an ongoing commission to the dealer on Class C shares that have been outstanding for a year or more.

         Because the Distributor's actual expenses in selling Class C shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class C shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the plan was terminated.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges.
After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

          Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

          PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         -- Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another OppenheimerFunds account on a regular basis:

          Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

          Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you sell purchased with an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. This privilege does not apply to Class C shares. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

Retirement Plans. Fund shares are available as an investment for your retirement plans. If you participate in a plan sponsored by your employer, the plan trustee or administrator must make the purchase of shares for your retirement plan account. The Distributor offers a number of different retirement plans that can be used by individuals and employers:

         -- Individual Retirement Accounts including rollover IRAs, for individuals and their spouses
         -- 403(b)(7) Custodial Plans for employees of eligible tax-exempt organizations, such as schools, hospitals and charitable organizations
         -- SEP-IRAs (Simplified Employee Pension Plans) for small business owners or people with income from self-employment, including SARSEP-IRAs
         -- Pension and Profit-Sharing Plans for self-employed persons and other employers
         -- 401(k) Prototype Retirement Plans for Businesses

         Please call the Distributor for the OppenheimerFunds plan documents, which contain important information and applications.

How to Sell Shares

         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, or from a retirement plan, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

          Retirement Accounts. To sell shares in an Oppenheimer funds retirement account in your name, call the Transfer Agent for a distribution request form. There are special income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer, you must arrange for the distribution request to be sent by the plan administrator or trustee. There are additional details in the Statement of Additional Information.

          Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         -- You wish to redeem more than $50,000 worth of shares and receive a check
         -- The redemption check is not payable to all shareholders listed on the account statement
         -- The redemption check is not sent to the address of record on your account statement
         -- Shares are being transferred to a Fund account with a different owner or name
         -- Shares are redeemed by someone other than the owners (such as an Executor)

          Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business, or as a fiduciary you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

         -- Your name
         -- The Fund's name
         -- Your Fund account number (from your account statement)
         -- The dollar amount or number of shares to be redeemed
         -- Any special payment instructions
         -- Any share certificates for the shares you are selling, -- The signatures of all registered owners exactly as the account is registered, and
         -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
Oppenheimer Shareholder Services
P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
Oppenheimer Shareholders Services
10200 E. Girard Avenue, Building D
Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. You may not redeem shares held in an OppenheimerFunds retirement plan or under a share certificate by telephone.

         -- To redeem shares through a service representative, call 1-800-852-
8457
         -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds sent to that account.

          Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

          Telephone Redemptions Through AccountLink or by Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.


How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         -- Shares of the fund selected for exchange must be available for sale in your state of residence
         -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege
         -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day
         -- You must meet the minimum purchase requirements for the fund you purchase by exchange
         -- Before exchanging into a fund, you should obtain and read its prospectus

         Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc. offers only one class of shares, which are considered to be "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         Exchanges may be requested in writing or by telephone:

          Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

          Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative at 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M., but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         -- For tax purposes, exchanges of shares involve a redemption of the shares of the Fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

         -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

Shareholder Account Rules and Policies

          Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Corporation's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

          The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

          Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

          The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

          Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

          Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

          The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A, Class B and Class C shares. Therefore, the redemption value of your shares may be more or less than their original cost.

          Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker/dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange with your bank to provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

          Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

          Under unusual circumstances, shares of the Fund may be redeemed "in kind," which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

          "Backup Withholding" of Federal income tax may be applied at the rate of 31% from dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or employer identification number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

          The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A, Class B and Class C shares.

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A, Class B and Class C shares from net investment income on a quarterly basis and normally pays those dividends to shareholders in March, June, September and December, but the Board of Directors can change that date. Dividends paid on Class A shares generally are expected to be higher than for Class B and Class C shares because expenses allocable to Class B and Class C shares will generally be higher than for Class A shares. There is no fixed dividend rate and there can be no assurance as to the payment of any dividends.

Capital Gains. The Fund may make distributions annually in December out of any net short-term or long-term capital gains, and the Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year. Short-term capital gains are treated as dividends for tax purposes. Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. There can be no assurances that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. For
OppenheimerFunds retirement accounts, all distributions are reinvested. For other accounts, you have four options:

          Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
          Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
          Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
          Reinvest Your Distributions in Another OppenheimerFunds Account. You can reinvest all distributions in another OppenheimerFunds account you have established.

Taxes. If your account is not a tax-deferred retirement account, you should be aware of the following tax implications of investing in the Fund. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you have held your shares. Dividends paid from short-term capital gains and net investment income are taxable as ordinary income. Distributions are subject to federal income tax and may be subject to state or local taxes. Your distributions are taxable when paid, whether you reinvest them in additional shares or take them in cash. Every year the Fund will send you and the IRS a statement showing the amount of each taxable distribution you received in the previous year.

          "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or capital gain.

          Taxes on Transactions: Share redemptions, including redemptions for exchanges, are subject to capital gains tax. Generally speaking, a capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them.

          Returns of Capital: In certain cases distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders. A non-taxable return of capital may reduce your tax basis in your fund shares.

         This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                       APPENDIX TO PROSPECTUS OF
                             OPPENHEIMER MAIN STREET INCOME & GROWTH FUND

         Graphic material included in Prospectus of Oppenheimer Main Street Income & Growth Fund: "Comparison of Total Return of Oppenheimer Main Street Income & Growth Fund with the S&P 500 Index - Change in Value of a $10,000 Hypothetical Investment"

         A linear graph will be included in the Prospectus of Oppenheimer Main Street Income & Growth Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's Class A shares, that graph will cover the period from February 3, 1988 (commencement of operations) through June 30, 1995 in the case of Class B shares the graph will cover the period from the inception of the class (October 1, 1994) through June
30, 1995, and in the case of Class C shares the graph will cover the period from the inception of the class (December 1, 1993) through June 30, 1995. The graphs will compare such values with hypothetical $10,000 investments over the same time periods in the S&P 500 Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the S&P 500 Index is set forth in the Prospectus under "Performance of the Fund - Comparing the Fund's Performance to the
Market."


                                      Oppenheimer
                                      Main Street
Fiscal Year                           Income &                           S&P 500
(Period) Ended                        Growth Fund A                      Index
2/03/88                               $ 9,425                            $10,000
6/30/88                               $ 9,955                            $10,815
6/30/89                               $11,859                            $13,034
6/30/90                               $12,934                            $15,178
6/30/91                               $14,304                            $16,297
6/30/92                               $19,952                            $18,479
6/30/93                               $29,205                            $20,994
6/30/94                               $33,393                            $21,288
6/30/95                               $40,244                            $26,103

                                      Oppenheimer
                                      Main Street
Fiscal Year                           Income &                           S&P 500
(Period) Ended                        Growth Fund B(1)                   Index

10/01/94                              $10,000                            $10,000
06/30/95                              $10,815                            $11,771

                                      Oppenheimer
                                      Main Street
Fiscal Year                           Income &                           S&P 500
(Period) Ended                        Growth Fund C(2)                   Index

12/01/93                              $10,000                            $10,000
06/30/94                              $ 9,856                            $ 9,618
06/30/95                              $11,790                            $11,794

(1)Class B shares of the Fund were first publicly offered on October 1, 1994.
(2)Class C shares of the Fund were first publicly offered on December 1, 1993.

Oppenheimer Main Street Income & Growth Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048


Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services

P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202


Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such an offer in such state.

PR700.1195 Printed on recycled paper

Oppenheimer Main Street Income & Growth Fund

3410 South Galena Street, Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated November 1, 1995

         This Statement of Additional Information of Oppenheimer Main Street Income & Growth Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus, which may be obtained upon written request to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270,
Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                               Page

About the Fund
Investment Objective and Policies                              2
     Investment Policies and Strategies                         2
     Other Investment Techniques and Strategies                 3
     Other Investment Restrictions                             13
How the Fund is Managed                                       14
     Organization and History                                  14
     Directors and Officers of the Corporation                 15
     The Manager and Its Affiliates                            19
Brokerage Policies of the Fund                                20
Performance of the Fund                                       22
Distribution and Service Plans                                24
About Your Account
How To Buy Shares                                             26
How To Sell Shares                                            33
How To Exchange Shares                                        37
Dividends, Capital Gains and Taxes                            39
Additional Information About the Fund                         40
Financial Information About the Fund
Independent Auditors' Report                                  41
Financial Statements                                          42
Appendix A: Description of Ratings                           A-1
Appendix B: Corporate Industry Classifications               B-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are described in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

          Foreign Securities. "Foreign securities" include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments that are traded on foreign securities exchanges or in the foreign over-the-counter markets. Securities of foreign issuers that are represented by American Depository Receipts or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not considered "foreign securities" for the purpose of the Fund's investment allocations, because they are not subject to many of the special considerations and risks, discussed below, that apply to foreign securities traded and held abroad.

         Investing in foreign securities offer potential benefits not available from investing solely in securities of domestic issuers, including the opportunity to invest in foreign issuers that appear to offer growth potential, or in foreign countries with economic policies or business cycles different from those of the U.S., or to reduce fluctuations in portfolio value by taking advantage of foreign stock markets that do not move in a manner parallel to U.S. markets. If the Fund's portfolio securities are held abroad, the countries in which they may be held and the sub-custodians holding them must be approved by the Corporation's Board of Directors where required under applicable rules of the Securities and Exchange Commission.

         -- Risks of Foreign Investing. Investments in foreign securities present special additional risks and considerations not typically associated with investments in domestic securities: reduction of income by foreign taxes; fluctuation in value of foreign portfolio investments due to changes in currency rates and control regulations (e.g., currency blockage); transaction charges for currency exchange; lack of public information about foreign issuers; lack of uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic issuers; less volume on foreign exchanges than on U.S. exchanges; greater volatility and less liquidity on foreign markets than in the U.S.; less regulation of foreign issuers, stock exchanges and brokers than in the U.S.; greater difficulties in commencing lawsuits; higher brokerage commission rates than in the U.S.; increased risks of delays in settlement of portfolio transactions or loss of certificates for portfolio securities; possibilities in some countries of expropriation, confiscatory taxation, political, financial or social instability or adverse diplomatic developments; and unfavorable differences between the U.S. economy and foreign economies. In the past, U.S. Government policies have discouraged certain investments abroad by U.S. investors, through taxation or other restrictions, and it is possible that such restrictions could be re-imposed.

          U.S. Government Securities. Obligations of U.S. Government agencies or instrumentalities (including mortgage-backed securities) may or may not be guaranteed or supported by the "full faith and credit" of the United States. Some are backed by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. Government to purchase the agencies' obligations; while others are supported only by the credit of the instrumentality. All U.S. Treasury obligations are backed by the full faith and credit of the United States. If the securities are not backed by the full faith and credit of the United
States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment. The Fund will invest in U.S. Government Securities of such agencies and instrumentalities only when the Manager is satisfied that the credit risk with respect to such instrumentality is minimal.

          Convertible Securities. While convertible securities are a form of debt security in many cases, their conversion feature (allowing conversion into equity securities) causes them to be regarded more as "equity equivalents." As a result, the rating assigned to the security has less impact on the Manager's investment decision with respect to convertible securities than in the case of non-convertible fixed income securities.
To determine whether convertible securities should be regarded as "equity equivalents," the Manager examines the following factors: (1) whether, at the option of the investor, the convertible security can be exchanged for a fixed number of shares of common stock of the issuer, (2) whether the issuer of the convertible securities has restated its earnings per share of common stock on a fully diluted basis (considering the effect of conversion of the convertible securities), and (3) the extent to which the convertible security may be a defensive "equity substitute," providing the ability to participate in any appreciation in the price of the issuer's common stock.

          Rights and Warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.

          Investing in Small, Unseasoned Companies. The securities of small, unseasoned companies may have a limited trading market, which may adversely affect the Fund's ability to dispose of them and can reduce the price the Fund might be able to obtain for them. If other investment companies and investors that invest in this type of securities trade the same securities when the Fund attempts to dispose of its holdings, the Fund may receive lower prices than might otherwise be obtained, because of the thinner market for such securities.

Other Investment Techniques and Strategies

          When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

          Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer that has been designated a primary dealer in government securities, that must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security.
The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

          Short Sales Against-the-Box. In this type of short sale, while the short position is open, the Fund must own an equal amount of the securities sold short, or by virtue of ownership of other securities have the right, without payment of further consideration, to obtain an equal amount of the securities sold short. Short sales against-the-box may be made to defer, for Federal income tax purposes, recognition of gain or loss on the sale of securities "in the box" until the short position is closed out. They may also be used to protect a gain on a security "in the box" when the Fund does not want to sell it and recognize a capital gain.

          Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Corporation or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

          Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

          Hedging. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (i) sell Futures, (ii) buy puts on such Futures or securities, or (iii) write covered calls on securities or Futures. When hedging to permit the Fund to establish a position in the securities market as a temporary substitute for purchasing particular securities
(which the Fund will normally purchase, and then terminate that hedging position), or to attempt to protect against the possibility that portfolio securities are not fully included in a rise in value of the market the Fund may: (i) buy Futures, or (ii) buy calls on such Futures or on securities. Normally, the Fund would then purchase the securities and terminate the hedging portion.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, and are legally permissible and disclosed in the Prospectus. Additional information about the Hedging Instruments the Fund may use is provided below.

          Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call, it receives a premium and agrees to sell the underlying security to a purchaser of a corresponding call on the same security during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying security), regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of the option transaction costs and the premium previously received on the call written is more or less than the price of the call subsequently purchased. A profit may also be realized if the call expires unexercised, because the Fund retains the underlying security and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. If the Fund could not effect a closing purchase transaction due to lack of a market, it would have to hold the callable securities until the call expired or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or a deliverable bond, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar amount of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice require the Fund to deliver a futures contract; it would simply put the Fund in a short futures position, which is permitted by the Fund's hedging policies.

         -- Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price less transaction costs incurred. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         The Fund may effect a closing purchase transaction to realize a profit on an outstanding put option it has written or to prevent an underlying security from being put. Furthermore, effecting such a closing purchase transaction will permit the Fund to write another put option to the extent that the exercise price thereof is secured by the deposited assets, or to utilize the proceeds from the sale of such assets for other investments by the Fund. The Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from writing the option. As described above for writing covered calls, any and all such profits described herein from writing puts are considered short-term capital gains for Federal tax purposes, and when distributed by the Fund, are taxable as ordinary income.

         -- Purchasing Calls and Puts. The Fund may purchase calls to protect against the possibility that the Fund's portfolio will not participate in an anticipated rise in the securities market. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. The Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and the premium paid for the call and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a put, it pays a premium and, except as to puts on indices, has the right to sell the underlying investment to a seller of a put on a corresponding investment during the put period at a fixed exercise price. Buying a put on securities or Futures the Fund owns enables the Fund to attempt to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling the underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and, as a result, the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment; the put may, however, be sold prior to expiration (whether or not at a profit).

         When the Fund purchases a call or put on an index or Future (discussed below), it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund. Gain or loss depends on changes in the index in question (and thus on price movements in the securities market generally) rather than on price movements in individual securities or futures contracts.

         -- Options on Foreign Currencies. The Fund intends to write and purchase calls and puts on foreign currencies. The Fund may purchase and write puts and calls on foreign currencies that are traded on a securities or commodities exchange or over-the-counter markets or are quoted by major recognized dealers in such options. It does so to protect against declines in the dollar value of foreign securities and against increases in the dollar cost of foreign securities to be acquired. If the Manager anticipates a rise in the dollar value of a foreign currency in which securities to be acquired are denominated, the increased cost of such securities may be partially offset by purchasing calls or writing puts on that foreign currency. If a decline in the dollar value of a foreign currency is anticipated, the decline in value of portfolio securities denominated in that currency may be partially offset by writing calls or purchasing puts on that foreign currency. However, in the event of currency rate fluctuations adverse to the Fund's position, it would lose the premium it paid and transaction costs.

         A call written on a foreign currency by the Fund is covered if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call may be written by the Fund on a foreign currency to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an expected adverse change in the exchange rate. This is a cross-hedging strategy. In such circumstances, the Fund covers the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. government securities or other liquid, high grade debt securities in an amount equal to the exercise price of the option.

         -- Futures. No payment is paid or received by the Fund on the purchase or sale of a Future. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment with the futures commission merchant (the "futures broker"). The initial margin payment will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under specified conditions. As the Future is marked to market to reflect changes in its market value, subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis. At any time prior to expiration of the Future, if the Fund elects to close out its position by taking an opposite position, a final determination of variation margin is made, and additional cash is required to be paid by or released to the Fund. Any loss or gain is then realized. All futures transactions are effected through a clearinghouse associated with the exchange on which the contracts are traded.

         -- Forward Contracts. A Forward Contract involves bilateral obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.

         The Fund may use Forward Contracts to protect against uncertainty in the level of future exchange rates. The use of Forward Contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance.
In addition, although Forward Contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

         The Fund may enter into Forward Contracts with respect to specific transactions. For example, when the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when the Fund anticipates receipt of dividend payments in a foreign currency, the Fund may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such payment. To do so, the Fund enters into a Forward Contract, for a fixed amount of U.S. dollars per unit of foreign currency, for the purchase or sale of the amount of foreign currency involved in the underlying transaction ("transaction hedge").
The Fund will thereby be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

         The Fund may also use Forward Contracts to lock in the U.S. dollar value of portfolio positions ("position hedge"). In a position hedge, for example, when the Fund believes that foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. When the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount. In either situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross hedge").


         The Fund will not enter into such Forward Contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or a closely-correlated currency. The Fund, however, in order to avoid excess transactions and transaction costs, may maintain a net exposure to Forward Contracts in excess of the value of the Fund's portfolio securities or other assets denominated in that currency or a closely-correlated currency provided the excess amount is "covered" by liquid, high-grade debt securities, denominated in any currency, at least equal at all times to the amount of such excess. As an alternative, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         The precise matching of the Forward Contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of these securities between the date the Forward Contract is entered into and the date it is sold. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (i.e., cash) market (and bear the expense of such purchase), if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward Contracts involve the risk that anticipated currency movements will not be accurately predicted, causing the Fund to sustain losses on these contracts and transactions costs.

         At or before the maturity of a Forward Contract requiring the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a Forward
Contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting Forward Contract under either circumstance to the extent the exchange rate or rates between the currencies involved moved between the execution dates of the first contract and offsetting contract.

         The cost to the Fund of engaging in Forward Contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. Because Forward Contracts are usually entered into on a principal basis, no fees or commissions are involved. Because such contracts are not traded on an exchange, the Fund must evaluate the credit and performance risk of each particular counterparty under a Forward Contract.

         Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund may convert foreign currency from time to time, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do seek to realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

         -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

         A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

         -- Additional Information About Hedging Instruments and Their Use. The Corporation's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent, through the facilities of the Options Clearing Corporation ("OCC"), as to the securities on which the Fund has written options or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities on the expiration of the option or upon the Fund's entering into a closing transaction. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option the Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         -- Regulatory Aspects of Hedging Instruments. The Fund is required to operate within certain guidelines and restrictions with respect to the use of Futures as established by the Commodities Futures Trading
Commission ("CFTC"). In particular, the Fund is excluded from registration as a "commodity pool operator" if it complies with the requirements of Rule 4.5 adopted by the CFTC. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule, the Fund must limit its aggregate initial futures margin and related options premiums to no more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund must also, as to its short positions, use Futures and options thereon solely for bona fine hedging purposes within the meaning and interest of the applicable provisions of the CEA.

         Transactions in options by the Fund are subject to limitations established by option exchanges governing the maximum number of options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund (or an adviser that is an affiliate of the Fund's adviser). The exchanges also impose position limits on Futures transactions. An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

         Due to requirements under the Investment Company Act, when the Fund buys or sells a Future, the Fund will identify to the Custodian cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         -- Tax Aspects of Covered Calls and Hedging Instruments. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to "pass through" its income and realized capital gains to shareholders without having to pay tax on them. This avoids a "double tax" on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund's shares are held in a retirement account or the shareholder is otherwise exempt from tax). One of the tests for the Fund's qualification as a regulated investment company is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. To comply with this 30% cap, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund;
(ii) purchasing options which expire in less than three months; (iii) effecting closing transactions with respect to calls or puts written or purchased less than three months previously; (iv) exercising puts or calls held by the Fund for less than three months; or (v) writing calls on investments held less than three months.

         Certain foreign currency exchange contracts ("Forward Contracts") in which the Fund may invest are treated as "section 1256 contracts." Gains or losses relating to section 1256 contracts generally are characterized under the Internal Revenue Code as 60% long-term and 40% short-term capital gains or losses. However, foreign currency gains or losses arising from certain section 1256 contracts (including Forward Contracts) generally are treated as ordinary income or loss. In addition, section
1256 contracts held by the Fund at the end of each taxable year are "marked-to-market" with the result that unrealized gains or losses are treated as though they were realized. These contracts also may be marked-to-market for purposes of the excise tax applicable to investment company distributions and for other purposes under rules prescribed pursuant to the Internal Revenue Code. An election can be made by the Fund to exempt these transactions from this marked-to-market treatment.

         Certain Forward Contracts entered into by the Fund may result in "straddles" for Federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by the Fund on straddle positions. Generally, a loss sustained on the disposition of a position making up a straddle is allowed only to the extent such loss exceeds any unrecognized gain in the offsetting positions making up the straddle. Disallowed loss is generally allowed at the point where there is no unrecognized gain in the offsetting positions making up the straddle, or the offsetting position is disposed of.

         Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of foreign currency forward contracts, gains or losses attributable to fluctuations in the value of a foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Currency gains and losses are offset against market gains and losses on each trade before determining a net "Section 988" gain or loss under the Internal Revenue Code for that trade, which may increase or decrease the amount of the Fund's investment company income available for distribution to its shareholders.

         -- Risks of Hedging With Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets.  First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices or on or securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and adequately disclosed.

Other Investment Restrictions

         The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (i) 67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot:

         -- invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the hedging instruments that it may use as permitted by any of its other policies, whether or not such hedging instrument is considered to be a commodity or commodity contract;

         -- invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

         -- purchase securities on margin; however, the Fund may make margin deposits in connection with the use of hedging instruments as permitted by any of its other policies;

         -- invest in companies for the purpose of acquiring control or management thereof;

         -- underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act in the resale of any securities held in its own portfolio;
         -- invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities or such issuer;

         -- invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions; or

         -- pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with hedging instruments are not deemed to be a pledge of assets.

         The Fund has undertaken, in connection with the qualification for sale of its shares in certain states, (a) with respect to investment restriction (1) above, not to invest in oil, gas or other mineral leases, and (b) with respect to investment restriction (2) above, not to invest in real estate limited partnerships unless such securities are determined by the Board to be readily marketable and not to invest more than 10% of its total assets in the securities of one or more real estate investment trusts. Should its shares no longer be offered in such states, the Fund would not be subject to the foregoing undertakings.

         For purposes of the Fund's policy not to concentrate its assets as described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix B to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street Income & Growth Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to he series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

         The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specified purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicants' communication to all other shareholders at the applicants' expense.

Directors and Officers of the Corporation. The Corporation's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Centennial America Fund, L.P., Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Oppenheimer Equity Income Fund, Oppenheimer Variable Account Funds, Oppenheimer Cash Reserves, Oppenheimer High Yield Fund, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Integrity Funds, The New York Tax-Exempt Income Fund, Inc., Centennial Government Trust, Centennial Money Market Trust, Centennial California Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial New York Tax Exempt Trust and Daily Cash Accumulation Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds") except for Mr. Fossel, who is a Director, Trustee or Managing General Partner of all the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds and Oppenheimer Strategic Funds Trust. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Mr. Fossel is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of October 2, 1995, the Directors and officers in the aggregate owned less than 1% of the Fund's and the Corporation's respective outstanding shares.

         Robert G. Avis, Director; Age: 64
         One North Jefferson Ave., St. Louis, Missouri 63103
         Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

         William A. Baker, Director; Age: 80
         197 Desert Lakes Drive, Palm Springs, California 92264
         Management Consultant.

         Charles Conrad, Jr., Director; Age: 65
         19411 Merion Circle, Huntington Beach, California 92648
         Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

         Jon S. Fossel, President and Director*; Age: 53
         Two World Trade Center, New York, New York 10048-0203
         Chairman and a Director of the Manager; President and director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a Director of HarbourView Asset Management Corp. ("HarbourView"), a subsidiary of the Manager; a Director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

         Raymond J. Kalinowski, Director; Age: 66
         44 Portland Drive, St. Louis, Missouri  63131
         Director of Wave Technologies International, Inc.; formerly Vice Chairman and a director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc. (a broker-dealer), of which he was a Senior Vice President.

         C. Howard Kast, Director; Age: 73
         2552 East Alameda, Denver, Colorado 80209
         Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

         Robert M. Kirchner, Director; Age: 74
         7500 East Arapahoe Road, Englewood, Colorado 80112
         President of The Kirchner Company (management consultants).

         Ned M. Steel, Director; Age: 80
         3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of the Van Gilder Insurance Corp. (insurance brokers).

         James C. Swain, Chairman and Director; Age: 61
         3410 South Galena Street, Denver, Colorado 80231
         Vice Chairman and a Director of the Manager; President and a Director of Centennial Asset Management Corporation, an investment adviser subsidiary of the Manager ("Centennial"); formerly Chairman of the Board of SSI.

         Robert J. Milnamow, Vice President and Portfolio Manager; Age: 45 Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager; previously a portfolio manager with Phoenix Securities Group.

         Bruce Bartlett, Vice President; Age: 45
         Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Vice President and Senior Portfolio Manager at First of America Investment Corporation.

         Diane Sobin, Vice President and Portfolio Manager; Age: 33
         Two World Trade Center, New York, New York 10048-0203
         Vice President of the Manager; an officer of other Oppenheimer funds; formerly a Vice President and Senior Portfolio Manager at Dean Witter InterCapital, Inc.

         Andrew J. Donohue, Vice President; Age: 45
         Two World Trade Center, New York, New York 10048-0203
         Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in, Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

         George C. Bowen, Vice President, Secretary and Treasurer; Age: 59 3410 South Galena Street, Denver, Colorado 80231
         Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a Director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

         Robert J. Bishop, Assistant Treasurer; Age: 36
         3410 South Galena Street, Denver, Colorado 80231
         Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

         Scott Farrar, Assistant Treasurer; Age: 30
         3410 South Galena Street, Denver, Colorado 80231
         Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers, Harriman Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

         Robert G. Zack, Assistant Secretary; Age: 47
         Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

          Remuneration of Directors. The officers of the Fund are affiliated with the Manager; they and the Directors of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Directors) receive no salary or fee from the Fund. The Directors of the Corporation (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended June
30, 1995, and (ii) from all of the Denver-based Oppenheimer Funds
(including the Fund) listed in the first paragraph of this section, (plus three funds that reorganized into other Oppenheimer funds prior to October
1, 1995: Oppenheimer Strategic Diversified Income Fund, Oppenheimer
Strategic Short-Term Income Fund and Oppenheimer Strategic Investment
Grade Bond Fund) for services in the positions shown:

                                                                                          Total
                                                                                          Compensation
                                                                Aggregate                 From All
                                                                Compensation              Denver-based
Name and Position                                               From Fund                 Oppenheimer funds1
Robert G. Avis - Director                                       $6,215                    $53,000.00
William A. Baker - Audit and Review                             $8,588                    $73,257.01
    Committee Chairman and Director
Charles Conrad, Jr. -  Audit and Review                         $8,005                    $68,293.67
    Committee Member and Director
Raymond J. Kalinowski - Director                                $6,210                    $53,000.00
C. Howard Kast - Director                                       $6,210                    $53,000.00
Robert M. Kirchner - Audit and Review                           $8,005                    $68,293.67
    Committee Member and Director
Ned M. Steel - Director                                         $6,210                    $53,000.00

______________
1For the 1994 calendar year.

           Major Shareholders. As of October 2, 1995, the only person who owned of record or was known by the Fund to own beneficially 5% or more of the Fund's outstanding Class A, Class B and Class C shares was Merrill Lynch Pierce Fenner & Smith, Inc., 4800 Deer Lake Drive, East, Floor 3, Jacksonville, Florida 32246-6484, who was the record owner of 4,711,806.865 Class A shares, 3,512,475.577 Class B shares, and
4,936,156.306 Class C shares, representing approximately 5.52%, 10.41% and 24.50, respectively, of the Fund's outstanding Class A, Class B and Class C shares, respectively.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corporation ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Corporation and two of whom (Messrs. Fossel and Swain) serve as directors of the Corporation.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced by the Manager.

          The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration of the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Corporation. Expenses with respect to the Corporation's two series, including the Fund, are allocated in proportion to the net assets of the respective funds except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares" below. The advisory agreement lists examples of expenses paid by the Corporation, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration expenses and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Corporation on behalf of the Fund to the Manager were $253,182, $1,817,623 and $8,976,524, respectively.

         The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (with specified exceptions), shall not exceed the most stringent applicable state regulatory limitation. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the average annual net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation lowers the Fund's overall expense ratio and increases its total return during any period in which expenses are limited. The Manager reserves the right to terminate or amend the undertaking at any time.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the name "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the name "Main Street" as part of its name and the name of the Fund may be withdrawn.

          The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of shares of the Fund's
Class A, Class B and Class C shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than those paid under the Rule 12b-1 plans), including advertising and the cost of printing and mailing prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $784,013, $23,502,310 and $36,545,570, respectively, of which the Distributor retained in the aggregate $87,916 for the fiscal year ended June 30, 1993 and of which the Distributor and an affiliated broker-dealer retained $6,373,770 and $8,951,501 during the fiscal years ended June 30, 1994 and 1995, respectively. During the fiscal year ended June 30, 1995, sales charges advanced to broker-dealers by the Distributor on sales of the Fund's Class B and Class C shares totalled $22,189,541 and $2,739,931, respectively, of which $309,732 and $48,816 was paid to an affiliated broker-dealer. During the fiscal year ended June 30, 1995, the Distributor received contingent deferred sales charges of $393,448 and $233,149 upon redemption of Class B and Class C shares, respectively. For additional information about distribution of the Fund's shares and the expenses connected with such activities, see "Distribution and Service
Plans," below.

          The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers (as that term is defined in the Investment Company
Act), as may, in the Manager's best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding or base its selection on "posted" rates, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by its Board of Directors. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price.

         Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged, if a good faith determination is made by the Manager that the commission is reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager and its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In connection with transactions on foreign exchanges, the Fund may be required to pay fixed brokerage commissions and thereby forego the benefit of negotiated commissions available in U.S. markets.
Brokerage commissions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market and are otherwise paid only if it appears likely that a better price or execution can be obtained. When the Fund engages in an option transaction, ordinarily the same broker will be used for the purchase or sale of the option and any transactions in the securities to which the option relates. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory, (ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolios or being considered for purchase. The Board, including the independent Directors, (those Directors of the Fund who are not "interested persons" as defined in the Investment Company Act, and who have no direct financial interest in the operation of the advisory agreement or the Distribution and Service Plans described below) annually reviews information furnished by the Manager relative to the commissions paid to brokers furnishing such services in an effort to ascertain that the amount of such commissions was reasonably related to the value or the benefit of such services.

         During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, total brokerage commissions paid by the Fund (not including spreads or concessions on principal transactions on a net trade basis) were $292,787, $6,479,920 and $12,685,652, respectively. During the fiscal year ended June 30, 1995, $628,096 was paid by the Fund to brokers as commissions in return for research services; the aggregate dollar amount of these transactions was $292,666,900. The transactions giving rise to those commissions were allocated in accordance with the Manager's internal allocation procedures described.

Performance of the Fund

Total Return Information. As described in the Prospectus, from time to time the "average annual total return," "cumulative total return" and "total return at net asset value" of an investment in a class of shares of the Fund may be advertised. An explanation of how these total returns are calculated for each class and the components of those calculations is set forth below.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5, and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A, Class B and Class C shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

          Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

         The "average annual total returns" on an investment in Class A shares of the Fund (using the method described above) for the one and five year periods ended June 30, 1995 and for the period from February 3, 1988 (commencement of operations) to June 30, 1995 were 13.59%, 24.01% and
20.68%, respectively. Class B shares were publicly outstanding for only a portion of the year ended June 30, 1995, and cumulative total returns for Class B shares are given on the following page. The average annual total return on Class C shares for the one-year period ended June 30, 1995 and for the period December 1, 1993 (commencement of the public offering of the class) to June 30, 1995 were 18.63% and 10.98%, respectively.

          Cumulative Total Returns. The cumulative "total return" calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

         In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5% for the first year, 4% for the second year, 3% for the third and fourth years, 2% for the fifth year, 1% for the sixth year, and none thereafter) is applied to the investment result for the period shown (unless the total return is shown at net asset value, as described below). For Class C shares, the 1.0% contingent deferred sales charge is applied to the investment result for the one-year period (or less). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period.

         The "cumulative total return" on Class A shares for the period from February 3, 1988 (commencement of operations) to June 30, 1995 was
302.44%. The cumulative total return on Class B shares for the period from October 1, 1994 (the commencement of the offering of the class) through June 30, 1995 was 8.15%. The cumulative total return on Class C shares for the period from December 1, 1993 (the commencement of the offering of the class) through June 30, 1995 was 17.90%.

          Total Returns at Net Asset Value. From time to time the Fund may also quote an "average annual total return at net asset value" or a cumulative total return at net asset value for Class A, Class B or Class
C shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The "total return at net asset value" on the Fund's Class A shares for the one year period ended June 30, 1995 was 20.52%. The cumulative total return at net asset value for the Fund's Class B shares for the period from October 1, 1994 through June 30, 1995 was 17.98%. The cumulative total return at net asset value for the Fund's Class C shares for the period from December 1, 1993 through June
30, 1995 was 19.63%.

Other Performance Comparisons. From time to time the Fund may publish the ranking of its Class A, Class B or Class C shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The performance of the Fund is ranked against (I) all other funds, (ii) all other "income & growth" funds and (iii) all other "income & growth" funds in a specific size category. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated growth and income funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A, Class B or Class C shares may be compared with performance for the same period of either the Lipper Growth & Income Fund Index or the S&P 500 Index, as described in the Prospectus. The performance of each index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

         The performance of the Fund's Class A, Class B, or Class C shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A, Class B or Class C return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plans

         The Corporation has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares of the Fund under Rule 12b-1 of the Investment Company Act pursuant to which the Corporation will reimburse the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of that class, as described in the Prospectus. Each Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the Independent Directors, cast in person at a meeting called for the purpose of voting on that Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the shares of each class. For the Distribution and Service Plan for Class B and Class C shares, that vote was cast by the Manager as the sole initial holder of Class B and Class C shares of the Fund, respectively.

         In addition, under the Plans the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Plans) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, each plan continues in effect from year to year but only as long as such continuance is specifically approved at least annually by the Corporation's Board of Directors and its "Independent Directors" by a vote cast in person at a meeting called for the purpose of voting on such continuance. Any Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company
Act) of the outstanding shares of that class. No Plan may be amended to increase materially the amount of payments to be made unless such amendment is approved by shareholders of the class affected by the amendment. In addition, because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund is required to obtain the approval of Class B as well as Class A shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. Such approval must be by a "majority" of the Class A and Class B shares (as defined in the Investment Company
Act), voting separately by class. All material amendments must be approved by the Board of Directors and the Independent Directors.

         While the Plans are in effect, the Treasurer of the Corporation shall provide separate written reports to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to each Plan, the purpose for which the payments were made and the identity of each Recipient that received any such payment. The report for the Class
B Plan and Class C Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. Each Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Plans, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers did not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Corporation's Independent Directors. Initially, the Board of Directors has set the fee at the maximum rate and set no requirement for a minimum amount.

         For the fiscal year ended June 30, 1995, payments under the Class A Plan totaled $3,170,564, all of which was paid by the Distributor to Recipients, including $123,043 paid to an affiliated broker-dealer as reimbursement for Class A personal service and account maintenance services. For the period October 1, 1994 through June 30, 1995, payments under the Class B Plan totalled $1,824,878, of which the Distributor retained $1,795,939 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. For the fiscal year ended June 30, 1995, payments under the Class C Plan totalled $3,218,116, of which the Distributor paid $9,496 to an affiliated broker-dealer as reimbursement for Class C personal service and maintenance expenses, and retained $2,894,505 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs.

         The Class B and Class C Plans allow the service fee payments to be paid by the Distributor to Recipients in advance for the first year Class
B and Class C shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the Class B and Class C shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B or Class C shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

         Although the Class B and the Class C Plan permit the Distributor to retain both the asset-based sales charge and the service fee, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor presently intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan and the Class C
Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B and the Class C Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

         Any unreimbursed expenses incurred with respect to Class A shares for any fiscal quarter by the Distributor may not be recovered under the Class
A Plan in subsequent fiscal quarters. Payments received by the Distributor under the Class A Plan will not be used to pay any interest expense, carrying charges, or other financial costs, or allocation of overhead by the Distributor. The Class B Plan and the Class C Plan allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charges paid to the Distributor by the Fund under the Class B Plan and the Class C Plan are intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B and Class C shares: (i) financing the advance of the service fee payment to Recipients under the Class B and the Class C Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B and Class C shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders).

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A, Class B and Class C Shares. The availability of three classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B and Class C shares are the same as those of the initial sales charge with respect to Class A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than another. The Distributor will not accept any order for $500,000 or $1 million or more of Class B or Class C shares, respectively, on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The three classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B and Class C shares and the dividends payable on Class B and Class C shares will be reduced by incremental expenses borne solely by that class, respectively, including the asset-based sales charges to which Class B and Class C shares are subject.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal
Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A, Class B and Class C shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A, Class B and Class C shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. The Fund may invest a substantial portion of its assets in foreign securities primarily listed on foreign exchanges which may trade on Saturdays or customary U.S. business holidays on which the Exchange is closed. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities generally as follows: (i) equity securities traded on a securities exchange or on the NASDAQ for which last sale information is regularly reported are valued at the last sales prices on their primary exchange or the NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) securities actively traded on a foreign securities exchange are valued at the last sales price available to the pricing service approved by the Corporation's Board of Directors or to the Manager as reported by the principal exchange on which the security is traded; (iii) unlisted foreign securities or listed foreign securities not actively traded are valued as in (i) above, if available, or at the mean between "bid" and "asked" prices obtained from active market makers in the security on the basis of reasonable inquiry;
(iv) long-term debt securities having a remaining maturity in excess of 60 days are valued at the mean between the "bid" and "asked" prices determined by a portfolio pricing service approved by the Fund's Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (v) debt instruments having a maturity of more than one year when issued, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and "asked" prices determined by a pricing service approved by the Fund's
Board of Trustees or obtained from active market makers in the security on the basis of reasonable inquiry; (vi) money market-type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (vii) securities (including restricted securities) not having readily-available market quotations are valued at fair value under the Board's procedures; and
(viii) securities traded on foreign exchanges are valued at the closing or last sales prices reported on a principal exchange, or, if none, at the mean between closing bid and asked prices and reflect prevailing rates of exchange taken from the closing price on the London foreign exchange market that day.

         Trading in securities on European and Asian exchanges and over-the-counter markets is normally completed before the close of the Exchange. Events affecting the values of foreign securities that occur between the time their prices are determined and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless the Board of Directors or the Manager, under procedures established by the Board of Directors, determines that the particular event would materially affect net asset value, in which case an adjustment would be made. Foreign currency, including forward contracts, will be valued at the closing price in the London foreign exchange market that day as provided by a reliable bank, dealer or pricing service. The value of securities denominated in foreign currency will be converted to U.S. dollars at the time of valuation.

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). With the approval of the Corporation's
Board of Directors, the Manager may employ a pricing service, bank or broker-dealer experienced in such matters to price any of the types of securities described above. The Directors will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         Forward currency contracts are valued at the closing price on the London foreign exchange market. In the case of U.S. Government Securities, mortgage-backed securities, and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable debt instruments on the basis of quality, yield, maturity and other special factors involved. The Board of Directors will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         The Fund values puts, calls and Interest Rate Futures at the last sales price on the principal exchange or on the NASDAQ on which they are traded. If there were no sales on the principal exchange, the last sale or any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closets to the last reported sales price.

         When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25.00. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House ("ACH") transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for the purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received on a business day after the close of the Exchange, the shares will be purchased and dividends will begin to accrue on the next regular business day. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.
Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, parents, grandparents, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse and a spouse's siblings.

          The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

         Oppenheimer Tax-Free Bond Fund
         Oppenheimer New York Tax-Exempt Fund
         Oppenheimer California Tax-Exempt Fund
         Oppenheimer Intermediate Tax-Exempt Fund
         Oppenheimer Insured Tax-Exempt Fund
         Oppenheimer Main Street California Tax-Exempt Fund
         Oppenheimer Florida Tax-Exempt Fund
         Oppenheimer Pennsylvania Tax-Exempt Fund
         Oppenheimer New Jersey Tax-Exempt Fund
         Oppenheimer Fund
         Oppenheimer Discovery Fund
         Oppenheimer Target Fund
         Oppenheimer Growth Fund
         Oppenheimer Equity Income Fund
         Oppenheimer Value Stock Fund
         Oppenheimer Asset Allocation Fund
         Oppenheimer Total Return Fund, Inc.
         Oppenheimer Main Street Income & Growth Fund
         Oppenheimer High Yield Fund
         Oppenheimer Champion Income Fund
         Oppenheimer Bond Fund
         Oppenheimer U.S. Government Trust
         Oppenheimer Limited-Term Government Fund
         Oppenheimer Global Fund
         Oppenheimer Global Emerging Growth Fund
         Oppenheimer Global Growth & Income Fund
         Oppenheimer Gold & Special Minerals Fund
         Oppenheimer Strategic Income Fund
         Oppenheimer Strategic Income & Growth Fund
         Oppenheimer International Bond Fund

and the following "Money Market Funds":

         Oppenheimer Money Market Fund, Inc.
         Oppenheimer Cash Reserves
         Centennial Money Market Trust
         Centennial Tax Exempt Trust
         Centennial Government Trust
         Centennial New York Tax Exempt Trust
         Centennial California Tax Exempt Trust
         Centennial America Fund, L.P.
         Daily Cash Accumulation Fund, Inc.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

          Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         For purchases of shares of the Fund and other Oppenheimer funds by Oppenheimer funds prototype 401(k) plans under a Letter of Intent, the Transfer Agent will not hold shares in escrow. If the intended purchase amount under the Letter entered into by an Oppenheimer funds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of commissions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         -- Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

       3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class A shares sold with a front-end sales charge or subject to a Class
A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A shares or Class B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund's shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or the Fund or the Distributor may seek other redress.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

          Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Corporation may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

          Involuntary Redemptions. The Board of Directors has the right to cause the involuntary redemption of the shares held in any Fund account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. This privilege does not apply to Class C shares. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfers of Shares. Shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How to Buy Shares" for the imposition of the Class B and Class C contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans, or pension or profit-sharing plans should be addressed to "Trustee, OppenheimerFunds Retirement Plans," c/o the Transfer Agent at its address listed in "How To Sell Shares" in the Prospectus or on the back cover of this Statement of Additional Information. The request must: (i) state the reason for the distribution; (ii) state the owner's awareness of tax penalties if the distribution is premature; and (iii) conform to the requirements of the plan and the Fund's other redemption requirements. Participants, other than self-employed persons maintaining a plan account in their own name, in OppenheimerFunds-sponsored prototype pension or profit-sharing or 401(k) plans may not directly redeem or exchange shares held for their account under those plans. The employer or plan administrator must sign the request. Distributions from pension, profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, the Trustee and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives the order placed by the dealer or broker, except that if the Distributor receives a repurchase order from the dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value, if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M., but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.). Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from Oppenheimer funds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Oppenheimer funds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans because of the imposition of the contingent deferred sales charges on such withdrawals (except where the Class B and Class C contingent deferred sales charges are waived as described in the Prospectus under "Waivers of Class B and Class C Contingent Deferred Sales Charges").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the Oppenheimer funds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

          Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the Oppenheimer funds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

          Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchase additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which classes can be obtained by calling the distributor at 1-800-525-7048.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares.

         When Class B or Class C shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B and Class C contingent deferred sales charges will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of more than one class must specify whether they intend to exchange Class A, Class B or Class C shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The
Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is explained in the Prospectus under the caption "Dividends, Capital Gains and Taxes." Special provisions of the Internal Revenue Code govern the eligibility of the Fund's dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. In addition, the amount of dividends paid by the Fund which may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from its portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund's dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

         Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Board of Directors and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distribution. The Fund qualified during its last fiscal year, and intends to qualify in current and future years, but reserves the right not to do so. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year.
For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify
(see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

         The amount of a class's distributions may vary from time to time depending on market conditions, the composition of the Fund's portfolio, and expenses borne by the Fund or borne separately by a class, as described in "Alternative Sales Arrangements -- Class A, Class B and Class C Shares," above. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends on Class B and Class C shares are expected to be lower as a result of the asset-based sales charge on Class B and Class C shares, and Class B and Class C dividends will also differ in amount as a consequence of any difference in net asset value between the classes.

         Dividends, distributions and the proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc., as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. To elect this option, a shareholder must notify the Transfer Agent in writing and either have an existing account in the fund selected for reinvestment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and/or distributions from certain of the Oppenheimer funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the Custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities, collecting income on the portfolio securities and handling the delivery of such securities to and from the Fund. The Manager has represented to the Fund that the banking relationships between the Manager and the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                         -----------------------------------------------------
                         Independent Auditors' Report
                         -----------------------------------------------------


                         The Board of Directors and Shareholders of
                         Oppenheimer Main Street Income & Growth Fund:

                         We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street Income and Growth Fund as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period February 3, 1988 (commencement of operations) to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                            We conducted our audits in accordance with
                         generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

                            In our opinion, such financial statements
                         and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street Income and Growth Fund at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.

                         DELOITTE & TOUCHE LLP

                         Denver, Colorado
                         July 24, 1995

                                 ---------------------------------------------------------------------------------------------------
                                 STATEMENT OF INVESTMENTS   June 30, 1995
                                 ---------------------------------------------------------------------------------------------------

                                                                                                        FACE          MARKET VALUE
                                                                                                        AMOUNT        SEE NOTE 1
CONVERTIBLE CORPORATE BONDS AND NOTES--6.0%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--0.3%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.2%                  IMC Global, Inc., 6.25% Cv. Sub. Debs., 12/1/01                        $ 6,000,000   $
6,120,000
------------------------------------------------------------------------------------------------------------------------------------
GOLD--0.1%                       Agnico Eagle Mines Ltd., 3.50% Cv. Sr. Nts., 1/27/04                     2,625,000
2,244,375
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--1.4%
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--0.1%    Discovery Zone, Inc., Zero Coupon Cv. Sub. Liquid Yield Option
                                 Nts., 10/14/13                                                          10,000,000        3,362,500
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--0.9%                      Time Warner, Inc., 8.75% Cv. Sr. Nts., 1/10/15                          24,000,000
24,960,000
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--0.3%            Federated Department Stores, Inc., 9.72% Cv. Sr. Disc. Nts., 2/15/04     5,000,000
    5,056,250
                                 ---------------------------------------------------------------------------------------------------
                                 Unifi, Inc., 6% Cv. Sub. Nts., 3/15/02                                   5,000,000        5,006,250
                                                                                                                      --------------
                                                                                                                          10,062,500
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--0.1%          Sports & Recreation, Inc., 4.25% Cv. Sub. Nts., 11/1/00                  3,500,000
 2,695,000
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--1.4%
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/DRUGS--0.6%           Roche Holdings, Inc., Zero Coupon Cv. Nts., 4/20/10(1)                  48,000,000
    19,080,000
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES &            Fisher Scientific International, Inc., 4.75% Cv. Sub. Nts., 3/1/03(2)    3,000,000
   3,213,750
SERVICES--0.8%                   ---------------------------------------------------------------------------------------------------
                                 ICN Pharmaceuticals, Inc., 8.50% Cv. Sub. Debs., 11/15/99                7,400,000        7,252,000
                                 ---------------------------------------------------------------------------------------------------
                                 Novacare, Inc., 5.50% Cv. Sub. Debs., 1/15/00                            6,500,000        5,622,500
                                 ---------------------------------------------------------------------------------------------------
                                 Pacific Physician Services, Inc., 5.50% Cv. Sub. Debs., 12/15/03         2,500,000        1,918,750
                                 ---------------------------------------------------------------------------------------------------
                                 Physicians Clinical Laboratory, Inc., 7.50% Cv. Sub. Debs., 8/15/00(1)   1,000,000          831,250
                                 ---------------------------------------------------------------------------------------------------
                                 Theratx, Inc., 8% Cv. Sub. Debs., 2/1/02(1)                              6,000,000        5,467,500
                                                                                                                      --------------
                                                                                                                          24,305,750
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--0.1%
------------------------------------------------------------------------------------------------------------------------------------
BANKS--0.1%                      Banco de Galicia y Buenos Aires SA, 7% Cv. Negotiable Obligation
                                 Bonds, 8/1/02                                                            3,000,000        2,115,000
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL--1.0%
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--0.3%        WMX Technologies, Inc., 2% Cv. Sub. Nts., 1/24/05                       10,000,000
     8,425,000
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.7%             AMR Corp., 6.125% Cv. Sub. Debs., 11/1/24                               15,000,000
  15,675,000
                                 ---------------------------------------------------------------------------------------------------
                                 Delta Airlines, Inc., 3.23% Cv. Sub. Nts., 6/15/03                       6,000,000        5,775,000
                                                                                                                      --------------
                                                                                                                          21,450,000
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--1.8%
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER HARDWARE--0.7%          Conner Peripherals, Inc., 6.50% Cv. Debs., 3/1/02                        3,000,000
     2,531,250
                                 ---------------------------------------------------------------------------------------------------
                                 Danka Business Systems PLC, 6.75% Cv. Sub. Nts., 4/1/02(1)               8,000,000        8,440,000
                                 ---------------------------------------------------------------------------------------------------
                                 Data General Corp., 7.75% Cv. Sub. Debs., 6/1/01                         8,000,000        7,240,000
                                 ---------------------------------------------------------------------------------------------------
                                 Seagate Technology, Inc., 6.75% Cv. Sub. Debs., 5/1/12                   3,000,000        3,135,000
                                                                                                                      --------------
                                                                                                                          21,346,250

                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                                                                                        FACE          MARKET VALUE
                                                                                                        AMOUNT        SEE NOTE 1

COMPUTER SOFTWARE--0.2%          First Financial Management Corp., 5% Cv. Debs., 12/15/99               $ 5,000,000
 $    6,675,000
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE &              Synoptics Communications, Inc., 5.25% Cv. Sub. Debs., 5/15/03(1)         3,500,000
      3,329,375
SERVICES--0.1%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONICS--0.4%                ADT Operations, Inc., Zero Coupon Sub. Nts., 7/6/10                     10,000,000
3,925,000
                                 ---------------------------------------------------------------------------------------------------
                                 Altera Corp., 5.75% Cv. Sub. Nts., 6/15/02(1)                            7,000,000        7,446,250
                                                                                                                      --------------
                                                                                                                          11,371,250
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-              Telekom Malaysia Berhad, 4% Cv. Debs., 10/3/04(1)                        3,250,000
     3,136,250
TECHNOLOGY--0.4%                 ---------------------------------------------------------------------------------------------------
                                 U.S. Cellular Corp., Zero Coupon Cv. Liquid Yield Option Nts., 6/15/15  16,250,000        5,078,125
                                 ---------------------------------------------------------------------------------------------------
                                 Worldcom, Inc., 5% Cv. Sub. Nts., 8/15/03                                4,000,000        3,820,000
                                                                                                                      --------------
                                                                                                                          12,034,375
                                                                                                                      --------------
                                 Total Convertible Corporate Bonds and Notes (Cost $166,782,577)                         179,576,375

                                                                                                        SHARES
==========================================================
==========================================================
================
COMMON STOCKS--78.6%
------------------------------------------------------------------------------------------------------------------------------------
BASIC MATERIALS--3.3%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--2.4%                  Bush Boake Allen, Inc.(3)                                                  400,000       12,150,000
                                 ---------------------------------------------------------------------------------------------------
                                 Hercules, Inc.                                                             370,000       18,037,500
                                 ---------------------------------------------------------------------------------------------------
                                 IMC Global, Inc.                                                           375,000       20,296,875
                                 ---------------------------------------------------------------------------------------------------
                                 Mississippi Chemical Corp.                                                 300,000        5,981,250
                                 ---------------------------------------------------------------------------------------------------
                                 W.R. Grace & Co.                                                           275,000       16,878,125
                                                                                                                      --------------
                                                                                                                          73,343,750
------------------------------------------------------------------------------------------------------------------------------------
METALS--0.4%
                                 Aluminum Co. of America                                                    200,500       10,050,063
                                 ---------------------------------------------------------------------------------------------------
                                 Zemex Corp.(3)                                                             140,000        1,312,500
                                                                                                                      --------------
                                                                                                                          11,362,563
------------------------------------------------------------------------------------------------------------------------------------
PAPER--0.5%                      Scott Paper Co.                                                            300,000       14,850,000
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER CYCLICALS--14.0%
------------------------------------------------------------------------------------------------------------------------------------
AUTOS & HOUSING--0.8%            Chrysler Corp.                                                             275,000       13,165,625
                                 ---------------------------------------------------------------------------------------------------
                                 Edelbrock Corp.(3)                                                         225,000        3,037,500
                                 ---------------------------------------------------------------------------------------------------
                                 Oakwood Homes Corp.                                                        350,000        8,968,750
                                                                                                                      --------------
                                                                                                                          25,171,875
------------------------------------------------------------------------------------------------------------------------------------
LEISURE & ENTERTAINMENT--5.4%    Atlantic Southeast Airlines, Inc.                                          950,000
28,618,750
                                 ---------------------------------------------------------------------------------------------------
                                 Aztar Corp.(3)                                                             800,000        7,400,000
                                 ---------------------------------------------------------------------------------------------------
                                 Brunswick Corp.                                                            450,000        7,650,000
                                 ---------------------------------------------------------------------------------------------------
                                 Buffets, Inc.(3)                                                           910,000       12,512,500
                                 ---------------------------------------------------------------------------------------------------
                                 Circus Circus Enterprises, Inc.(3)                                         951,000       33,522,750
                                 ---------------------------------------------------------------------------------------------------
                                 Continental Airlines, Inc., Cl. B(3)                                       600,000       15,075,000
                                 ---------------------------------------------------------------------------------------------------
                                 Eastman Kodak Co.                                                          425,000       25,765,625

                                 ---------------------------------------------------------------------------------------------------
                                 STATEMENT OF INVESTMENTS   (Continued)
                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1

LEISURE & ENTERTAINMENT          FelCor Suite Hotels, Inc.                                                  100,000   $
2,550,000
(CONTINUED)                      ---------------------------------------------------------------------------------------------------
                                 Imax Corp.(3)                                                              225,000        2,503,125
                                 ---------------------------------------------------------------------------------------------------
                                 Southwest Airlines Co.                                                     350,000        8,356,250
                                 ---------------------------------------------------------------------------------------------------
                                 Walt Disney Co.                                                            325,000       18,078,125
                                                                                                                      --------------
                                                                                                                         162,032,125
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--2.1%                      CBS, Inc.                                                                  150,000       10,050,000
                                 ---------------------------------------------------------------------------------------------------
                                 Comcast Corp., Cl. A Special                                               650,000       12,065,625
                                 ---------------------------------------------------------------------------------------------------
                                 Cox Communications, Inc.(3)                                                600,000       11,625,000
                                 ---------------------------------------------------------------------------------------------------
                                 Houghton Mifflin Co.                                                       125,000        6,593,750
                                 ---------------------------------------------------------------------------------------------------
                                 Katz Media Group, Inc.(3)                                                    8,400          133,350
                                 ---------------------------------------------------------------------------------------------------
                                 United International Holdings, Inc., Cl. A(3)                              350,000        5,862,500
                                 ---------------------------------------------------------------------------------------------------
                                 Viacom, Inc., Cl. B(3)                                                     400,000       18,550,000
                                                                                                                      --------------
                                                                                                                          64,880,225
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: GENERAL--2.3%            Big B, Inc.                                                                300,000        4,237,500
                                 ---------------------------------------------------------------------------------------------------
                                 Dayton Hudson Corp.                                                        150,000       10,762,500
                                 ---------------------------------------------------------------------------------------------------
                                 Dillard Department Stores, Inc., Cl. A                                     450,000       13,218,750
                                 ---------------------------------------------------------------------------------------------------
                                 Duckwall-ALCO Stores, Inc.(3)(4)                                           300,000        2,775,000
                                 ---------------------------------------------------------------------------------------------------
                                 Eckerd Corp.(3)                                                            450,000       14,400,000
                                 ---------------------------------------------------------------------------------------------------
                                 Kohl's Corp.(3)                                                            200,000        9,125,000
                                 ---------------------------------------------------------------------------------------------------
                                 Unifi, Inc.                                                                600,000       14,400,000
                                                                                                                      --------------
                                                                                                                          68,918,750
------------------------------------------------------------------------------------------------------------------------------------
RETAIL: SPECIALTY--3.4%          Cameron Ashley, Inc.(3)                                                    125,000        1,656,250
                                 ---------------------------------------------------------------------------------------------------
                                 Ellett Brothers, Inc.                                                      250,000        1,687,500
                                 ---------------------------------------------------------------------------------------------------
                                 Home Shopping Network, Inc.(3)                                           1,250,000       10,625,000
                                 ---------------------------------------------------------------------------------------------------
                                 Nike, Inc., Cl. B                                                          225,000       18,900,000
                                 ---------------------------------------------------------------------------------------------------
                                 Nine West Group, Inc.(3)                                                   250,000        9,125,000
                                 ---------------------------------------------------------------------------------------------------
                                 Rite Aid Corp.                                                             575,000       14,734,375
                                 ---------------------------------------------------------------------------------------------------
                                 Tandy Corp.                                                                240,000       12,450,000
                                 ---------------------------------------------------------------------------------------------------
                                 Tech Data Corp.(3)                                                       1,150,000       13,153,125
                                 ---------------------------------------------------------------------------------------------------
                                 The Limited, Inc.                                                          775,000       17,050,000
                                 ---------------------------------------------------------------------------------------------------
                                 U.S. Office Products Co.(3)                                                200,000        2,400,000
                                                                                                                      --------------
                                                                                                                         101,781,250
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER NON-CYCLICALS--12.7%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.3%                  Canandaigua Wine Co., Inc., Cl. A(3)                                       200,000        8,950,000
------------------------------------------------------------------------------------------------------------------------------------
FOOD--1.1%                       IBP, Inc.                                                                  500,000       21,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 Penn Traffic Co.(3)                                                        350,000       12,381,250
                                                                                                                     ---------------
                                                                                                                          34,131,250

                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
HEALTHCARE/DRUGS--4.6%           Amgen, Inc.(3)                                                             450,000   $
36,196,875
                                 ---------------------------------------------------------------------------------------------------
                                 Bergen Brunswig Corp., Cl. A                                               425,000        9,721,875
                                 ---------------------------------------------------------------------------------------------------
                                 Bristol-Myers Squibb Co.                                                   125,000        8,515,625
                                 ---------------------------------------------------------------------------------------------------
                                 Dentsply International, Inc.                                               350,000       12,600,000
                                 ---------------------------------------------------------------------------------------------------
                                 Genentech, Inc.(3)                                                         575,000       27,959,375
                                 ---------------------------------------------------------------------------------------------------
                                 Genzyme Corp.(3)                                                           300,000       12,000,000
                                 ---------------------------------------------------------------------------------------------------
                                 Healthsource, Inc.(3)                                                      125,000        4,375,000
                                 ---------------------------------------------------------------------------------------------------
                                 Matrix Pharmaceutical, Inc.(3)                                             150,000        2,025,000
                                 ---------------------------------------------------------------------------------------------------
                                 Merck & Co., Inc.                                                          250,000       12,250,000
                                 ---------------------------------------------------------------------------------------------------
                                 Warner-Lambert Co.                                                         150,000       12,956,250
                                                                                                                      --------------
                                                                                                                         138,600,000
------------------------------------------------------------------------------------------------------------------------------------
HEALTHCARE/SUPPLIES              Baxter International, Inc.                                                 250,000        9,093,750
& SERVICES--5.3%                 ---------------------------------------------------------------------------------------------------
                                 Beverly Enterprises, Inc.(3)                                             1,150,000       14,231,250
                                 ---------------------------------------------------------------------------------------------------
                                 Boston Scientific Corp.(3)                                                 500,000       15,937,500
                                 ---------------------------------------------------------------------------------------------------
                                 Columbia/HCA Healthcare Corp.                                              300,000       12,975,000
                                 ---------------------------------------------------------------------------------------------------
                                 Heart Technology, Inc.(3)                                                  450,000        8,718,750
                                 ---------------------------------------------------------------------------------------------------
                                 Mariner Health Group, Inc.(3)                                              125,000        1,406,250
                                 ---------------------------------------------------------------------------------------------------
                                 Oxford Health Plans, Inc.(3)                                               230,000       10,867,500
                                 ---------------------------------------------------------------------------------------------------
                                 Spine-Tech, Inc.(3)                                                        200,000        2,150,000
                                 ---------------------------------------------------------------------------------------------------
                                 Summit Care Corp.(3)                                                        75,000        1,368,750
                                 ---------------------------------------------------------------------------------------------------
                                 Tenet Healthcare Corp.(3)                                                  825,000       11,859,375
                                 ---------------------------------------------------------------------------------------------------
                                 Theratx, Inc.(3)                                                            25,000          334,375
                                 ---------------------------------------------------------------------------------------------------
                                 U.S. Healthcare, Inc.                                                      400,000       12,250,000
                                 ---------------------------------------------------------------------------------------------------
                                 United Healthcare Corp.                                                  1,150,000       47,581,250
                                 ---------------------------------------------------------------------------------------------------
                                 Ventritex, Inc.(3)                                                         575,000        9,703,125
                                                                                                                      --------------
                                                                                                                         158,476,875
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD GOODS--0.3%            Avon Products, Inc.                                                        150,000
10,050,000
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--1.1%                    Philip Morris Cos., Inc.                                                   425,000       31,609,375
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--6.2%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY SERVICES                  Apache Corp.                                                               250,000        6,843,750
& PRODUCERS--1.8%                ---------------------------------------------------------------------------------------------------
                                 Baker Hughes, Inc.                                                         353,000        7,236,500
                                 ---------------------------------------------------------------------------------------------------
                                 BJ Services Co.(3)                                                         225,000        5,118,750
                                 ---------------------------------------------------------------------------------------------------
                                 Nabors Industries, Inc.(3)                                                 175,000        1,443,750
                                 ---------------------------------------------------------------------------------------------------
                                 Pogo Producing Co.                                                         200,000        4,575,000
                                 ---------------------------------------------------------------------------------------------------
                                 Pride Petroleum Services, Inc.(3)                                           35,000          262,500
                                 ---------------------------------------------------------------------------------------------------
                                 Schlumberger Ltd.                                                          350,000       21,743,750
                                 ---------------------------------------------------------------------------------------------------
                                 Weatherford International, Inc.(3)                                         500,000        6,375,000
                                                                                                                      --------------
                                                                                                                          53,599,000

                                 ---------------------------------------------------------------------------------------------------
                                 STATEMENT OF INVESTMENTS   (Continued)
                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
OIL-INTEGRATED--4.4%             Arethusa (Off Shore) Ltd.                                                  225,000   $    4,050,000
                                 ---------------------------------------------------------------------------------------------------
                                 Ashland, Inc.                                                              425,000       14,928,125
                                 ---------------------------------------------------------------------------------------------------
                                 Atlantic Richfield Co.                                                     200,000       21,950,000
                                 ---------------------------------------------------------------------------------------------------
                                 Occidental Petroleum Corp.                                               1,250,000       28,593,750
                                 ---------------------------------------------------------------------------------------------------
                                 Parker & Parsley Petroleum Co.                                             250,000        4,906,250
                                 ---------------------------------------------------------------------------------------------------
                                 Royal Dutch Petroleum Co.                                                  150,000       18,281,250
                                 ---------------------------------------------------------------------------------------------------
                                 Sun Co., Inc.                                                              425,000       11,634,375
                                 ---------------------------------------------------------------------------------------------------
                                 Texaco, Inc.                                                               225,000       14,765,625
                                 ---------------------------------------------------------------------------------------------------
                                 Total SA, Sponsored ADR                                                    450,000       13,612,500
                                                                                                                     ---------------
                                                                                                                         132,721,875
------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL--7.9%
------------------------------------------------------------------------------------------------------------------------------------
BANKS--5.8%                      Ahmanson (H.F.) & Co.                                                      600,000       13,200,000
                                 ---------------------------------------------------------------------------------------------------
                                 BankAmerica Corp.                                                          325,000       17,103,125
                                 ---------------------------------------------------------------------------------------------------
                                 Chase Manhattan Corp.                                                      200,000        9,400,000
                                 ---------------------------------------------------------------------------------------------------
                                 Coast Savings Financial, Inc.(3)                                           325,000        6,703,125
                                 ---------------------------------------------------------------------------------------------------
                                 Commercial Federal Corp.(3)                                                300,000        8,175,000
                                 ---------------------------------------------------------------------------------------------------
                                 CoreStates Financial Corp.                                                 875,000       30,515,625
                                 ---------------------------------------------------------------------------------------------------
                                 First Bank System, Inc.                                                    325,000       13,325,000
                                 ---------------------------------------------------------------------------------------------------
                                 First Chicago Corp.                                                        300,000       17,962,500
                                 ---------------------------------------------------------------------------------------------------
                                 First Interstate Bancorp                                                   125,000       10,031,250
                                 ---------------------------------------------------------------------------------------------------
                                 Mellon Bank Corp.                                                          450,000       18,731,250
                                 ---------------------------------------------------------------------------------------------------
                                 Midlantic Corp.(5)                                                         240,000        9,600,000
                                 ---------------------------------------------------------------------------------------------------
                                 UJB Financial Corp.                                                        450,000       13,668,750
                                 ---------------------------------------------------------------------------------------------------
                                 Washington Mutual, Inc.                                                    300,000        7,031,250
                                                                                                                      --------------
                                                                                                                         175,446,875
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL--1.4%      Duke Realty Investments, Inc.                                              200,000
5,650,000
                                 ---------------------------------------------------------------------------------------------------
                                 H & R Block, Inc.                                                          575,000       23,646,875
                                 ---------------------------------------------------------------------------------------------------
                                 Health Care Property Investors, Inc.                                       125,000        4,000,000
                                 ---------------------------------------------------------------------------------------------------
                                 Piper Jaffray Cos., Inc.                                                   250,000        3,781,250
                                 ---------------------------------------------------------------------------------------------------
                                 The PMI Group, Inc.                                                        125,000        5,421,875
                                                                                                                      --------------
                                                                                                                          42,500,000
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE--0.7%                  Aetna Life & Casualty Co.                                                  200,000       12,575,000
                                 ---------------------------------------------------------------------------------------------------
                                 St. Paul Cos., Inc.                                                        170,000        8,372,500
                                                                                                                      --------------
                                                                                                                          20,947,500

                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
INDUSTRIAL--6.9%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--1.7%       General Electric Co.                                                       345,000   $
19,449,375
                                 ---------------------------------------------------------------------------------------------------
                                 Honeywell, Inc.                                                            450,000       19,406,250
                                 ---------------------------------------------------------------------------------------------------
                                 Raychem Corp.                                                              300,000       11,512,500
                                                                                                                      --------------
                                                                                                                          50,368,125
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL MATERIALS--0.8%       Centex Construction Products, Inc.(3)                                      600,000
7,725,000
                                 ---------------------------------------------------------------------------------------------------
                                 Manville Corp.(3)                                                          400,000        5,500,000
                                 ---------------------------------------------------------------------------------------------------
                                 Martin Marietta Materials, Inc.                                            350,000        7,000,000
                                 ---------------------------------------------------------------------------------------------------
                                 U.S. Can Corp.(3)                                                          250,000        3,906,250
                                                                                                                      --------------
                                                                                                                          24,131,250
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL SERVICES--1.5%        First Data Corp.                                                           250,000       14,218,750
                                 ---------------------------------------------------------------------------------------------------
                                 Reynolds & Reynolds Co., Cl. A                                             350,000       10,325,000
                                 ---------------------------------------------------------------------------------------------------
                                 Sensormatic Electronics Corp.                                              575,000       20,412,500
                                                                                                                     ---------------
                                                                                                                          44,956,250
------------------------------------------------------------------------------------------------------------------------------------
MANUFACTURING--2.0%              American Standard Cos., Inc.                                               350,000
9,581,250
                                 ---------------------------------------------------------------------------------------------------
                                 Hanson PLC, ADR                                                            700,000       12,337,500
                                 ---------------------------------------------------------------------------------------------------
                                 Harmon Industries, Inc.                                                    135,000        2,261,250
                                 ---------------------------------------------------------------------------------------------------
                                 Parker-Hannifin Corp.                                                      600,000       21,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 Tyco Laboratories, Inc.                                                    301,100       16,259,400
                                                                                                                      --------------
                                                                                                                          62,189,400
------------------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION--0.9%             Airborne Freight Corp.                                                     400,000        8,100,000
                                 ---------------------------------------------------------------------------------------------------
                                 Consolidated Freightways, Inc.                                             600,000       13,275,000
                                 ---------------------------------------------------------------------------------------------------
                                 Landstar System, Inc.(3)                                                   200,000        5,150,000
                                                                                                                      --------------
                                                                                                                          26,525,000
------------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY--21.3%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE/DEFENSE--0.7%          Lockheed Martin Corp.                                                      325,000
20,515,625
                                 ---------------------------------------------------------------------------------------------------
                                 Tracor, Inc.(3)                                                            200,000        2,725,000
                                                                                                                      --------------
                                                                                                                          23,240,625

                                 ---------------------------------------------------------------------------------------------------
                                 STATEMENT OF INVESTMENTS   (Continued)
                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
COMPUTER HARDWARE--5.2%          3DO Co. (The)(3)                                                           399,900   $
4,823,794
                                 ---------------------------------------------------------------------------------------------------
                                 Adaptec, Inc.(3)                                                           500,000       18,500,000
                                 ---------------------------------------------------------------------------------------------------
                                 ADFlex Solutions, Inc.(3)                                                  150,000        3,675,000
                                 ---------------------------------------------------------------------------------------------------
                                 Applied Digital Acess, Inc.                                                300,000        3,900,000
                                 ---------------------------------------------------------------------------------------------------
                                 Bay Networks, Inc.(3)                                                      500,001       20,687,541
                                 ---------------------------------------------------------------------------------------------------
                                 Cabletron Systems, Inc.(3)                                                 350,000       18,637,500
                                 ---------------------------------------------------------------------------------------------------
                                 Cisco Systems, Inc.(3)                                                     600,000       30,337,500
                                 ---------------------------------------------------------------------------------------------------
                                 International Business Machines Corp.                                      200,000       19,200,000
                                 ---------------------------------------------------------------------------------------------------
                                 Moore Corp. Ltd.                                                           375,000        8,296,875
                                 ---------------------------------------------------------------------------------------------------
                                 Quantum Corp.(3)                                                           300,000        6,862,500
                                 ---------------------------------------------------------------------------------------------------
                                 Sun Microsystems, Inc.(3)                                                  425,000       20,612,500
                                                                                                                      --------------
                                                                                                                         155,533,210
------------------------------------------------------------------------------------------------------------------------------------
COMPUTER SOFTWARE--7.4%          Acclaim Entertainment, Inc.(3)                                             350,000
6,453,125
                                 ---------------------------------------------------------------------------------------------------
                                 Adobe Systems, Inc.                                                        550,000       31,900,000
                                 ---------------------------------------------------------------------------------------------------
                                 Autodesk, Inc.                                                             750,000       32,250,000
                                 ---------------------------------------------------------------------------------------------------
                                 Black Box Corp.(3)                                                         150,000        2,137,500
                                 ---------------------------------------------------------------------------------------------------
                                 Compuware Corp.(3)                                                         850,000       26,137,500
                                 ---------------------------------------------------------------------------------------------------
                                 First Financial Management Corp.                                           100,000        8,550,000
                                 ---------------------------------------------------------------------------------------------------
                                 Information Resources, Inc.(3)                                             400,000        5,700,000
                                 ---------------------------------------------------------------------------------------------------
                                 Informix Corp.(3)                                                          500,000       12,687,500
                                 ---------------------------------------------------------------------------------------------------
                                 Intersolv, Inc.(3)                                                          75,000        1,743,750
                                 ---------------------------------------------------------------------------------------------------
                                 Intuit, Inc.(3)                                                             75,000        5,700,000
                                 ---------------------------------------------------------------------------------------------------
                                 Keane, Inc.(3)                                                             200,000        4,975,000
                                 ---------------------------------------------------------------------------------------------------
                                 McAfee Associates, Inc.(3)                                                 325,000        9,851,562
                                 ---------------------------------------------------------------------------------------------------
                                 Micrografx, Inc.(3)                                                        385,000        3,224,375
                                 ---------------------------------------------------------------------------------------------------
                                 NetManage, Inc.(3)                                                         275,000        4,675,000
                                 ---------------------------------------------------------------------------------------------------
                                 Nintendo Co. Ltd.                                                          315,000       18,068,906
                                 ---------------------------------------------------------------------------------------------------
                                 Oracle Systems Corp.(3)                                                    200,000        7,725,000
                                 ---------------------------------------------------------------------------------------------------
                                 Pairgain Technologies, Inc.(3)                                             300,000        5,737,500
                                 ---------------------------------------------------------------------------------------------------
                                 Platinum Software Corp.(3)                                                 465,000        6,742,500
                                 ---------------------------------------------------------------------------------------------------
                                 Platinum Technology, Inc.(3)                                               265,000        4,803,125
                                 ---------------------------------------------------------------------------------------------------
                                 Read-Rite Corp.(3)                                                         450,000       12,037,500
                                 ---------------------------------------------------------------------------------------------------
                                 Structural Dynamics Research Corp.(3)                                      360,000        4,657,500
                                 ---------------------------------------------------------------------------------------------------
                                 System Software Associates, Inc.                                           300,000        6,000,000
                                 ---------------------------------------------------------------------------------------------------
                                 Virtuality Group PLC(3)                                                    275,000          888,120
                                                                                                                      --------------
                                                                                                                         222,645,463

                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
ELECTRONICS--4.3%                Advanced Micro Devices, Inc.                                               350,000   $   12,731,250
                                 ---------------------------------------------------------------------------------------------------
                                 Alliance Semiconductor Corp.(3)                                            150,000        7,350,000
                                 ---------------------------------------------------------------------------------------------------
                                 Intel Corp.                                                                300,000       18,993,750
                                 ---------------------------------------------------------------------------------------------------
                                 ITI Technologies, Inc.(3)                                                  250,000        5,937,500
                                 ---------------------------------------------------------------------------------------------------
                                 Loral Corp.                                                                250,000       12,937,500
                                 ---------------------------------------------------------------------------------------------------
                                 Micron Technology, Inc.                                                    325,000       17,834,375
                                 ---------------------------------------------------------------------------------------------------
                                 Motorola, Inc.                                                             300,000       20,137,500
                                 ---------------------------------------------------------------------------------------------------
                                 Texas Instruments, Inc.                                                    125,000       16,734,375
                                 ---------------------------------------------------------------------------------------------------
                                 Thermo Electron Corp.(3)                                                   450,000       18,112,500
                                                                                                                      --------------
                                                                                                                         130,768,750
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS-              A+ Communications, Inc.(3)                                                 245,000
3,246,250
TECHNOLOGY--3.7%                 ---------------------------------------------------------------------------------------------------
                                 AT&T Corp.                                                                 500,000       26,562,500
                                 ---------------------------------------------------------------------------------------------------
                                 Atlantic Tele-Network, Inc.                                                250,000        2,031,250
                                 ---------------------------------------------------------------------------------------------------
                                 Globalstar Telecommunications Ltd.(4)                                      500,000        6,625,000
                                 ---------------------------------------------------------------------------------------------------
                                 IntelCom Group, Inc.(3)                                                    400,000        3,396,250
                                 ---------------------------------------------------------------------------------------------------
                                 LCI International, Inc.(3)                                                  75,000        2,296,875
                                 ---------------------------------------------------------------------------------------------------
                                 Millicom International Cellular SA(3)                                      750,000       22,218,750
                                 ---------------------------------------------------------------------------------------------------
                                 Millicom, Inc.(3)                                                           75,000               --
                                 ---------------------------------------------------------------------------------------------------
                                 Paging Network, Inc.(3)                                                    200,000        6,850,000
                                 ---------------------------------------------------------------------------------------------------
                                 Palmer Wireless, Inc.(3)                                                   225,000        3,684,375
                                 ---------------------------------------------------------------------------------------------------
                                 VTEL Corp.(3)                                                              400,000        5,300,000
                                 ---------------------------------------------------------------------------------------------------
                                 WorldCom, Inc.(3)                                                        1,075,000       29,025,000
                                                                                                                      --------------
                                                                                                                         111,236,250
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--6.3%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--3.6%         Detroit Edison Co.                                                         550,000       16,225,000
                                 ---------------------------------------------------------------------------------------------------
                                 Houston Industries, Inc.                                                   525,000       22,115,625
                                 ---------------------------------------------------------------------------------------------------
                                 Pacific Gas & Electric Co.                                                 750,000       21,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 Peco Energy Co.                                                            500,000       13,812,500
                                 ---------------------------------------------------------------------------------------------------
                                 Public Service Enterprise Group, Inc.                                      700,000       19,425,000
                                 ---------------------------------------------------------------------------------------------------
                                 Texas Utilities Co.                                                        425,000       14,609,375
                                                                                                                      --------------
                                                                                                                         107,937,500
------------------------------------------------------------------------------------------------------------------------------------
GAS UTILITIES--0.8%              Panhandle Eastern Corp.                                                    400,000        9,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 Sonat, Inc.                                                                500,000       15,250,000
                                                                                                                      --------------
                                                                                                                          25,000,000
------------------------------------------------------------------------------------------------------------------------------------
TELEPHONE UTILITIES--1.9%        GTE Corp.                                                                  825,000       28,153,125
                                 ---------------------------------------------------------------------------------------------------
                                 US West, Inc.                                                              700,000       29,137,500
                                                                                                                      --------------
                                                                                                                      --------------
                                                                                                                          57,290,625
                                                                                                                      --------------
                                 Total Common Stocks (Cost $2,090,882,702)                                             2,371,195,736

                                 ---------------------------------------------------------------------------------------------------
                                 STATEMENT OF INVESTMENTS   (Continued)
                                 ---------------------------------------------------------------------------------------------------

                                                                                                                      MARKET VALUE
                                                                                                        SHARES        SEE NOTE 1
PREFERRED STOCKS--3.5%
------------------------------------------------------------------------------------------------------------------------------------
                                 AK Steel Holding Corp., 7% Cv. Stock Appreciation Income
                                 Linked Securities                                                          200,000   $    5,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 Atlantic Richfield Co., 9% Exchangeable Notes for Common Stock of
                                 Lyondell Petrochemical Co., 9/15/97                                        390,000       10,140,000
                                 ---------------------------------------------------------------------------------------------------
                                 Compania de Inversiones en Telecomunicaciones SA,
                                 Provisionally Redeemable Income Debt Exchangeable for Stock,
                                 7%, 3/3/98(1)                                                              225,000       11,531,250
                                 ---------------------------------------------------------------------------------------------------
                                 Delta Airlines, Inc., $3.50 Cv. Depositary Shares, Series C                350,000       20,475,000
                                 ---------------------------------------------------------------------------------------------------
                                 Freeport-McMoRan Copper & Gold, Inc., Cv. Depositary Shares                400,000        8,650,000
                                 ---------------------------------------------------------------------------------------------------
                                 James River Corp. of Virginia, Dividend Enhanced Convertible
                                 Stock, 9% Cv. Exchangeable Depositary Shares, Series P                     300,000        7,425,000
                                 ---------------------------------------------------------------------------------------------------
                                 Kaiser Aluminum Corp., $.65 Cv., Series A                                  150,000        1,443,750
                                 ---------------------------------------------------------------------------------------------------
                                 LCI International, Inc., 5% Cum. Cv. Exchangeable Preferred Stock          200,000        8,350,000
                                 ---------------------------------------------------------------------------------------------------
                                 MFS Communications Company, Inc., 8% Depositary Cv. Shares
                                 Representing 1 Share of Dividend Enhanced Convertible Stock                500,000       17,250,000
                                 ---------------------------------------------------------------------------------------------------
                                 Unisys Corp., $3.75 Cv., Series A                                          250,000       10,750,000
                                 ---------------------------------------------------------------------------------------------------
                                 WHX Corp., $3.75 Cv., Series B                                             125,000        5,453,125
                                                                                                                      --------------
                                 Total Preferred Stocks (Cost $99,912,604)                                               107,218,125
                                                                                                        UNITS
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------------------------
                                 American Satellite Networks, Inc. Wts., Exp. 6/99 (Cost $0)                 18,750               --
                                                                        DATE/PRICE                      SHARES
PUT OPTIONS PURCHASED--0.0%       AT&T Corp., Put Opt. (Cost $45,750)    Jul. 95/$45                     1,000
        6,250

                                 ---------------------------------------------------------------------------------------------------

                                 ---------------------------------------------------------------------------------------------------

                                                                                                        FACE          MARKET VALUE
                                                                                                        AMOUNT        SEE NOTE 1
REPURCHASE AGREEMENTS--11.0%     Repurchase agreement with First Chicago Capital Markets, 6.125%, dated 6/30/95, to be repurchased at $330,337,524 on 7/3/95, collateralized by U.S. Treasury Bonds, 11.25%, 2/15/15, with a value of $33,682,964, U.S. Treasury Nts., 4.75%--7.875%, 3/31/96--8/15/01,
                                 with a value of $220,327,251, and U.S.Treasury Bills
                                 maturing 9/28/95--12/14/95, with a value of $83,092,109
                                 (Cost $330,169,000)                                                    $330,169,000  $  330,169,000
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $2,687,792,633)                                                               99.1%
2,988,165,486
------------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                                  0.9      25,861,901
                                                                                                        ------------  --------------
NET ASSETS                                                                                                     100.0% $3,014,027,387
                                                                                                        ------------  --------------
                                                                                                        ------------  --------------

                                 1. Represents a security sold under Rule 144A, which is exempt from registration under the
                                 Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Directors. These securities amount to $59,261,875 or
                                 1.97% of the Fund's net assets, at June 30, 1995.
                                 2. Represents the current interest rate for a variable rate security.
                                 3. Non-income producing security.
                                 4. Affiliated company. Represents ownership of at least 5% of the voting securities of the issuer and is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended June 30, 1995. The aggregate fair value of all securities of affiliated companies as of June 30, 1995 amounted to $9,400,000. Transactions during the period in which the issuer was an affiliate are as follows:

                                BALANCE JUNE 30, 1994      GROSS ADDITIONS          GROSS REDUCTIONS
BALANCE JUNE 30, 1995
                                -----------------------    ---------------------    ---------------------    ----------------------
                                SHARES     COST            SHARES    COST           SHARES    COST           SHARES     COST
-----------------------------------------------------------------------------------------------------------------------------------
Standish Care Co., $4.50 Cv.,
Series A                         60,000    $  649,995            --  $        --      60,000  $  649,995            --  $        --
-----------------------------------------------------------------------------------------------------------------------------------
CMG Information SVS Inc.        234,000     1,967,000            --           --     234,000   1,967,000            --           --
-----------------------------------------------------------------------------------------------------------------------------------
Duckwall--ALCO Stores, Inc.          --            --       325,000    2,942,188      25,000     231,250       300,000    2,710,938
-----------------------------------------------------------------------------------------------------------------------------------
Globalstar Telecommunications
Ltd.                                 --            --       800,000   15,968,750     300,000   6,000,000       500,000    9,968,750
                                           ----------                -----------              ----------                -----------
                                           $2,616,995                $18,910,938              $8,848,245                $12,679,688
                                           ----------                -----------              ----------                -----------
                                           ----------                -----------              ----------                -----------
                                 5. A sufficient amount of liquid assets has been designated to cover outstanding call options, as follows:

                                            SHARES                   EXPIRATION        EXERCISE       PREMIUM         MARKET
VALUE
                                            SUBJECT TO CALL          DATE              PRICE          RECEIVED        SEE NOTE
1
----------------------------------------------------------------------------------------------------------------------------------
Midlantic Corp .                            40,000                   7/95              40.00          $38,799         $45,000



                             See accompanying Notes to Financial Statements.

                             -----------------------------------------------------------------------------------------------------
                             STATEMENT OF ASSETS AND LIABILITIES   JUNE 30, 1995
                             -----------------------------------------------------------------------------------------------------

ASSETS                       Investments, at value (cost $2,687,792,633)--see accompanying statement                $2,988,165,486
                             -----------------------------------------------------------------------------------------------------
                             Cash                                                                                           19,369
                             -----------------------------------------------------------------------------------------------------
                             Unrealized appreciation on forward foreign currency exchange contracts--Note 5                    189
                             -----------------------------------------------------------------------------------------------------
                             Receivables:
                             Investments sold                                                                           36,726,937
                             Shares of capital stock sold                                                               18,670,958
                             Interest and dividends                                                                      7,239,905
                             -----------------------------------------------------------------------------------------------------
                             Other                                                                                          45,819
                                                                                                                    --------------
                             Total assets                                                                            3,050,868,663
LIABILITIES                  Options written, at value (premiums received $38,799)--see accompanying
                             statement--Note 6                                                                              45,000
                             -----------------------------------------------------------------------------------------------------
                             Payables and other liabilities:
                             Investments purchased                                                                      24,466,574
                             Shares of capital stock redeemed                                                            9,475,352
                             Distribution and service plan fees--Note 4                                                  1,651,064
                             Transfer and shareholder servicing agent fees--Note 4                                          84,239
                             Directors' fees                                                                                 6,047
                             Other                                                                                       1,113,000
                                                                                                                    --------------
                             Total liabilities                                                                          36,841,276
                             Net Assets                                                                             $3,014,027,387
                                                                                                                    --------------
                                                                                                                    --------------
COMPOSITION OF               Par value of shares of capital stock                                                   $    1,253,826
NET ASSETS                   -----------------------------------------------------------------------------------------------------
                             Additional paid-in capital                                                              2,713,880,262
                             -----------------------------------------------------------------------------------------------------
                             Undistributed net investment income                                                         1,145,174
                             -----------------------------------------------------------------------------------------------------
                             Accumulated net realized loss from investments, written options and foreign
                             currency transactions                                                                     (2,618,874)
                             -----------------------------------------------------------------------------------------------------
                             Net unrealized appreciation on investments and translation of assets
                             and liabilities denominated in foreign currencies                                         300,366,999
                                                                                                                    --------------
                             Net Assets                                                                             $3,014,027,387
                                                                                                                    --------------
                                                                                                                    --------------
NET ASSET VALUE              Class A Shares:
PER SHARE                    Net asset value and redemption price per share (based on net assets
                             of $1,923,950,588 and 79,933,834 shares of capital stock outstanding)                          $24.07
                             Maximum offering price per share (net asset value plus sales charge of 5.75%
                             of offering price)                                                                             $25.54
                             -----------------------------------------------------------------------------------------------------
                             Class B Shares:
                             Net asset value, redemption price and offering price per share (based on
                             net assets of $628,498,685 and 26,189,101 shares of capital stock outstanding)                 $24.00
                             -----------------------------------------------------------------------------------------------------
                             Class C Shares:
                             Net asset value, redemption price and offering price per share (based on
                             net assets of $461,578,114 and 19,259,635 shares of capital stock outstanding)                 $23.97


                             See accompanying Notes to Financial Statements.

                             -----------------------------------------------------------------------------------------------------
                             STATEMENT OF OPERATIONS   FOR THE YEAR ENDED JUNE 30, 1995
                             -----------------------------------------------------------------------------------------------------

INVESTMENT INCOME            Interest                                                                                  $25,316,747
                             -----------------------------------------------------------------------------------------------------
                             Dividends (net of withholding taxes of $340,015)                                           36,196,886
                                                                                                                     -------------
                             Total income                                                                               61,513,633



EXPENSES                     Management fees--Note 4                                                                     8,976,524
                             -----------------------------------------------------------------------------------------------------
                             Distribution and service plan fees:
                             Class A--Note 4                                                                             3,170,564
                             Class B--Note 4                                                                             1,824,878
                             Class C--Note 4                                                                             3,218,116
                             -----------------------------------------------------------------------------------------------------

                             Transfer and shareholder servicing agent fees--Note 4                                       3,782,950
                             -----------------------------------------------------------------------------------------------------
                             Shareholder reports                                                                         1,138,881
                             -----------------------------------------------------------------------------------------------------
                             Registration and filing fees:
                             Class A                                                                                       578,158
                             Class B                                                                                       246,580
                             Class C                                                                                       143,142
                             -----------------------------------------------------------------------------------------------------
                             Legal and auditing fees                                                                        59,536
                             -----------------------------------------------------------------------------------------------------
                             Directors' fees and expenses                                                                   49,442
                             -----------------------------------------------------------------------------------------------------
                             Other                                                                                         390,917
                                                                                                                     -------------
                             Total expenses                                                                             23,579,688

                             Net Investment Income                                                                      37,933,945



REALIZED AND UNREALIZED      Net realized gain (loss) on:
GAIN (LOSS) ON INVESTMENTS,  Investments                                                                                11,915,204
OPTIONS WRITTEN AND          Closing and expiration of options written--Note 6                                            (357,261)
FOREIGN CURRENCY             Foreign currency transactions                                                               1,622,238
TRANSACTIONS                                                                                                         -------------
                             Net realized gain                                                                          13,180,181

                             -----------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on:
                             Investments                                                                               328,720,508
                             Translation of assets and liabilities denominated in foreign currencies                       444,946
                                                                                                                     -------------
                             Net change                                                                                329,165,454
                                                                                                                     -------------
                             Net realized and unrealized gain on investments, options written and
                             foreign currency transactions                                                             342,345,635


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$380,279,580
                                                                                                                     -------------
                                                                                                                     -------------

                             See accompanying Notes to Financial Statements.

                             -----------------------------------------------------------------------------------------------------
                             STATEMENTS OF CHANGES IN NET ASSETS
                             -----------------------------------------------------------------------------------------------------
                                                                                                   YEAR ENDED JUNE 30,
                                                                                                   1995             1994

OPERATIONS                   Net investment income                                                $ 37,933,945        $  7,435,686
                             -----------------------------------------------------------------------------------------------------
                             Net realized gain (loss) on investments, options written
                             and foreign currency transactions                                      13,180,181        (12,425,245)
                             -----------------------------------------------------------------------------------------------------
                             Net change in unrealized appreciation or depreciation on
                             investments and translation of assets and liabilities
                             denominated in foreign currencies                                     329,165,454        (36,662,021)
                                                                                                 -------------       -------------
                             Net increase (decrease) in net assets resulting from
                             operations                                                            380,279,580        (41,651,580)


DIVIDENDS AND                Dividends from net investment income:
DISTRIBUTIONS TO             Class A ($.4612 and $.356 per share, respectively)                    (29,280,412)
(5,859,657)
SHAREHOLDERS                 Class B ($.2822 per share)                                             (3,312,668)                --
                             Class C ($.3112 and $.136 per share, respectively)                     (4,868,193)          (815,401)
                             -----------------------------------------------------------------------------------------------------
                             Distributions from net realized gain on investments,
                             options written and foreign currency transactions:
                             Class A ($.0024 per share)                                               (140,642)                --
                             Class B ($.0024 per share)                                                (10,803)                --
                             Class C ($.0024 per share)                                                (35,755)                --
                             -----------------------------------------------------------------------------------------------------
                             Distributions in excess of gain on investments,
                             options written and foreign currency transactions:
                             Class A ($1.989 per share)                                                     --         (9,339,980)

CAPITAL STOCK
TRANSACTIONS
                             Net increase in net assets resulting from Class A capital
                             stock transactions--Note 2                                            947,214,116         727,055,604
                             -----------------------------------------------------------------------------------------------------
                             Net increase in net assets resulting from Class B capital
                             stock transactions--Note 2                                            580,665,761                  --
                             -----------------------------------------------------------------------------------------------------
                             Net increase in net assets resulting from Class C capital
                             stock transactions--Note 2                                            233,648,051         182,249,457

NET ASSETS                   Total increase                                                      2,104,159,035         851,638,443
                             -----------------------------------------------------------------------------------------------------
                             Beginning of period                                                   909,868,352          58,229,909
                                                                                                 -------------       -------------
                             End of period (including undistributed net investment
                             income of $1,145,174 and $706,011, respectively)                   $3,014,027,387        $909,868,352
                                                                                                 -------------       -------------
                                                                                                 -------------       -------------

                             See accompanying Notes to Financial Statements.


                             -----------------------------------------------------------------------------------------------------
                             Financial Highlights
                             -----------------------------------------------------------------------------------------------------
                             Class A                                                                  Class B   Class C
                                                                                                      Period
                                                                                                      Ended
                             Year Ended June 30,                                                      June 30,  Year Ended June 30,
                             1995     1994      1993     1992    1991    1990     1989     1988(3)    1995(2)   1995    1994(1)

PER SHARE
OPERATING DATA:

Net asset value,
beginning of period          $20.40   $19.88    $15.46  $13.22   $12.38   $11.67  $10.13   $9.60      $21.49   $20.33
$20.76
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:

Net investment income           .47      .37       .16     .25       .38      .17    .24(4)  .05         .25      .33          .13
Net realized and
unrealized gain
(loss) on
investments, options
written and
foreign currency
transactions                   3.66      2.50     6.65    4.72       .87      .88   1.62     .52        2.54     3.62        (.42)
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------

Total income (loss)
from investment
operations                     4.13      2.87     6.81    4.97      1.25     1.05   1.86     .57        2.79     3.95        (.29)
----------------------------------------------------------------------------------------------------------------------------------
Dividends and
distributions to
shareholders:
Dividends from net
investment income              (.46)     (.36)    (.19)   (.22)     (.41)    (.19)  (.19)   (.04)      (.28)     (.31)       (.14)

Distributions from net
realized gain on
investments, options
written and foreign
currency transactions            --(5)     --    (2.20)   (2.51)      --     (.15)  (.13)     --         --(5)    --(5)         --

Distributions in
excess of gains                  --     (1.99)      --       --       --       --     --      --         --        --           --
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------

Total dividends and
distributions
to shareholders                (.46)    (2.35)   (2.39)   (2.73)    (.41)    (.34)  (.32)   (.04)      (.28)     (.31)       (.14)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value,
end of period                $24.07    $20.40   $19.88   $15.46   $13.22   $12.38 $11.67  $10.13     $24.00     $23.97      $20.33
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------
                             ------    ------    -----   -----    ------   ------  -----   -----      ------    -----      -------
==========================================================
==========================================================
==============
TOTAL RETURN, AT
NET ASSET VALUE(6)            20.52%    14.34%   46.38%   39.48%   10.60%    9.07% 18.77%  5.94%      13.15%
19.63%     (.97)%
==========================================================
==========================================================
==============
RATIOS/SUPPLEMENTAL
DATA:
Net assets, end of
period (in thousands)    $1,923,951  $739,552  $58,230  $26,926  $15,968  $13,851 $1,256   $345    $628,499   $461,578
 $170,316
----------------------------------------------------------------------------------------------------------------------------------
Average net assets
(in thousands)           $1,319,271  $270,417  $38,974  $23,018  $14,563  $ 7,520 $  788   $118    $248,775   $325,025
$71,924
----------------------------------------------------------------------------------------------------------------------------------
Number of shares
outstanding at end of
period (in thousands)        79,934    36,251    2,929    1,742    1,208    1,119    108     34      26,189     19,260       8,377
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net
assets:
Net investment income          2.31%     2.46%    1.02%    1.63%    3.15%    2.33%  2.67%  2.86%(7)    1.25%(7)  1.57%
  1.86%(7)
Expenses, before
Reimbursement
from or assumption by
the Manager                    1.07%     1.28%    1.46%    1.66%    1.84%    2.21%  2.46%   10.54%(7)  1.89%(7)  1.82%
  2.11%(7)
Expenses, net of
reimbursement
from or assumption
by the Manager                 N/A        N/A      N/A      N/A       N/A     N/A   2.12%(4)  N/A        N/A      N/A
N/A
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover
rate(8)                      101.3%     199.4%   283.0%  290.1%    208.9%   214.3% 136.8%    18.8%    101.3%    101.3%
    199.4%


                             1. For the period from December 1, 1993 (inception of offering) to June 30,
                             1994.
                             2. For the period from October 1, 1994 (inception of offering) to June 30,
                             1995.
                             3. For the period from February 3, 1988 (commencement of operations) to June
                             30, 1988.
                             4. Net investment income would have been $.20 per share absent the voluntary expense reimbursement, resulting in an expense ratio of 2.46%.
                             5. Less than $.005 per share.
                             6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
                             7. Annualized.
                             8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were
                             $3,253,638,111 and $1,681,087,055, respectively.

                             See accompanying Notes to Financial Statements.

                         -----------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS
                         -----------------------------------------------------


1. SIGNIFICANT           Oppenheimer Main Street Income & Growth Fund
   ACCOUNTING            (the Fund) is a separate series of Oppenheimer
   POLICIES              Main Street Funds, Inc., an open-end management
                         investment company registered under the
                         Investment Company Act of 1940, as amended. The
                         Fund's investment advisor is Oppenheimer
                         Management Corporation (the Manager). The Fund
                         offers Class A, Class B and Class C shares.
                         Class B and Class C shares may be subject to a
                         contingent deferred sales charge. All three
                         classes of shares have identical rights to
                         earnings, assets and voting privileges, except
                         that each class has its own distribution and/or
                         service plan, expenses directly attributable to
                         a particular class and exclusive voting rights
                         with respect to matters affecting a single
                         class. Class B shares will automatically
                         convert to Class A shares six years after the
                         date of purchase. The following is a summary of
                         significant accounting policies consistently
                         followed by the Fund.
                         -----------------------------------------------------
                         INVESTMENT VALUATION. Portfolio securities are
                         valued at the close of the New York Stock
                         Exchange on each trading day. Listed and
                         unlisted securities for which such information
                         is regularly reported are valued at the last
                         sale price of the day or, in the absence of
                         sales, at values based on the closing bid or
                         asked price or the last sale price on the prior
                         trading day. Long-term and short-term
                         "non-money market" debt securities are valued
                         by a portfolio pricing service approved by the
                         Board of Directors. Such securities which
                         cannot be valued by the approved portfolio
                         pricing service are valued using
                         dealer-supplied valuations provided the Manager
                         is satisfied that the firm rendering the quotes
                         is reliable and that the quotes reflect current
                         market value, or under consistently applied
                         procedures established by the Board of
                         Directors to determine fair value in good
                         faith. Short-term "money market type" debt
                         securities having a remaining maturity of 60
                         days or less are valued at cost (or last
                         determined market value) adjusted for
                         amortization to maturity of any premium or
                         discount. Forward contracts are valued based on
                         the closing prices of the forward currency
                         contract rates in the London foreign exchange
                         markets on a daily basis as provided by a
                         reliable bank or dealer. Options are valued
                         based upon the last sale price on the principal
                         exchange on which the option is traded or, in
                         the absence of any transactions that day, the
                         value is based upon the last sale price on the
                         prior trading date if it is within the spread
                         between the closing bid and asked prices. If
                         the last sale price is outside the spread, the
                         closing bid or asked price closest to the last
                         reported sale price is used.
                         -----------------------------------------------------
                         FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S.
                         dollars. Prices of securities denominated in foreign currencies are translated into U.S.
                         dollars at the closing rates of exchange.
                         Amounts related to the purchase and sale of securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

                         The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in
                         market values of securities held and reported
                         with all other foreign currency gains and
                         losses in the Fund's results of operations.
                         -----------------------------------------------------
                         REPURCHASE AGREEMENTS. The Fund requires the
                         custodian to take possession, to have legally segregated in the Federal Reserve Book Entry
                         System or to have segregated within the
                         custodian's vault, all securities held as
                         collateral for repurchase agreements. The
                         market value of the underlying securities is
                         required to be at least 102% of the resale
                         price at the time of purchase. If the seller of
                         the agreement defaults and the value of the
                         collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or
                         limited.
                         -----------------------------------------------------
                         ALLOCATION OF INCOME, EXPENSES AND GAINS AND
                         LOSSES. Income, expenses (other than those
                         attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of
                         net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of
                         that class.
                         -----------------------------------------------------
                         FEDERAL INCOME TAXES. The Fund intends to
                         continue to comply with provisions of the
                         Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized
                         gain on investments not offset by loss
                         carryovers, to shareholders. Therefore, no
                         federal income or excise tax provision is
                         required.
                         -----------------------------------------------------
                         DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date.

                         -----------------------------------------------------

                         -----------------------------------------------------


1. SIGNIFICANT           CLASSIFICATION OF DISTRIBUTIONS TO
   ACCOUNTING            SHAREHOLDERS. Net investment income (loss) and
   POLICIES              net realized gain (loss) may differ for
  (CONTINUED)            financial statement and tax purposes primarily
                         because of the recognition of certain foreign currency gains (losses) as ordinary income
                         (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gain (loss) was recorded by the Fund.
                         Effective July 1, 1993, the Fund adopted
                         Statement of Position 93-2: Determination,
                         Disclosure, and Financial Statement
                         Presentation of Income, Capital Gain, and
                         Return of Capital Distributions by Investment
                         Companies. As a result, the Fund changed the classification of distributions to shareholders to better disclose the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended
                         June 30, 1995, amounts have been reclassified to reflect a decrease in accumulated net realized loss on investments of $33,509, and a decrease in undistributed net investment income of $33,509.

                         -----------------------------------------------------
                         OTHER. Investment transactions are accounted for on the date the investments are purchased or sold
                         (trade date) and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.


2. CAPITAL STOCK         The Fund has authorized 350,000,000 shares of
                         $.01 par value capital stock (200,000,000 for Class A, 100,000,000 for Class B, and
                         50,000,000 for Class C). Transactions in shares of capital stock were as follows:



                                                        YEAR ENDED JUNE 30, 1995(2)       YEAR ENDED JUNE 30, 1994(1)
                                                        ---------------------------      ---------------------------
                                                        SHARES        AMOUNT              SHARES        AMOUNT
                         -------------------------------------------------------------------------------------------
                         Class A:
                         Sold                             55,373,867  $1,208,049,807       34,877,614   $761,137,297
                         Dividends and distributions
                         reinvested                        1,265,292      27,814,867          704,717     14,641,214
                         Redeemed                        (12,955,862)   (288,650,558)      (2,260,838)   (48,722,907)
                                                        ------------   -------------       ----------   ------------
                         Net increase                     43,683,297    $947,214,116       33,321,493   $727,055,604
                                                        ------------   -------------       ----------   ------------
                                                        ------------   -------------       ----------   ------------
                         -------------------------------------------------------------------------------------------
                         Class B:
                         Sold                             27,077,516    $600,973,013            --      $    --
                         Dividends and distributions
                         reinvested                          136,393       3,097,456            --           --
                         Redeemed                         (1,024,808)    (23,404,708)           --           --
                                                        ------------   -------------       ----------   ------------
                         Net increase                     26,189,101    $580,665,761            --      $    --
                                                        ------------   -------------       ----------   ------------
                                                        ------------   -------------       ----------   ------------

                         -------------------------------------------------------------------------------------------
                         Class C:
                         Sold                             13,345,163    $288,841,445        8,563,107   $186,240,396
                         Dividends and distributions
                         reinvested                          208,621       4,536,885           35,985        747,590
                         Redeemed                         (2,671,307)    (59,730,279)        (221,934)    (4,738,529)
                                                        ------------   -------------       ----------   ------------

                         Net increase                     10,882,477    $233,648,051        8,377,158   $182,249,457
                                                        ------------   -------------       ----------   ------------
                                                        ------------   -------------       ----------   ------------

                         1. For the year ended June 30, 1994 for Class A shares and for the period from
                         December 1, 1993 (inception of offering) to June 30, 1994 for Class C shares.
                         2. For the year ended June 30, 1995 for Class A and Class C shares and for the period from October 1, 1994 (inception of offering) to June 30, 1995 for
                         Class B shares.

3. UNREALIZED GAINS      At June 30, 1995, net unrealized appreciation
   AND LOSSES ON         of investments of $300,366,841 was composed of
   INVESTMENTS           gross appreciation of $337,635,238, and gross
                         depreciation of $37,268,397.




                         21  Oppenheimer Main Street Income & Growth Fund

                         -----------------------------------------------------
                         NOTES TO FINANCIAL STATEMENTS   (Continued)
                         -----------------------------------------------------


4. MANAGEMENT FEES       Management fees paid to the Manager were in
   AND OTHER             accordance with the investment advisory
   TRANSACTIONS          agreement with the Fund which provides for a
   WITH AFFILIATES       fee of .65% on the first $200 million of
                         average annual net assets with a reduction of .05% on each $150 million thereafter to $500 million and .45% on net assets in excess of 500 million. The Manager has agreed to reimburse the Fund if aggregate expenses (with specified exceptions) exceed the most stringent state regulatory limit on Fund expenses.

                            For the year ended June 30, 1995,
                         commissions (sales charges paid by investors) on sales of Class A shares totaled $36,545,570, of which $8,951,501 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $22,189,541 and $2,739,931, respectively, of which $309,732 and $48,816 was paid to an affiliated broker/dealer. During the year ended June 30, 1995, OFDI received contingent deferred sales charges of $393,448 and $233,149 upon redemption of Class B and Class C shares.

                            Oppenheimer Shareholder Services (OSS), a
                         division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.

                            Under separate approved plans, each class
                         may expend up to .25% of average net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B and Class C shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B or Class C plan, the Board of Directors may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B or Class C shares sold prior to termination or discontinuance of the plan. During the year ended June 30, 1995, OFDI paid $123,043 and $9,496 to an affiliated broker/dealer as reimbursement for Class A and Class C personal service and maintenance expenses, respectively, and retained $1,795,939 and $2,894,505 as reimbursement for Class B and Class C sales commissions and service fee advances, as well as financing costs, respectively.

5. FORWARD CONTRACTS     A forward foreign currency exchange contract
                         (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

                            The Fund uses forward contracts to seek to
                         manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

                            Forward contracts are valued based on the
                         closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

                            In this report, securities held in
                         segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Gains and losses on outstanding contracts (unrealized appreciation or depreciation on forward contracts) are reported in the Statement of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

                            Risks include the potential inability of the
                         counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

                            At June 30, 1995, the Fund had outstanding
                         forward contracts to purchase and sell foreign currencies as follows:



                                                                                                   UNREALIZED
                                                                  CONTRACT      VALUATION AS OF    APPRECIATION
                         CONTRACTS TO SELL       EXPIRATION DATE  AMOUNT (000)  JUNE 30, 1995
(DEPRECIATION)
                         ----------------------------------------------------------------------------------------
                         British Pound Sterling  7/6/95                    77         $ 77,400             $(107)
                         ----------------------------------------------------------------------------------------
                         British Pound Sterling  7/7/95                   157          157,182               296
                                                                                     ---------             -----
                                                                                      $234,582             $ 189
                                                                                     ---------             -----
                                                                                     ---------             -----





                         -----------------------------------------------------

                         -----------------------------------------------------


6. OPTION ACTIVITY       The Fund may buy and sell put and call options,
                         or write covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.

                            The Fund generally purchases put options or
                         writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.

                            Options are valued daily based upon the last
                         sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

                            In this report, securities designated to
                         cover outstanding call options are noted in the Statement of Investments. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a footnote to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.

                            The risk in writing a call option is that
                         the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                            Written option activity for the year ended
                         June 30, 1995 was as follows:


                                                                      CALL OPTIONS
                                                                      ----------------------
                                                                      NUMBER OF    AMOUNT OF
                                                                      OPTIONS      PREMIUMS
                         -------------------------------------------------------------------
                         Options outstanding at June 30, 1994          1,250       $239,992
                         -------------------------------------------------------------------
                         Options written                               3,480      1,263,018
                         -------------------------------------------------------------------
                         Options closed or expired                    (3,580)    (1,316,466)
                         -------------------------------------------------------------------
                         Options exercised                              (750)      (147,745)
                         -------------------------------------------------------------------
                         Options outstanding at June 30, 1995            400        $38,799
                                                                      -------     ----------
                                                                      -------     ----------



Appendix A

                                                        DESCRIPTION OF RATINGS

Ratings of Investments

Description of Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated "Aaa" are judged to be the best quality and to carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, the changes that can be expected are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group, they comprise what are generally known as "high-grade" bonds. They are rated lower than the best bonds because margins of protection may not be as large as with "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than those of "Aaa" securities.

A: Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated "Baa" are considered medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and have speculative characteristics as well.

Ba: Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered well-assured. Often the protection of interest and principal payments may be very moderate and not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated "B" generally lack characteristics of desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated "Caa" are of poor standing and may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated "Ca" represent obligations which are speculative in a high degree and are often in default or have other marked shortcomings.

C: Bonds which are rated "C" can be regarded as having extremely poor prospects of ever retaining any real investment standing.

Description of Standard & Poor's Bond Ratings

AAA: "AAA" is the highest rating assigned to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated "AA" also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from "AAA" issues only in small degree.

A: Bonds rated "A" have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of change in circumstances and economic conditions.

BBB: Bonds rated "BBB" are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the "A" category.

BB, B, CCC, CC: Bonds rated "BB," "B," "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C, D: Bonds on which no interest is being paid are rated "C." Bonds rated "D" are in default and payment of interest and/or repayment of principal is in arrears.

Description of Fitch Investors Service, Inc. Ratings

AAA Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity through the life of the issue.

CCC Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD" represents the highest potential for recovery of these bonds, and "D" represents the lowest potential for recovery.

Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the "DDD," "DD," or "D" categories.

                                                   Appendix B


                                         Corporate Industry Classifications



Aerospace/Defense
Air Transportation
Auto Parts Distribution
Automotive
Bank Holding Companies
Banks
Beverages
Broadcasting
Broker-Dealers
Building Materials
Cable Television
Chemicals
Commercial Finance
Computer Hardware
Computer Software
Conglomerates
Consumer Finance
Containers
Convenience Stores
Department Stores
Diversified Financial
Diversified Media
Drug Stores
Drug Wholesalers
Durable Household Goods
Education
Electric Utilities
Electrical Equipment
Electronics
Energy Services & Producers
Entertainment/Film
Environmental
Food
Gas Utilities
Gold
Health Care/Drugs
Health Care/Supplies & Services
Homebuilders/Real Estate
Hotel/Gaming
Industrial Services
Insurance
Leasing & Factoring
Leisure
Manufacturing
Metals/Mining
Nondurable Household Goods
Oil - Integrated
Paper
Publishing/Printing
Railroads
Restaurants
Savings & Loans
Shipping
Special Purpose Financial
Specialty Retailing
Steel
Supermarkets
Telecommunications - Technology
Telephone - Utility
Textile/Apparel
Tobacco
Toys
Trucking

Investment Adviser
     Oppenheimer Management Corporation
     Two World Trade Center
     New York, New York 10048-0203

Distributor
     Oppenheimer Funds Distributor, Inc.
     Two World Trade Center
     New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
     Oppenheimer Shareholder Services
     P.O. Box 5270
     Denver, Colorado 80217
     1-800-525-7048

Custodian of Portfolio Securities
     The Bank of New York
     One Wall Street
     New York, New York 10015

Independent Auditors
     Deloitte & Touche LLP
     555 Seventeenth Street
     Denver, Colorado 80202-3942

Legal Counsel
     Myer, Swanson, Adams & Wolf, P.C.
     1600 Broadway
     Denver, Colorado 80202

Oppenheimer
Main Street California Tax-Exempt Fund

Prospectus dated November 1, 1995




     Oppenheimer Main Street California Tax-Exempt Fund (the "Fund"), a series of Oppenheimer Main Street Funds, Inc., is a mutual fund that seeks as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital. Please refer to "Investment Policies and Strategies" for more information about the types of securities the Fund invests in and the risks of investing in the Fund.

     This Prospectus explains concisely what you should know before investing in the Fund. Please read this Prospectus carefully and keep it for future reference. You can find more detailed information about the Fund in the November 1, 1995, Statement of Additional Information. For a free copy, call Oppenheimer Shareholder Services, the Fund's Transfer Agent, at 1-800-525-7048, or write to the Transfer Agent at the address on the back cover. The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated into this Prospectus by reference (which means that it is legally part of this Prospectus).

(Oppenheimer Funds logo)

Shares of the Fund are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the F.D.I.C. or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Contents

                   ABOUT THE FUND
                   Expenses
                   A Brief Overview of the Fund
                   Financial Highlights
                   Investment Objective and Policies
                   How the Fund is Managed
                   Performance of the Fund

                   ABOUT YOUR ACCOUNT
                   How to Buy Shares
                   Class A Shares
                   Class B Shares
                   Special Investor Services
                   AccountLink
                   Automatic Withdrawal and Exchange Plans
                   Reinvestment Privilege
                   How to Sell Shares
                   By Mail
                   By Telephone
                   By Checkwriting
                   How to Exchange Shares
                   Shareholder Account Rules and Policies
                   Dividends, Capital Gains and Taxes

ABOUT THE FUND

Expenses

         The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services, and those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. All shareholders therefore pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges and account transaction charges. The following tables are provided to help you understand your direct expenses of investing in the Fund and your share of the Fund's operating expenses that you might expect to bear indirectly. The calculations are based on the Fund's expenses during its last fiscal year ended June 30, 1995.

          Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Fund. Please refer to "About Your Account" from pages 23 through 32 for an explanation of how and when these charges apply.

                                                             Class A                  Class B
                                                             Shares                   Shares
--------------------------------------------------------------------------
Maximum Sales                                                4.75%                    None
Charge on Purchases
(as a % of offering price)
-------------------------------------------------------------------------
Sales Charge on
Reinvested Dividends                                         None                     None
-------------------------------------------------------------------------
Deferred Sales Charge                                        None(1)                  5% in the first year,
(as a % of the lower of the                                                           declining to 1% in
original purchase price or                                                            the six year and
redemption proceeds                                                                   eliminated thereafter(2)
-------------------------------------------------------------------------
Redemption Fee                                               None(3)                  None(3)
-------------------------------------------------------------------------
Exchange Fee                                                 None                     None

(1)If you invest $1 million or more in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 18 calendar months from the end of the calendar month during which you purchased those shares.  See "How to Buy
Shares - Class A Shares," below.

(2) See "How to Buy Shares - Buying Class B Shares," below for more informatin on the contingent deferred sales charge.

(3) There is a $10 transaction fee for redemptions paid by Federal Funds wire but not for redemptions paid by check or ACH wire through AccountLink (see "How to Sell Shares").

          Annual Fund Operating Expenses are paid out of the Fund's assets and represent the Fund's expenses in operating its business. For example, the Fund pays management fees to its investment adviser, Oppenheimer
Management Corporation (which is referred to in this Prospectus as the "Manager"). The rates of the Manager's fees are set forth in "How the Fund is Managed," below. The Fund has other regular expenses for services, such as transfer agent fees, custodial fees paid to the bank that holds its portfolio securities, audit fees and legal expenses. Those expenses are detailed in the Fund's Financial Statements in the Statement of Additional Information.

         The numbers in the chart below are projections of the Fund's business expenses based on the Fund's expenses in its last fiscal year. These amounts are shown as a percentage of the average net assets of each class of the Fund's shares for that year. The "12b-1 Distribution Plan Fees" for Class B shares are the Distribution and Service Plan Fees (Service
Plan fee of 0.25%) and the asset-based sales charge of 0.75%. The actual expenses for each class of shares in future years may be more or less than the numbers in the chart, depending on a number of factors, including the actual amount of the assets represented by each class of shares.

                                                             Class A                  Class B
                                                             Shares                   Shares
-------------------------------------------------------------------------
Management Fees                                              0.37%                    0.37%
-------------------------------------------------------------------------
12b-1 Distribution Plan Fees                                 None                     1.00%
-------------------------------------------------------------------------
Other Expenses                                               0.20%                    0.18%
-------------------------------------------------------------------------
Total Fund Operating Expenses                                0.57%                    1.55%

          Examples. To try to show the effect of these expenses on an investment over time, we have created the hypothetical examples shown below. Assume that you make a $1,000 investment in each class of shares of the Fund, and that the Fund's annual return is 5%, and that its operating expenses for each class are the ones shown in the Annual Fund Operating Expenses chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of 1, 3, 5 and 10 years:

                                    1 year            3 years              5 years              10 years(1)
-------------------------------------------------------------------------
Class A Shares                      $53               $65                  $78                  $115
-------------------------------------------------------------------------
Class B Shares                      $66               $79                  $104                 $134

         If you did not redeem your investment, it would incur the following expenses:

Class A Shares                      $53               $65                  $78                  $115
-------------------------------------------------------------------------
Class B Shares                      $16               $49                  $84                  $134

(1)The Class B expenses in years 7 through 10 are based on the Class A expenses shown above, because the Fund automatically converts your Class B shares into Class A shares after 6 years.  Because of the asset-based sales charge and contingent deferred sales charge, long-term Class B shareholders could pay the economic equivalent of an amount greater than the maximum front-
end sales charge allowed under applicable regulatory requirements.  The automatic conversion of Class B shares to Class A shares is designed to minimize the likelihood that this will occur.  Please refer to "How to Buy Shares - Buying Class B Shares"
for more information.

         These examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the Fund, all of which will vary.

A Brief Overview of the Fund

         Some of the important facts about the Fund are summarized below, with references to the section of this Prospectus where more complete information can be found. You should carefully read the entire Prospectus before making a decision about investing in the Fund. Keep the Prospectus for reference after you invest, particularly for information about your account, such as how to sell or exchange shares.

           What is the Fund's Investment Objective? The Fund's investment objective is to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities while attempting to preserve capital.

           What Does the Fund Invest In? To seek its investment objective, the Fund primarily invests in investment-grade municipal securities, the interest of which is exempt from Federal and California individual income tax. The Fund may also use hedging instruments and certain derivative investments to try to manage investment risks. These investments are more fully explained in "Investment Objective and Policies" starting on page
10.

           Who Manages the Fund? The Fund's investment adviser (the "Manager") is Oppenheiemr Management Corporation, which (including a subsidiary) manages investment company portfolioss currently having over $38 billion in assets at September 30, 1995. The Manager is paid an advisory fee by the Fund, based on its assets. The Fund's portfolio manager is Robert E. Patterson who is employed by the Manager. He is primarily responsible for the selection of the Fund's securities. The Fund's Board of Directors, elected by shareholders, oversees the investment adviser and the portfolio manager. Please refer to "How the Fund is Managed," starting on page 18 for more information about the Manager and its fees.

           How Risky is the Fund? All investments carry risks to some degree. The Fund's investments in municipal bonds are subject to changes in their value from a number of factors such as changes in general bond market movements, the change in value of particular bonds because of an event affecting the issuer, or changes in interest rates that can affect bond prices. These changes affect the value of the the Fund's investments and its price per share. The fact that the Fund concentrates its investments in California Municipal Securities and that the Fund is permitted to invest in a single issuer or a small number of issuers entails greater risk than an investment in a diversified investment company. In the Oppenheimer funds spectrum, the Fund is generally more conservative than high yield bond funds, but more aggressive than money market funds. While the Manager tries to reduce risks by diversifying investments, by carefully researching securities before they are purchased for the Fund's portfolio, and in some cases by using hedging techniques, there is no guarantee of success in achieving the Fund's objective and your shares may be worth more or less than their original cost when you redeem them.
Please refer to "Investment Objective and Policies" starting on page 10 for a more complete discussion.

           How Can I Buy Shares? You can buy shares through your dealer or financial institution, or you can purchase shares directly through the Distributor by completing an Application or by using an Automatic
Investment Plan under AccountLink. Please refer to "How to Buy Shares" on page 23 for more details.

           Will I Pay a Sales Charge to Buy Shares? The Fund has two classes of shares. Both classes have the same investment portfolio but different expenses. Class A shares are offered with a front-end sales charge, starting at 4.75%, and reduced for larger purchases. Class B shares are offered without a front-end sales charge, but if you sell your shares within six years, you will normally pay a contingent deferred sales charge that varies depending on how long you owned your shares. There is also an annual asset-based sales charge on Class B shares. Please review "How to Buy Shares" starting on page 23 for more details, including a discussion about factors you and your financial advisor should consider in determining which class may be appropriate for you.

           How Can I Sell My Shares? Shares can be redeemed by mail or by telephone call to the Transfer Agent on any business day, or through your dealer or, by writing a check against your Fund account (available for Class A shares only). Please refer to "How to Sell Shares" on page 33. The Fund also offers exchange privileges to other Oppenheimer funds, described in "How to Exchange Shares" on page 36.

           How Has the Fund Performed? The Fund measures its performance by quoting its yield, average annual total return and cumulative total return, which measure historical performance. Those yields and returns can be compared to the yields and returns (over similar periods) of other funds. Of course, other funds may have different objectives, investments, and levels of risk. The Fund's performance can also be compared to a broad market index, which we have done on page 22. Please remember that past performance does not guarantee future results.

Financial Highlights

         The table on the following pages presents selected financial information about the Fund, including per share data and expense ratios and other data based on the Fund's average net assets. This information has been audited by Deloitte & Touche LLP, the Fund's independent auditors, whose report on the Fund's financial statements for the fiscal year ended June 30, 1995, is included in the Statement of Additional Information.

                                         CLASS A                                                               CLASS B
                                         ------------------------------------------------------------------    ------------------
                                         YEAR ENDED JUNE 30,                                                   YEAR ENDED JUNE 30,
                                         1995        1994       1993       1992        1991        1990(2)     1995       1994(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.82     $12.66     $12.05     $11.61      $11.56      $11.43      $11.80     $12.90
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                        .73        .75        .80        .82       .83(3)      .06(3)        .62        .38
Net realized and unrealized
gain (loss) on investments                   .27       (.80)       .64        .45         .05         .13         .27      (1.07)
                                         -------     ------     ------     ------      ------      ------      ------     ------
Total income (loss)
from investment operations                  1.00       (.05)      1.44       1.27         .88         .19         .89       (.69)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                           (.69)      (.73)      (.81)      (.82)       (.83)       (.06)       (.57)      (.37)
Dividends in excess of net
investment income                           (.04)      (.03)        --         --          --          --        (.04)      (.01)
Distributions from net realized
gain on investments                           --         --       (.02)      (.01)         --          --          --         --
Distributions in excess of net
realized gain on investments                  --       (.03)        --         --          --          --          --       (.03)
                                         -------     ------     ------     ------      ------      ------      ------     ------
Total dividends and
distributions to shareholders               (.73)      (.79)      (.83)      (.83)       (.83)       (.06)       (.61)      (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.09     $11.82     $12.66     $12.05      $11.61      $11.56      $12.08     $11.80
                                         -------     ------     ------     ------      ------      ------      ------     ------
                                         -------     ------     ------     ------      ------      ------      ------     ------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)        8.93%       (.60)%     12.53%      11.21%       7.94%       1.95%
   7.90%     (5.42)%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $78,134     $79,555     $72,387     $40,055     $13,924      $2,027      $2,648     $1,203
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $76,148     $81,741     $54,840     $26,304      $6,661      $1,685      $1,904       $649
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)           6,462       6,732       5,719       3,324       1,199         175         219        102
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                      6.27%       6.09%       6.46%       6.74%       6.94%       5.48%(5)    5.17%
4.91%(5)
Expenses                                    .57%        .53%        .39%        .32%        .33%(3)     .20%(3)(5) 1.55%    1.62%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                 14.2%       20.2%        5.8%       25.7%       14.6%        0.0%       14.2%    20.2%

               1. For the period from October 29, 1993 (inception of offering) to June 30, 1994.
               2. For the period from May 18, 1990 (commencement of operations) to June 30, 1990.
               3. Net investment income would have been $.82 and $.04 per share in 1991 and 1990 absent the voluntary expense assumption, resulting in an expense ratio of .42% and 1.93%, respectively.
               4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
               5. Annualized.
               6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $10,984,988 and $14,179,152, respectively.
               See accompanying Notes to Financial Statements.

Investment Objective and Policies

Objective. The Fund invests its assets to seek as high a level of current income which is exempt from Federal and California personal income taxes as is available from investing in Municipal Securities (defined below), while attempting to preserve capital. The Fund is not intended to be a complete investment program, and there is no assurance that it will achieve its objective.

Investment Policies and Strategies. The Fund seeks its objective by following the fundamental policy of investing, under normal market conditions, at least 80% of its total assets in California Municipal Securities.

      Dividends paid by the Fund derived from interest attributable to California Municipal Securities will be exempt from Federal individual income taxes. Such dividends will also be exempt from California personal income taxes provided that at the close of each quarter, at least 50% of the value of the Fund's assets are invested in obligations the interest of which is exempt from taxation under California law when held by an individual. Dividends derived from interest on Municipal Securities of other governmental issuers will be exempt from Federal individual income tax, but will be subject to California personal income taxes. Any net interest income on taxable investments and repurchase agreements will be taxable as ordinary income when distributed to shareholders.

       Municipal Securities. Municipal Securities are municipal bonds, municipal notes and municipal commercial paper, certificates of participation and other debt obligations issued by or on behalf of the State of California, other states and the District of Columbia, their political subdivisions, or any commonwealth, territory or possession of the United States, or their respective agencies, instrumentalities or authorities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not subject to Federal individual income tax. California Municipal Securities are obligations of the State of California and its political subdivisions, and their respective agencies, authorities or instrumentalities, the interest from which, in the opinion of bond counsel to the respective issuer at the time of issue, is not includable in gross income for purposes of the California personal income tax. From time to time the Fund may purchase private activity municipal securities, although no independent investigation will be made by the Manager as to the users of proceeds of bond offerings or the application of such proceeds. It is anticipated that under normal market conditions, the Fund's portfolio will have an average weighted maturity of approximately 7 to 30 years. During periods when the Fund is defensively invested in municipal notes and municipal commercial paper, the average weighted maturity of the Fund's portfolio may decline to 3 to 4 years.

      "Municipal bonds" are Municipal Securities that have a maturity when issued of one year or more and "municipal notes" are Municipal Securities that have a maturity when issued of less than one year. The two principal classifications of Municipal Securities are "general obligations" (secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest) and "revenue obligations" (payable only from the revenues derived from a particular facility or class of facilities, or specific excise tax or other revenue source). The Fund may invest in Municipal Securities of both classifications.

       Special Considerations - California Municipal Securities. Because the Fund concentrates its investments in California Municipal Securities, the market value and marketability of such Municipal Securities and the interest income to the Fund from them could be adversely affected by a default or a financial crisis relating to any of such issuers. Investors should consider these matters as well as economic trends in California, summarized in the Statement of Additional Information under "Special Investment Considerations - California Municipal Securities."

        Interest Rate Risks.   In addition to credit risks, described below,
Municipal Securities are subject to changes in value due to changes in prevailing interest rates. When prevailing interest rates fall, the values of outstanding Municipal Securities generally rise and (if purchased at principal amount) would sell at a premium. Conversely, when interest rates rise, the values of outstanding Municipal Securities generally decline and (if purchased at principal amount) would sell at a discount. The magnitude of these fluctuations will be greater when the average maturity of the portfolio is longer. Changes in the value of Municipal Securities held in the Fund's portfolio arising from changes in interest rates will not affect interest income derived from these securities but will affect the Fund's net asset value per share.

        Credit Risks. Municipal Securities are also subject to credit risks. Credit risk relates to the ability of the issuer of a Municipal Security to make interest or principal payments on the security as they become due. The economic and other factors that can affect that ability are summarized in the Statement of Additional Information under "Special Investment Considerations-California Municipal Securities." While the Manager may rely to some extent on credit ratings by nationally recognized rating agencies, such as Standard & Poor's or Moody's, in evaluating the credit risk of securities selected for the Fund's portfolio, it may also use its own research and analysis. However, many factors affect an issuer's ability to make timely payments, and there can be no assurance that the credit risks of a particular security will not change over time.

       Investments in Taxable Securities and Temporary Defensive Investment Strategy. Under normal market conditions, the Fund may invest up to 20% of its assets in taxable investments, including (i) repurchase agreements;
(ii) Municipal Securities issued to benefit a private user ("Private Activity Municipal Securities"), the interest from which may be subject to Federal alternative minimum tax; (iii) debt obligations rated "A-3" or better by Standard & Poor's Corporation ("Standard & Poor's"), "Prime-3" or better by Moody's Investors Service, Inc. ("Moody's"), or "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), which mature in one year or less ("short-term debt obligations"); (iv) bankers' acceptances, certificates of deposit, time deposits and U.S. Treasury bills ("cash equivalents"); and (v) Hedging Instruments.

      For temporary defensive purposes, the Fund may invest an unlimited amount of assets in: (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities; (ii) cash equivalents;
(iii) commercial paper rated in the highest category by an established rating agency; (iv) short-term debt obligations; (v) certificates of deposit of domestic banks with assets of $1 billion or more; or (vi) repurchase agreements. To the extent the Fund assumes a temporary defensive position, a portion of the Fund's distributions may be subject to Federal and state income taxes and the Fund may not achieve its objective.

       Municipal Lease Obligations. The Fund may invest in certificates of participation, which are tax-exempt obligations that evidence the holder's right to share in lease, installment loan or other financing payments by a public entity. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed. While some municipal lease securities may be deemed to be "illiquid" securities (the purchase of which would be limited as described below in "Illiquid and Restricted Securities"), from time to time the Fund may invest more than 5% of its net assets in municipal lease obligations that the Manager has determined to be liquid under guidelines set by the Corporation's Board of Directors. See "Investment Objective and Policies - Municipal Securities - Municipal Lease Obligations" in the Statement of Additional Information for more details.

       Floating Rate/Variable Rate Obligations. Some of the Municipal Securities the Fund may purchase may have variable or floating interest rates. Variable rates are adjusted at stated periodic intervals. Floating rates are automatically adjusted according to a specified market rate for such investments, such as the percentage of the prime rate of a bank, or the 91-day U.S. Treasury bill rate. Such obligations may be secured by bank letters of credit or other credit support arrangements.

      -- Inverse Floaters and Other Derivative Investments. The Fund may invest in variable rate bonds known as "inverse floaters." Yields on inverse floaters move in the opposite direction from short-term interest rates. As interest rates rise, inverse floaters produce less current income. Prices of inverse floaters may be more volatile than the price of a comparable fixed-rate security. Inverse floaters are a type of "derivative security," which is a specially designed investment whose performance is linked to the performance of another security or investment. Some inverse floaters have a "cap" whereby if interest rates rise above the "cap," the security pays additional interest income. If rates do not rise above the "cap," the Fund will have paid an additional amount for a feature that proves worthless. The Fund may also invest in municipal derivative securities that pay interest that depends on an external pricing mechanism. Examples are interest rate swaps or caps and municipal bond or swap indices. The Fund anticipates that it would invest no more than 10% of its total assets in inverse floaters or such other municipal derivative securities.

      -- Derivatives may entail special risks. The risks of investing in derivative investments include not only the ability of the issuer of the derivative investment to pay the amount due on the maturity of the investment, but also the risk that the underlying security or investment might not perform the way the Manager expected it to perform. That can mean that the Fund will realize less principal and/or income than expected. Another risk of investing in derivative investments is that their market value could be expected to vary to a much greater extent than the market value of municipal securities that are not derivative investments but that have similar credit quality, redemption provisions and maturities. Certain derivative investments held by the Fund may trade in the over-the-counter market and may be illiquid - See "Illiquid and Restricted Securities," below.

       Ratings of Municipal Securities. Municipal Securities purchased by the Fund must be rated at the time of purchase within the four highest rating categories assigned by Moody's, Standard & Poor's or Fitch or, if unrated, judged by the Manager to be of comparable quality to Municipal Securities rated within such grades. See Appendix A of the Additional Statement for a description of these ratings. Investments in unrated Municipal Securities will not exceed 20% of the Fund's total assets. Not more than 25% of the Fund's total assets will be invested in Municipal Securities that are (a) municipal bonds rated either "Baa" by Moody's or "BBB" by either Standard & Poor's or Fitch, (b) municipal notes rated "SP-2" by Standard & Poor's, "MIG2" by Moody's or "F-2" by Fitch, or (c) if unrated Municipal Securities, judged by the Manager to be of comparable quality to Municipal Securities rated within the grades described in (a) or (b) above, because such Municipal Securities, although investment grade, may be subject to greater market fluctuations and risks of loss of income and principal than higher-rated Municipal Securities, and may be considered to have some speculative characteristics. A reduction in the rating of a security after its purchase by the Fund will not require the Fund to dispose of such security. Securities that have fallen below investment grade entail a greater risk that the ability of the issuers of such securities to meet their debt obligations will be impaired.

       Portfolio Turnover. A change in the securities held by the Fund is known as "portfolio turnover." The Fund generally will not engage in the trading of securities for the purpose of realizing short-term gains, but the Fund may sell securities as the Manager deems advisable to take advantage of differentials in yield to seek to accomplish the Fund's investment objective. The "Financial Highlights," above, show the Fund's portfolio turnover rate during past fiscal years. While short-term trading increases portfolio turnover, the Fund incurs little or no brokerage costs because most of the Fund's portfolio transactions are principal trades without brokerage commissions.

       Non-diversification. The Fund is classified as a "non-diversified" investment company under the Investment Company Act of 1940 (the "Investment Company Act") so that the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in the Fund therefore will entail greater risk than an investment in a diversified investment company because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of the Fund's portfolio than would be the case if the portfolio were diversified among more issuers. However, the Fund intends to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), pursuant to which: (1) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer, and (2) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets may be invested in the securities of a single issuer and the Fund must not own more than 10% of the outstanding voting securities of a single issuer.

       Special Risk Considerations - Borrowing. The Fund may not borrow in excess of 10% of the value of its total assets and it cannot make any investment when borrowings exceed 5% of its total assets, and it may borrow only as a temporary measure for extraordinary or emergency purposes. Interest on borrowed money is an expense the Fund would not otherwise incur, so that it may have substantially reduced net investment income during periods of substantial borrowings.

       Can the Fund's Investment Objective and Policies Change? The Fund has an investment objective, which is described above, as well as investment policies it follows to try to achieve its objective. Additionally, the Fund uses certain investment techniques and strategies in carrying out those investment policies. The Fund's investment policies and techniques are not "fundamental" unless this Prospectus or the Statement of Additional Information says that a particular policy is "fundamental."
The Fund's investment objective is a fundamental policy.

      Fundamental policies are those that cannot be changed without the approval of a "majority" of the Fund's outstanding voting shares. The term "majority" is defined in the Investment Company Act to be a particular percentage of outstanding voting shares (and this term is explained in the Statement of Additional Information). The Board of Directors of Oppenheimer Main Street Funds, Inc. may change non-fundamental policies without shareholder approval, although significant changes will be described in amendments to this Prospectus.

Other Investment Techniques and Strategies. The Fund may also use the investment techniques and strategies described below. These techniques involve certain risks. The Statement of Additional Information contains more information about these practices, including limitations on their use that may help to reduce some of the risks.

      -- When-Issued and Delayed Delivery Transactions. The Fund may purchase Municipal Securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis. "When-issued" and "delayed delivery" refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. The Fund does not intend to make such purchases for speculative purposes. During the period between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There may be a risk of loss if the value of the security declines prior to the settlement date.

       Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements to generate income, for liquidity purposes to meet anticipated redemptions, pending the investment of proceeds from sales of Fund shares, or pending settlement of purchases of portfolio investments. In a repurchase transaction, the Fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the seller of the securities fails to pay the agreed-upon repurchase price on the delivery date, the Fund's risks may include any costs of disposing of the collateral for the agreement, and losses that might result from any delays in foreclosing on the collateral. Income earned on repurchase transactions is not tax-exempt and, accordingly, under normal market conditions, the Fund will limit its investments in repurchase transactions to 20% of its total assets. When the Fund assumes a temporary defensive position, there is no limit on the amount of its assets that may be subject to repurchase agreements maturing in seven days or less. Repurchase agreements having a maturity beyond seven days are subject to the percentage limitation on illiquid and restricted securities, discussed below. See "Repurchase Agreements" in the Statement of Additional Information for more details.

      -- Illiquid and Restricted Securities. Under the policies and procedures established by the Board of Directors of Oppenheimer Main Street Funds, Inc., the Manager determines the liquidity of the Fund's investments. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or which cannot be sold publicly until it is registered under the Securities Act of 1933. The Fund will not invest more than 10% of its net assets in illiquid or restricted securities (that limit may increase to 15%). The Fund's percentage limitations on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional buyers.

       Puts and Stand-By Commitments. The Fund may acquire "stand-by commitments" or "puts" with respect to municipal obligations held in its portfolio. Under a stand-by commitment or put option, the Fund would have the right to sell specified securities at a specific price on demand to the issuing broker-dealer or bank. The Fund will acquire stand-by commitments or puts solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.

       Loans of Portfolio Securities. To attempt to raise income or to raise cash for liquidity purposes, the Fund may lend its portfolio securities to certain types of eligible borrowers approved by the Board of Directors. Each loan must be collateralized in accordance with applicable regulatory requirements. After any loan, the value of the securities loaned must not exceed 25% of the value of the Fund's net assets. There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities. The Fund presently does not intend to engage in loans of securities in the coming year.

        Hedging. As described below, the Fund may purchase and sell certain kinds of futures contracts, put and call options, and options on futures and broadly-based municipal bond indices, or enter into interest rate swap agreements. These are referred to as "hedging instruments." The Fund does not use hedging instruments for speculative purposes, and has limits on the use of them, described below. The hedging instruments the Fund may use are described below and in greater detail in "Other Investment Techniques and Strategies" in the Statement of Additional Information.

      The Fund may buy and sell options and futures for a number of purposes. It may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. It may do so to try to manage its exposure to changing interest rates. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the Fund's exposure to the securities market. Writing covered call options may also provide income to the Fund for liquidity purposes, defensive reasons, or to raise cash to distribute to shareholders.

      -- Futures. The Fund may buy and sell futures contracts that relate to (1) interest rates (these are referred to as Interest Rate Futures), and (2) municipal bond indices (these are referred to as Municipal Bond Index Futures). At present, the Fund does not intend to enter into futures contracts and options on futures if, after any such practice, the sum of margin deposits on futures and premiums paid on futures would exceed 5% of of the Fund's total assets. These types of Futures are described in "Hedging" in the Statement of Additional Information.

      -- Put and Call Options. The Fund may buy and sell certain kinds of put options (puts) and call options (calls).

      The Fund may buy calls only on debt securities, broadly-based municipal bond indices, Municipal Bond Index Futures and Interest Rate Futures, or to terminate its obligation on a call the Fund previously wrote. The Fund may write (that is, sell) covered call options. After the Fund writes a call, not more than 25% of the Fund's total assets may be subject to calls. Calls the Fund buys or sells must be listed on a domestic securities or commodities exchange or quoted on the Automated Quotation System of the National Association of Securities Dealers, Inc. (NASDAQ), or traded in the over-the-counter market. Each call the Fund writes must be "covered" while it is outstanding. The Fund must own the investment on which the call was written or it must own other securities that are acceptable for the escrow arrangements required for calls. The Fund may write calls on Futures contracts it owns, but these calls must be covered by securities or other liquid assets the Fund owns and segregates to enable it to satisfy its obligations if the call is exercised. A call or put option may not be purchased if the value of all of the Fund's put and call options would exceed 5% of the Fund's total assets.

      The Fund may buy and sell put options. Buying a put on an investment gives the Fund the right to sell the investment at a set price to a seller of a put on that investment. The Fund can buy only those puts that relate to (1) securities that the Fund owns, (2) municipal bond indices, and (3) Interest Rate Futures and Municipal Bond Index Futures whether or not the Fund owns the particular Future in its portfolio. Writing puts requires the segregation of liquid assets to cover the put. The Fund will not write a put if it will require more than 25% of the Fund's total assets to be segregated to cover the put obligation.

      -- Interest Rate Swaps. In an interest rate swap, the Fund and another party exchange their right to receive or their obligation to pay interest on a security. For example, they may swap a right to receive floating rate payments for fixed rate payments. The Fund enters into swaps only on securities it owns. The Fund may not enter into swaps with respect to more than 25% of its total assets. Also, the Fund will segregate liquid assets (such as cash or U.S. Government securities) to cover any amounts it could owe under swaps that exceed the amounts it is entitled to receive, and it will adjust that amount daily, as needed. Income from interest rate swaps may be taxable.

      -- Hedging instruments can be volatile investments and may involve special risks. The use of hedging instruments requires special skills and knowledge of investment techniques that are different from what is required for normal portfolio management. If the Manager uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the Fund's return. The Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Such losses might cause previously distributed short-term capital gains to be re-characterized as a non-taxable return of capital to shareholders.

      Options trading involves the payment of premiums and has special tax effects on the Fund. There are also special risks in particular hedging strategies. If a covered call written by the Fund is exercised on an investment that has increased in value, the Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price. If the value of the investment does not rise above the call price, it is likely that the call will lapse without being exercised, while the Fund keeps the cash premium (and the investment). Interest rate swaps are subject to credit risks (if the other party fails to meet its obligations) and also to interest rate risks. The Fund could be obligated to pay more under its swap agreements than it receives under them, as a result of interest rate changes. These risks are described in greater detail in the Statement of Additional Information.

Other Investment Restrictions. The Fund has other investment restrictions that are fundamental policies. Under these fundamental policies, the Fund cannot do any of the following:

      -- lend money except in connection with the acquisition of debt securities which the Fund's investment policies and restrictions permit it to purchase; the Fund may also make loans of portfolio securities, subject to the restrictions stated under "Loans of Portfolio Securities"; or

      -- concentrate investments to the extent of 25% of its assets in any industry; however, there is no limitation as to investment in U.S. Government Securities, Municipal Securities or as to investment in obligations issued by the State of California or its subdivisions, agencies, authorities or instrumentalities; the Fund cannot invest in securities or any other investment other than Municipal Securities, temporary investments and Hedging Instruments.

      All of the percentage restrictions described above and elsewhere in this Prospectus and in the Statement of Additional Information apply only at the time the Fund purchases a security, and the Fund need not dispose of a security merely because the Fund's assets have changed or the security has increased in value relative to the size of the Fund. There are other fundamental policies discussed in the Statement of Additional Information.

How the Fund is Managed

Organization and History. The Fund is one of two investment portfolios or "series" of Oppenheimer Main Street Funds, Inc. (the "Corporation"), an open-end, management investment company organized as a Maryland corporation in 1987. The Fund commenced operations on May 18, 1990.

      The Corporation is governed by a Board of Directors, which is responsible under Maryland corporate law for protecting the interests of shareholders. The Directors meet periodically throughout the year to oversee the Fund's activities, review its performance, and review the actions of the Manager. "Directors and Officers of the Corporation" in the Statement of Additional Information names the Directors and officers and provides more information about them. Although the Fund is not required by law to hold annual meetings, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Director or to take other action described in the Articles of Incorporation.

      The Board of Directors has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has two classes of shares, Class A and Class B. Both classes invest in the same investment portfolio. Each class has its own dividends and distributions and pays certain expenses which may be different for the different classes. Each class may have a different net asset value. Each share has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Shares of each class have separate voting rights on matters in which the interests of one class are different from the interests of another class, and only shares of a particular class vote together on matters that affect that class alone. Shares are freely transferrable.

The Manager and Its Affiliates. The Fund is managed by the Manager, Oppenheimer Management Corporation, which is responsible for selecting the Fund's investments and handles its day-to-day business. The Manager carries out its duties, subject to the policies established by the Board of Directors, under an Investment Advisory Agreement which states the Manager's responsibilities. The Agreement sets forth the fees paid by the Fund to the Manager, and describes the expenses that the Fund is responsible to pay to conduct its business.

      The Manager has operated as an investment adviser since 1959. The Manager (including a subsidiary) currently manages investment companies, including other Oppenheimer funds, with assets of more than $38 billion as of September 30, 1995, and with more than 2.6 million shareholder accounts. The Manager is owned by Oppenheimer Acquisition Corp., a holding company that is owned in part by senior officers of the Manager and controlled by Massachusetts Mutual Life Insurance Company.

       Portfolio Manager. The Portfolio Manager of the Fund is Robert E. Patterson. He is a Senior Vice President of the Manager. He has been the person responsible for the day-to-day management of the Fund's portfolio since May 18, 1990, the date the Fund commenced operations. During the past five years, Mr. Patterson has also served as an officer and portfolio manager for other Oppenheimer funds.

       Fees and Expenses. Under the Investment Advisory Agreement the Fund pays the Manager monthly, at the annual rate of 0.55% of net assets. Pursuant to the Agreement, the Manager has agreed to waive a portion of the fee when the Fund's net assets are less than $100 million. The fee rate, reflecting this waiver, is 0.40% when net assets are $75 million or more but less than $100 million, 0.25% when net assets are $50 million or more but less than $75 million, 0.15% when net assets are $25 million or more but less than $50 million, and 0% when net assets are less than $25 million. When asset level breakpoints are reached, the fee applies to total net assets of the Fund, not only to assets in excess of such breakpoint. The Fund's management fee for its last fiscal year was 0.37% of average annual net assets for Class A shares and 0.37% for Class B shares.

      The Fund pays expenses related to its daily operations, such as custodian fees, Directors' fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund's assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment. More information about the Investment Advisory Agreement and the other expenses paid by the Fund is contained in the Statement of Additional Information.

      There is also information about the Fund's brokerage policies and practices in "Brokerage Policies of the Fund" in the Statement of Additional Information. That section discusses how brokers and dealers are selected for the Fund's portfolio transactions. Because the Fund purchases most of its portfolio securities directly from the sellers and not through brokers, it therefore incurs relatively little expense for brokerage. From time to time it may use brokers when buying portfolio securities. When deciding which brokers to use, the Manager is permitted by the investment advisory agreement to consider whether brokers have sold shares of the Fund or any other funds for which the Manager serves as investment adviser.

       The Distributor. The Fund's shares are sold through dealers, brokers and other financial institutions that have a sales agreement with Oppenheimer Funds Distributor, Inc., a subsidiary of the Manager that acts as the Distributor. The Distributor also distributes the shares of the other "Oppenheimer funds" and is sub-distributor for funds managed by a subsidiary of the Manager.

       The Transfer Agent. The Fund's transfer agent is Oppenheimer Shareholder Services, a division of the Manager, which acts as the shareholder servicing agent for the Fund and the other Oppenheimer funds on an "at-cost" basis. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free number shown below in this Prospectus and on the back cover.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses several types of yields and total returns to illustrate its performance. The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different as a result of the different kinds of expenses each class bears. These returns and yields measure the performance of a hypothetical investment in the Fund over various periods, and do not show the performance of each shareholder's investment (which will vary if dividends are received in cash, or shares are sold or additional shares are purchased). The Fund's performance may be useful to help you see how well your investment has done and to compare it to other funds or a market index.

      It is important to understand that the Fund's yields and total returns represent past performance and should not be considered to be predictions of future returns or performance. This performance data is described below, but more detailed information about how total returns and yields are calculated is contained in the Statement of Additional Information, which also contains information about indices and other ways to measure and compare the Fund's performance. The Fund's investment performance will vary over time, depending on market conditions, the composition of the portfolio, expenses and which class of shares you purchase.

       Total Returns. There are different types of "total returns" used to measure the Fund's performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show the Fund's actual year-by-year performance.

      When total returns are quoted for Class A shares, normally they include the payment of the current maximum initial sales charge. When total returns are shown for Class B shares, they reflect the effect of the contingent deferred sales charge that applies to the period for which total return is shown. Total returns may also be quoted at "net asset value," without including the effect of the sales charge, and those returns would be reduced if sales charges were deducted.

      -- Yield. Each class of shares calculates its yield by dividing the annualized net investment income per share on the portfolio during a 30-day period by the maximum offering price on the last day of the period. Tax-equivalent yield is the equivalent yield that would be earned in the absence of income taxes. It is calculated by dividing that portion of the yield that is tax-exempt by a factor equal to one minus the applicable tax rate. The yield of each class will differ because of the different expenses of each class of shares. The yield data represents a hypothetical investment return on the portfolio, and does not measure an investment return based on dividends actually paid to shareholders. To show that return, a dividend yield may be calculated. Dividend yield is calculated by dividing the dividends of a class derived from net investment income during a stated period by the maximum offering price on the last day of the period. Yields and dividend yields for Class A shares reflect the deduction of the maximum initial sales charge, but may also be shown based on the Fund's net asset value per share. Yields for Class B shares do not reflect the deduction of the contingent deferred sales charge.

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its last fiscal year ended June 30, 1995, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

       Management's Discussion of Performance. The principal market and economic factor affecting the Fund's performance during its fiscal year ended June 30, 1995, was a rally in the municipal bond market during the first six months of 1995, stimulated by a change in the Federal Reserve's monetary policy. From February 1994 to February 1995, the Federal Reserve had raised interest rates to prevent an increase in the rate of inflation
by slowing the economy to a more moderate growth rate.   From February
1995 to June 1995, general interest rates declined, and prices of outstanding bonds increased.

      Beginning in November 1994, the Fund increased its holdings of pre-refunded and insured bonds. These bonds had declined greatly during 1994, but provided significant capital appreciation during the six months ended June 30, 1995. The Fund sold positions in certain bonds that had been purchased at a discount and which had reached par value. In addition, the Manager focused investments in "AA" rated bonds that offered a yield premium over many other higher-rated issues. The Fund also sought to lock-in attractive interest rates by purchasing bonds with call protection, which prevents the issuer of a bond from calling or redeeming it before maturity. The effect of the Orange County, California bankruptcy filing upon the Fund was minimal. The Fund held no direct obligations of Orange County. The Fund held several indirect obligations of Orange County issued by entities invested in the Orange County investment pool. These indirect obligations were generally insured by municipal bond insurance or backed by bank letters of credit.

       Comparing the Fund's Performance to the Market. The graphs below show the performance of a hypothetical $10,000 investment in each class of shares of the Fund from the inception of the class held through June 30, 1995, with all dividends and capital gains distributions reinvested in additional shares. The graphs reflect the deduction of the 4.75% maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge on Class B shares.

      Because the Fund invests in a variety of Municipal Securities, the Fund's performance is compared to the performance of the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is an unmanaged index of a broad range of investment grade municipal bonds widely regarded as a measure of the performance of the general municipal bond market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data below shows the effect of taxes. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in any one index. Moreover, the index performance data does not reflect any assessment of the risk of the investments included in the index.

Comparison of Change
in Value of $10,000
Hypothetical Investments in:
Main Street California Tax-Exempt Fund
And Lehman Brothers Municipal Bond Index

[Graphs]

Past performance is not predictive of future performance.

Avg. Annual Total Return of the Fund at 6/30/95


A Shares              1 Year                 5 Year               Life(1)
------------------------------------------------
                      3.75%                  6.82%                7.07%
------------------------------------------------

Cumulative Total Return of the Fund at 6/30/95
B Shares              1 Year                 Life(2)
------------------------------------------------
                      2.90%                  -1.70%
------------------------------------------------
1. The inception date of the Fund (Class A shares) was 5/18/90.  The average anual total returns and the ending account value in the graph reflect reinvestment of all dividends and capital gains distributions and are shown net of the applicable 4.75%
maximum sales charge.

2. Class B shares of the Fund first publicly offered on 10/29/93.

ABOUT YOUR ACCOUNT

How to Buy Shares

Classes of Shares. The Fund offers investors two different classes of shares. The different classes of shares represent investments in the same portfolio of securities but are subject to different expenses and will likely have different share prices.

          Class A Shares. If you buy Class A shares, you may pay an initial sales charge on investments up to $1 million. If you purchase Class A shares as part of an investment of at least $1 million in shares of one or more Oppenheimer funds, you will not pay an initial sales charge, but if you sell any of those shares within 18 months of buying them, you may pay a contingent deferred sales charge. The amount of that sales charge will vary depending on the amount you invested. Sales charges are described in "Buying Class A Shares" below.

          Class B Shares. If you buy Class B shares, you pay no sales charge at the time of purchase, but if you sell your shares within 6 years, you will normally pay a contingent deferred sales charge that varies depending on how long you own your shares. Sales charges are described in "Buying Class B Shares" below.

Which Class of Shares Should You Choose? Once you decide that the Fund is an appropriate investment for you, the decision as to which class of shares is better suited to your needs depends on a number of factors which you should discuss with your financial advisor. The Fund's operating costs that apply to a class of shares and the effect of the different types of sales charges on your investment will vary your investment results over time. The most important factors to consider are how much you plan to invest and how long you plan to hold your investment. If your goals and objectives change over time and you plan to purchase additional shares, you should re-evaluate those factors to see if you should consider another class of shares.

         In the following discussion, to help provide you and your financial advisor with a framework in which to choose a class, we have made some assumptions using a hypothetical investment in the Fund. We used the sales charge rates that apply to each class of shares, considering the effect of the annual asset-based sales charge on Class B expenses (which, like all expenses, will affect your investment return). For the sake of comparison, we have assumed that there is a 10% rate of appreciation in the investment each year. Of course, the actual performance of your investment cannot be predicted and will vary, based on the Fund's actual investment returns, and the operating expenses borne by each class of shares, and which class of shares you invest in.

         The factors discussed below are not intended to be investment advice or recommendations, because each investor's financial considerations are different. The discussion below of the factors to consider in purchasing a particular class of shares assumes that you will purchase only one class of shares, and not a combination of shares of different classes.

          How Long Do You Expect to Hold Your Investment? While future financial needs cannot be predicted with certainty, knowing how long you expect to hold your investment will assist you in selecting the appropriate class of shares. Because of the effect of class-based expenses, your choice will also depend on how much you plan to invest. For example, the reduced sales charges available for larger purchases of Class A shares may, over time, offset the effect of paying an initial sales charge on your investment (which reduces the amount of your investment dollars used to buy shares for your account), compared to the effect over time of higher class-based expenses on shares of Class B for which no initial sales charge is paid.

         Investing for the Short Term. If you have a short-term investment horizon (that is, you plan to hold your shares for not more than six years), you should probably consider purchasing Class A shares rather than Class B shares, because of the effect of the Class B contingent deferred sales charge if you redeem in less than 7 years, as well as the effect of the Class B asset-based sales charge on the investment return for that class in the short-term.

         Class A shares might be more advantageous than Class B shares for investments of more than $100,000 expected to be held for 5 or 6 years (or more). For investments over $250,000 expected to be held 4 to 6 years (or more), Class A shares may become more advantageous than Class B shares.
If investing $500,000 or more, Class A shares may be more advantageous as your investment horizon approaches 3 years or more.

         And for most investors who invest $1 million or more, in most cases Class A shares will be the most advantageous choice, no matter how long you intend to hold your shares. For that reason, the Distributor normally will not accept purchase orders of $500,000 or more of Class B shares from a single investor. Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical investment over time, using the assumed annual performance return stated above, and therefore should not be relied on as rigid guidelines.

         Investing for the Longer Term. If you are investing for the longer term, for example, for retirement, and do not expect to need access to your money for seven (7) years or more, Class B shares may be an appropriate consideration, if you plan to invest less than $100,000. If you plan to invest more than $100,000 over the long term, Class A shares will likely be more advantageous than Class B shares, as discussed above, because of the effect of the expected lower expenses for Class A shares and the reduced initial sales charges available for larger investments in Class A shares under the Fund's Right of Accumulation.

         Of course, these examples are based on approximations of the effect of current sales charges and expenses on a hypothetical over time, using the assumed performance return stated above, and therefore, should not be relied on as rigid guidelines.

          Are There Differences in Account Features That Matter To You? Because some account features may not be available to Class B shareholders, such as checkwriting, or other features (such as Automatic Withdrawal Plans) may not be advisable (because of the effect of the contingent deferred sales charge) for Class B shareholders, you should carefully review how you plan to use your investment account before deciding which class of shares to buy. Share certificates are not available for Class B shares, and if you are considering using your shares as collateral for a loan, that may be a factor to consider.

          How Does It Affect Payments to My Broker? A salesperson, such as a broker, or any other person who is entitled to receive compensation for selling Fund shares may receive different compensation for selling one class of shares than for selling another class. It is important that investors understand that the purpose of the Class B contingent deferred sales charge and the asset-based sales charge is the same as the purpose of the front-end sales charge on sales of Class A shares: that is, to compensate the Distributor for commissions it pays to dealers and financial institutions for selling shares.

How Much Must You Invest? You can open a Fund account with a minimum initial investment of $1,000 and make additional investments at any time with as little as $25. There are reduced minimum investments under special investment plans:

         With Asset Builder Plans, Automatic Exchange Plans and military allotment plans, you can make initial and subsequent investments of as little as $25; and subsequent purchases of at least $25 can be made by telephone through AccountLink.

         There is no minimum investment requirement if you are buying shares by reinvesting dividends from the Fund or other Oppenheimer funds (a list of them appears in the Statement of Additional Information, or you can ask your dealer or call the Transfer Agent), or by reinvesting distributions from unit investment trusts that have made arrangements with the Distributor.

          How Are Shares Purchased? You can buy shares several ways -- through any dealer, broker or financial institution that has a sales agreement with the Distributor, or directly through the Distributor, or automatically from your bank account through an Asset Builder Plan under the OppenheimerFunds AccountLink service. When you buy shares, be sure to specify Class A or Class B shares. If you do not choose, your investment will be made in Class A shares.

          Buying Shares Through Your Dealer. Your dealer will place your order with the Distributor on your behalf.

          Buying Shares Through the Distributor. Complete an OppenheimerFunds New Account Application and return it with a check payable to "Oppenheimer Funds Distributor, Inc." Mail it to P.O. Box 5270, Denver, Colorado 80217.
If you don't list a dealer on the application, the Distributor will act as your agent in buying the shares. However, it is recommended that you discuss your investment first with a financial advisor to be sure that it is appropriate for you.

          Buying Shares Through OppenheimerFunds AccountLink. You can use AccountLink to link your Fund account with an account at a U.S. bank or other financial institution that is an Automated Clearing House (ACH) member. You can then transmit funds electronically to purchase shares, to send redemption proceeds, and to have the Transfer Agent transmit dividends and distributions.

         Shares are purchased for your account on AccountLink on the regular business day the Distributor is instructed by you to initiate the ACH transfer to buy shares. You can provide those instructions automatically, under an Asset Builder Plan, described below, or by telephone instructions using OppenheimerFunds PhoneLink, also described below. You should request AccountLink privileges on the application or dealer settlement instructions used to establish your account. Please refer to "AccountLink" below for more details.

          Asset Builder Plans. You may purchase shares of the Fund (and up to four other Oppenheimer funds) automatically each month from your account at a bank or other financial institution under an Asset Builder Plan with AccountLink. Details are on the Application and in the Statement of Additional Information.

          At What Price Are Shares Sold? Shares are sold at the public offering price based on the net asset value (and any initial sales charge that applies) that is next determined after the Distributor receives the purchase order in Denver, Colorado. In most cases, to enable you to receive that day's offering price, the Distributor must receive your order by the time of day The New York Stock Exchange closes, which is normally 4:00 P.M. New York time, but may be earlier on some days (all references to time in this Prospectus mean "New York time"). The net asset value of each class of shares is determined as of that time on each day The New York Stock Exchange is open (which is a "regular business day").

         If you buy shares through a dealer, the dealer must receive your order by the close of The New York Stock Exchange on a regular business day and transmit it to the Distributor so that it is received before the Distributor's close of business that day, which is normally 5:00 P.M. The Distributor may reject any purchase order for the Fund's shares, in its sole discretion.

Buying Class A Shares. Class A shares are sold at their offering price, which is normally net asset value plus an initial sales charge. However, in some cases, described below, purchases are not subject to an initial sales charge, and the offering price will be net asset value. In some cases, reduced sales charges may be available, as described below. Out of the amount you invest, the Fund receives the net asset value to invest for your account. The sales charge varies depending on the amount of your purchase. A portion of the sales charge may be retained by the Distributor and allocated to your dealer. The current sales charge rates and commissions paid to dealers and brokers are as follows:

                                                                       Front-End
                                             Front-End                 Sales Charge
                                             Sales Charge              as                        Commission
                                             as                        Approximate               as
                                             Percentage                Percentage                Percentage
                                             of Offering               of Amount                 of Offering
Amount of Purchase                           Price                     Invested                  Price
-------------------------------------------------------------------------
Less than $50,000                            4.75%                     4.98%                     4.00%
-------------------------------------------------------------------------
$50,000 or more
but less than
$100,000                                     4.50%                     4.71%                     4.00%
-------------------------------------------------------------------------
$100,000 or more
but less than
$250,000                                     3.50%                     3.63%                     3.00%
-------------------------------------------------------------------------
$250,000 or more
but less than
$500,000                                     2.50%                     2.56%                     2.25%
-------------------------------------------------------------------------
$500,000 or more
but less than
$1 million                                   2.00%                     2.04%                     1.80%

         The Distributor reserves the right to reallow the entire commission to dealers. If that occurs, the dealer may be considered an "underwriter" under Federal securities laws.

         -- Class A Contingent Deferred Sales Charge. There is no initial sales charge on purchases of Class A shares of any one or more Oppenheimer funds aggregating $1 million or more.

         Shares of any of the Oppenheimer funds that offers only one class of shares that has no class designation are considered "Class A shares" for this purpose). The Distributor pays dealers of record commissions on those purchases in an amount equal to the sum of 1.0% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of purchases over $5 million. That commission will be paid only on the amount of those purchases in excess of $1 million that were not previously subject to a front-end sales charge and dealer commission.

         If you redeem any of those shares within 18 months of the end of the calendar month of their purchase, a contingent deferred sales charge
(called the "Class A contingent deferred sales charge") may be deducted from the redemption proceeds. That sales charge will be equal to 1.0% of the aggregate net asset value of either (1) the redeemed shares (not including shares purchased by reinvestment of dividends or capital gain distributions) or (2) the original cost of the shares, whichever is less. However, the Class A contingent deferred sales charge will not exceed the aggregate amount of the commissions the Distributor paid to your dealer on all Class A shares of all Oppenheimer funds you purchased subject to the Class A contingent deferred sales charge.

         In determining whether a contingent deferred sales charge is payable, the Fund will first redeem shares that are not subject to the sales charge, including shares purchased by reinvestment of dividends and capital gains, and then will redeem other shares in the order that you purchased them. The Class A contingent deferred sales charge is waived in certain cases described in "Waivers of Class A Sales Charges" below.

         No Class A contingent deferred sales charge is charged on exchanges of shares under the Fund's exchange privilege (described below). However, if the shares acquired by exchange are redeemed within 18 months of the end of the calendar month of the purchase of the exchanged shares, the sales charge will apply.

          Special Arrangements With Dealers. The Distributor may advance up to 13 months' commissions to dealers that have established special arrangements with the Distributor for Asset Builder Plans for their clients.

Reduced Sales Charges for Class A Share Purchases. You may be eligible to buy Class A shares at reduced sales charge rates in one or more of the following ways:

         -- Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together Class A and Class B shares you purchase for your individual accounts, or jointly, or on behalf of your children who are minors for trust or custodial accounts. A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts.

         Additionally, you can add together current purchases of Class A and Class B shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares. You can also include Class A and Class B shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds. The value of those shares will be based on the greater of the amount you paid for the shares or their current value (at offering price). The Oppenheimer funds are listed in "Reduced Sales Charges" in the Statement of Additional Information, or a list can be obtained from the Distributor. The reduced sales charge will apply only to current purchases and must be requested when you buy your shares.

         -- Letter of Intent. Under a Letter of Intent, if you purchase Class A Shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that
applies to your purchases of Class A shares.   The total amount of your
intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. This can include purchases made up to 90 days before the date of the Letter. More information is contained in the Application and in "Reduced Sales Charges" in the Statement of Additional Information.

         -- Waivers of Class A Sales Charges. The Class A sales charges are not imposed in the circumstances described below. There is an explanation of this policy in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchases. Class A shares purchased by the following investors are not subject to any Class A sales charges:

         -- the Manager or its affiliates;

         -- present or former officers, directors, trustees and employees (and their "immediate families" as defined in "Reduced Sales Charges" in the Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees;

         -- registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose;

         -- dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees;

         -- employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and are identified to the Distributor) or with the Distributor; the purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser's own account (or for the benefit of such employee's spouse or minor children); or

         -- dealers, brokers or registered investment advisers that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients (those clients may be charged a transaction fee by their dealer, broker or adviser for the purchase or sale of Fund shares).

         Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions. Class A shares issued or purchased in the following transactions are not subject to Class A sales charges:

         -- shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party;

         -- shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor; or

         -- shares purchased and paid for with the proceeds of shares redeemed in the past 12 months from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid (this waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner); this waiver must be requested when the purchase order is placed for your shares of the Fund, and the Distributor may require evidence of your qualification for this waiver.

         Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases:

         -- to make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the original account value;

         -- involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (see "Shareholder Account Rules and Policies," below); or adopted by the Board of Directors; or

         -- if, at the time of a purchase an order is placed for Class A shares that would otherwise be subject to the Class A contingent deferred sales charge, the dealer agrees in writing to accept the dealer's portion of the commission that will be payable on the sale in installments of 1/18th of the commission per month (and no further commission payable if the shares are redeemed within 18 months of purchase).

Buying Class B Shares. Class B shares are sold at net asset value per share without an initial sales charge. However, if Class B shares are redeemed within 6 years of their purchase, a contingent deferred sales charge will be deducted from the redemption proceeds. That sales charge will not apply to shares purchased by the reinvestment of dividends or capital gains distributions. The charge will be assessed on the lesser of the net asset value of the shares at the time of redemption or the original purchase price. The contingent deferred sales charge is not imposed on the amount of your account value represented by the increase in net asset value over the initial purchase price (including increases due to the reinvestment of dividends and capital gains distributions). The Class B contingent deferred sales charge is paid to the Distributor to reimburse its expenses of providing distribution-related services to the Fund in connection with the sale of Class B shares.

         To determine whether the contingent deferred sales charge applies to a redemption, the Fund redeems shares in the following order: (1) shares acquired by reinvestment of dividends and capital gains distributions, (2) shares held for over 6 years, and (3) shares held the longest during the 6-year period. The contingent deferred sales charge is not imposed in the circumstances described in "Waivers of Class B Sales Charge," below.

         The amount of the contingent deferred sales charge will depend on the number of years since you invested and the dollar amount being redeemed, according to the following schedule:


Years Since Beginning                                   Contingent Deferred Sales Charge
of Month in which                                       On Redemptions in That Year
Purchase Order Was Made                                 (As % of Amount Subject to Charge)
------------------------------------------------------------------
0-1                                                     5.0%
------------------------------------------------------------------
1-2                                                     4.0%
------------------------------------------------------------------
2-3                                                     3.0%
------------------------------------------------------------------
3-4                                                     3.0%
------------------------------------------------------------------
4-5                                                     2.0%
------------------------------------------------------------------
5-6                                                     1.0%
------------------------------------------------------------------
6 and following                                         None

         In the table, a "year" is a 12-month period. All purchases are considered to have been made on the first regular business day of the month in which the purchase was made.

         -- Waivers of Class B Sales Charge. The Class B contingent deferred sales charges will not be applied to shares purchased in certain types of transactions nor will it apply to Class B shares redeemed in certain circumstances, as described below. The reasons for this policy are in "Reduced Sales Charges" in the Statement of Additional Information.

         Waivers for Redemptions of Shares in Certain Cases. The Class B contingent deferred sales charges will be waived for redemptions of shares in the following cases:

         -- following the death or disability of the last surviving shareholder (the disability must have occurred after the account was established and you must provide evidence of a determination of disability by the Social Security Administration);

         -- shares redeemed involuntarily, as described in "Shareholder Account Rules and Policies," below

         -- shares sold to the Manager or its affiliates;

         -- shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose; or

         -- shares issued in plans of reorganization to which the Fund is a party

         -- Automatic Conversion of Class B Shares. 72 months after you purchase Class B shares, those shares will automatically convert to Class A shares. This conversion feature relieves Class B shareholders of the asset-based sales charge that applies to Class B shares under the Class
B Distribution and Service Plan, described below. The conversion is based on the relative net asset value of the two classes, and no sales load or other charge is imposed. When Class B shares convert, any other Class B shares that were acquired by the reinvestment of dividends and distributions on the converted shares will also convert to Class A shares. The conversion feature is subject to the continued availability of a tax ruling described in "Alternative Sales Arrangements - Class A and Class
B Shares" in the Statement of Additional Information.

         -- Distribution and Service Plan for Class B Shares. The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse the Distributor for its services and costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays the Distributor an annual "asset-based sales charge" of 0.75% per year on Class B shares that are outstanding for 6 years or less. The Distributor also receives a service fee of 0.25% per year. Both fees are computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. The asset-based sales charge allows investors to buy Class B shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell Class B shares.

         The Distributor uses the service fee to compensate dealers for providing personal services for accounts that hold Class B shares. Services to be provided include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund's investment plans available and providing other services at the request of the Fund or the Distributor. The asset-based sales charge and service fees increase Class B expenses by up to 1.00% of average net assets per year.

         The Distributor pays the 0.25% service fee to dealers in advance for the first year after Class B shares have been sold by the dealer. After the shares have been held for a year, the Distributor pays the service fee on a quarterly basis. The Distributor pays sales commissions of 3.75% of the purchase price to dealers from its own resources at the time of sale.
The Distributor retains the asset-based sales charge to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing and other distribution costs.

         Because the Distributor's actual expenses in selling Class B shares may be more than the payments it receives from contingent deferred sales charges collected on redeemed shares and from the Fund under the Distribution and Service Plan for Class B shares, those expenses may be carried over and paid in future years. If the Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to the Distributor for certain expenses it incurred before the Plan was terminated.

Special Investor Services

AccountLink. OppenheimerFunds AccountLink links your Fund account to your account at your bank or other financial institution to enable you to send money electronically between those accounts to perform a number of types of account transactions. These include purchases of shares by telephone (either through a service representative or by PhoneLink, described below), automatic investments under Asset Builder Plans, and sending dividends and distributions or Automatic Withdrawal Plan payments directly to your bank account. Please refer to the Application for details or call the Transfer Agent for more information.

         AccountLink privileges should be requested on the Application you use to buy shares, or on your dealer's settlement instructions if you buy your shares through your dealer. After your account is established, you can request AccountLink privileges by sending signature-guaranteed instructions to the Transfer Agent. AccountLink privileges will apply to each shareholder listed in the registration on your account as well as to your dealer representative of record unless and until the Transfer Agent receives written instructions terminating or changing those privileges.
After you establish AccountLink for your account, any change of bank account information must be made by signature-guaranteed instructions to the Transfer Agent signed by all shareholders who own the account.

          Using AccountLink to Buy Shares. Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $250,000 through a telephone representative, call the Distributor at 1-800-852-8457. The purchase payment will be debited from your bank account.

          PhoneLink. PhoneLink is the OppenheimerFunds automated telephone system that enables shareholders to perform a number of account transactions automatically using a touch-tone phone. PhoneLink may be used on already-established Fund accounts after you obtain a Personal Identification Number (PIN), by calling the special PhoneLink number: 1-800-533-3310.

         -- Purchasing Shares. You may purchase shares in amounts up to $100,000 by phone, by calling 1-800-533-3310. You must have established AccountLink privileges to link your bank account with the Fund, to pay for these purchases.

         -- Exchanging Shares. With the OppenheimerFunds Exchange Privilege, described below, you can exchange shares automatically by phone from your Fund account to another Oppenheimer funds account you have already established by calling the special PhoneLink number. Please refer to "How to Exchange Shares," below, for details.

         -- Selling Shares. You can redeem shares by telephone automatically by calling the PhoneLink number and the Fund will send the proceeds directly to your AccountLink bank account. Please refer to "How to Sell Shares," below, for details.

Automatic Withdrawal and Exchange Plans. The Fund has several plans that enable you to sell shares automatically or exchange them to another Oppenheimer funds account on a regular basis:

          Automatic Withdrawal Plans. If your Fund account is worth $5,000 or more, you can establish an Automatic Withdrawal Plan to receive payments of at least $50 on a monthly, quarterly, semi-annual or annual basis. The checks may be sent to you or sent automatically to your bank account on AccountLink. You may even set up certain types of withdrawals of up to $1,500 per month by telephone. You should consult the Application and Statement of Additional Information for more details.

          Automatic Exchange Plans. You can authorize the Transfer Agent to exchange an amount you establish in advance automatically for shares of up to five other Oppenheimer funds on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum purchase for each Oppenheimer funds account is $25. These exchanges are subject to the terms of the Exchange Privilege, described below.

Reinvestment Privilege. If you redeem some or all of your Class A or Class B shares of the Fund, you have up to 6 months to reinvest all or part of the redemption proceeds in Class A shares of the Fund or other Oppenheimer funds without paying a sales charge. This privilege applies to Class A shares that you purchased subject to an initial sales charge and to Class A or Class B shares on which you paid a contingent deferred sales charge when you redeemed them. You must be sure to ask the Distributor for this privilege when you send your payment. Please consult the Statement of Additional Information for more details.

How to Sell Shares

         You can arrange to take money out of your account by selling (redeeming) some or all of your shares on any regular business day. Your shares will be sold at the next net asset value calculated after your order is received and accepted by the Transfer Agent. The Fund offers you a number of ways to sell your shares: in writing, by using the Fund's checkwriting privilege or by telephone. You can also set up Automatic Withdrawal Plans to redeem shares on a regular basis, as described above. If you have questions about any of these procedures, and especially if you are redeeming shares in a special situation, such as due to the death of the owner, please call the Transfer Agent first, at 1-800-525-7048, for assistance.

          Certain Requests Require a Signature Guarantee. To protect you and the Fund from fraud, certain redemption requests must be in writing and must include a signature guarantee in the following situations (there may be other situations also requiring a signature guarantee):

         -- You wish to redeem more than $50,000 worth of shares and receive a check
         -- The redemption check is not payable to all shareholders listed on the account statement
         -- The redemption check is not sent to the address of record on your account statement
         -- Shares are being transferred to a Fund account with a different owner or name
         -- Shares are redeemed by someone other than the owners (such as an Executor)

          Where Can I Have My Signature Guaranteed? The Transfer Agent will accept a guarantee of your signature by a number of financial institutions, including: a U.S. bank, trust company, credit union or savings association, or by a foreign bank that has a U.S. correspondent bank, or by a U.S. registered dealer or broker in securities, municipal securities or government securities, or by a U.S. national securities exchange, a registered securities association or a clearing agency. If you are signing on behalf of a corporation, partnership or other business or as a fiduciary, you must also include your title in the signature.

Selling Shares by Mail.  Write a "letter of instructions" that includes:

         -- Your name
         -- The Fund's name
         -- Your Fund account number (from your account statement)
         -- The dollar amount or number of shares to be redeemed
         -- Any special payment instructions
         -- Any share certificates for the shares you are selling
         -- The signatures of all registered owners exactly as the account is registered, and
         -- Any special requirements or documents requested by the Transfer Agent to assure proper authorization of the person asking to sell shares.

Use the following address for requests by mail:
   Oppenheimer Shareholder Services
   P.O. Box 5270, Denver, Colorado 80217

Send courier or Express Mail requests to:
   Oppenheimer Shareholders Services
   10200 E. Girard Avenue, Building D
   Denver, Colorado 80231

Selling Shares by Telephone. You and your dealer representative of record may also sell your shares by telephone. To receive the redemption price on a regular business day, your call must be received by the Transfer Agent by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. You may not redeem shares held under a share certificate by telephone.

         -- To redeem shares through a service representative, call 1-800-852-
8457
         -- To redeem shares automatically on PhoneLink, call 1-800-533-3310

         Whichever method you use, you may have a check sent to the address on the account statement, or, if you have linked your Fund account to your bank account on AccountLink, you may have the proceeds wired to that bank account.

          Telephone Redemptions Paid by Check. Up to $50,000 may be redeemed by telephone, in any 7-day period. The check must be payable to all owners of record of the shares and must be sent to the address on the account statement. This service is not available within 30 days of changing the address on an account.

          Telephone Redemptions Through AccountLink or Wire. There are no dollar limits on telephone redemption proceeds sent to a bank account designated when you establish AccountLink. Normally the ACH transfer to your bank is initiated on the business day after the redemption. You do not receive dividends on the proceeds of the shares you redeemed while they are waiting to be transferred.

         Shareholders may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank account. The bank must be a member of the Federal Reserve wire system. There is a $10 fee for each Federal Funds wire. To place a wire redemption request, call the Transfer Agent at 1-800-852-8457. The wire will normally be transmitted on the next bank business day after the shares are redeemed. There is a possibility that the wire may be delayed up to seven days to enable the Fund to sell securities to pay the redemption proceeds. No dividends are accrued or paid on the proceeds of shares that have been redeemed and are awaiting transmittal by wire. To establish wire redemption privileges on an account that is already established, please contact the Transfer Agent for instructions.

Selling Shares Through Your Dealer. The Distributor has made arrangements to repurchase Fund shares from dealers and brokers on behalf of their customers. Brokers or dealers may charge for that service. Please refer to "Special Arrangements for Repurchase of Shares from Dealers and Brokers" in the Statement of Additional Information for more details.

Checkwriting. To be able to write checks against your Fund account, you may request that privilege on your account Application or you can contact the Transfer Agent for signature cards, which must be signed (with a signature guarantee) by all owners of the account and returned to the Transfer Agent so that checks can be sent to you to use. Shareholders with joint accounts can elect in writing to have checks paid over the signature of one owner. If you previously signed a signature card to establish checkwriting in another Oppenheimer fund, simply call 1-800-525-7048 to request checkwriting for an account in this Fund with the same registration as the previous checkwriting account.

         -- Checks can be written to the order of whomever you wish, but may not be cashed at the Fund's bank or custodian.

         -- Checkwriting privileges are not available for accounts holding Class B shares, or Class A shares that are subject to a contingent deferred sales charge.

         -- Checks must be written for at least $100.

         -- Checks cannot be paid if they are written for more than your account value.

         Remember: your shares fluctuate in value and you should not write a check close to the total account value.

         -- You may not write a check that would require the Fund to redeem shares that were purchased by check or Asset Builder Plan payments within the prior 15 days.

         --  Don't use your checks if you changed your Fund account number.

How to Exchange Shares

         Shares of the Fund may be exchanged for shares of certain Oppenheimer funds at net asset value per share at the time of exchange, without sales charge. To exchange shares, you must meet several conditions:

         -- Shares of the fund selected for exchange must be available for sale in your state of residence

         -- The prospectuses of this Fund and the fund whose shares you want to buy must offer the exchange privilege

         -- You must hold the shares you buy when you establish your account for at least 7 days before you can exchange them; after the account is open 7 days, you can exchange shares every regular business day

         -- You must meet the minimum purchase requirements for the fund you purchase by exchange

         -- Before exchanging into a fund, you should obtain and read its prospectus

         Shares of a particular class may be exchanged only for shares of the same class in the other Oppenheimer funds. For example, you can exchange Class A shares of this Fund only for Class A shares of another fund. At present, Oppenheimer Money Market Fund, Inc., offers only one class of shares which are considered "Class A" shares for this purpose. In some cases, sales charges may be imposed on exchange transactions. Please refer to "How to Exchange Shares" in the Statement of Additional
Information for more details.

         Exchanges may be requested in writing or by telephone:

          Written Exchange Requests. Submit an OppenheimerFunds Exchange Request form, signed by all owners of the account. Send it to the Transfer Agent at the addresses listed in "How to Sell Shares."

          Telephone Exchange Requests. Telephone exchange requests may be made either by calling a service representative at 1-800-852-8457 or by using PhoneLink for automated exchanges by calling 1-800-533-3310. Telephone exchanges may be made only between accounts that are registered with the same name(s) and address. Shares held under certificates may not be exchanged by telephone.

         You can find a list of Oppenheimer funds currently available for exchanges in the Statement of Additional Information or obtain one by calling a service representative 1-800-525-7048. That list can change from time to time.

         There are certain exchange policies you should be aware of:

         -- Shares are normally redeemed from one fund and purchased from the other fund in the exchange transaction on the same regular business day on which the Transfer Agent receives an exchange request that is in proper form by the close of The New York Stock Exchange that day, which is normally 4:00 P.M. but may be earlier on some days. However, either fund may delay the purchase of shares of the fund you are exchanging into up to seven days if it determines it would be disadvantaged by a same-day transfer of the proceeds to buy shares. For example, the receipt of multiple exchange requests from a dealer in a "market-timing" strategy might require the sale of portfolio securities at a time or price disadvantageous to the Fund.

         -- Because excessive trading can hurt fund performance and harm shareholders, the Fund reserves the right to refuse any exchange request that will disadvantage it, or to refuse multiple exchange requests submitted by a shareholder or dealer.

         -- The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund will attempt to provide you notice whenever it is reasonably able to do so, it may impose these changes at any time.

         -- If the Transfer Agent cannot exchange all the shares you request because of a restriction cited above, only the shares eligible for exchange will be exchanged.

         -- For tax purposes, exchanges of shares involve a redemption of the shares of the fund you own and a purchase of the shares of the other fund, which may result in a capital gain or loss. For more information about taxes affecting exchanges, please refer to "How to Exchange Shares" in the Statement of Additional Information.

Shareholder Account Rules and Policies

          Net Asset Value Per Share is determined for each class of shares as of the close of The New York Stock Exchange on each day the Exchange is open by dividing the value of the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Corporation's Board of Directors has established procedures to value the Fund's securities to determine net asset value. In general, securities values are based on market value. There are special procedures for valuing illiquid and restricted securities and obligations for which market values cannot be readily obtained. These procedures are described more completely in the Statement of Additional Information.

          The offering of shares may be suspended during any period in which the determination of net asset value is suspended, and the offering may be suspended by the Board of Directors at any time the Board believes it is in the Fund's best interest to do so.

          Telephone Transaction Privileges for purchases, redemptions or exchanges may be modified, suspended or terminated by the Fund at any time. If an account has more than one owner, the Fund and the Transfer Agent may rely on the instructions of any one owner. Telephone privileges apply to each owner of the account and the dealer representative of record for the account unless and until the Transfer Agent receives cancellation instructions from an owner of the account.

          The Transfer Agent will record any telephone calls to verify data concerning transactions and has adopted other procedures to confirm that telephone instructions are genuine, by requiring callers to provide tax identification numbers and other account data or by using PINs, and by confirming such transactions in writing. If the Transfer Agent does not use reasonable procedures it may be liable for losses due to unauthorized transactions, but otherwise neither the Transfer Agent nor the Fund will be liable for losses or expenses arising out of telephone instructions reasonably believed to be genuine. If you are unable to reach the Transfer Agent during periods of unusual market activity, you may not be able to complete a telephone transaction and should consider placing your order by mail.

          Redemption or transfer requests will not be honored until the Transfer Agent receives all required documents in proper form. From time to time, the Transfer Agent in its discretion may waive certain of the requirements for redemptions stated in this Prospectus.

          Dealers that can perform account transactions for their clients by participating in NETWORKING through the National Securities Clearing Corporation are responsible for obtaining their clients' permission to perform those transactions and are responsible to their clients who are shareholders of the Fund if the dealer performs any transaction erroneously or improperly.

          The redemption price for shares will vary from day to day because the value of the securities in the Fund's portfolio fluctuates, and the redemption price, which is the net asset value per share, will normally be different for Class A and Class B shares. Therefore, the redemption value of your shares may be more or less than their original cost.

          Payment for redeemed shares is made ordinarily in cash and forwarded by check or through AccountLink (as elected by the shareholder under the redemption procedures described above) within seven (7) days after the Transfer Agent receives redemption instructions in proper form, except under unusual circumstances determined by the Securities and Exchange Commission delaying or suspending such payments. For accounts registered in the name of a broker-dealer, payment will be forwarded within three (3) business days. The Transfer Agent may delay forwarding a check or processing a payment via AccountLink for recently purchased shares, but only until the purchase payment has cleared. That delay may be as much as 10 days from the date the shares were purchased. That delay may be avoided if you purchase shares by certified check or arrange to have your bank provide telephone or written assurance to the Transfer Agent that your purchase payment has cleared.

          Involuntary redemptions of small accounts may be made by the Fund if the account value has fallen below $500 for reasons other than the fact that the market value of shares has dropped, and in some cases involuntary redemptions may be made to repay the Distributor for losses from the cancellation of share purchase orders.

          Under unusual circumstances, shares of the Fund may be redeemed "in kind", which means that the redemption proceeds will be paid with securities from the Fund's portfolio. Please refer to "How to Sell
Shares" in the Statement of Additional Information for more details.

          "Backup Withholding" of Federal income tax may be applied at the rate of 31% from taxable dividends, distributions and redemption proceeds (including exchanges) if you fail to furnish the Fund a certified Social Security or Employer Identification Number when you sign your application, or if you violate Internal Revenue Service regulations on tax reporting of income.

          The Fund does not charge a redemption fee, but if your dealer or broker handles your redemption, they may charge a fee. That fee can be avoided by redeeming your Fund shares directly through the Transfer Agent. Under the circumstances described in "How To Buy Shares," you may be subject to a contingent deferred sales charges when redeeming certain Class A and Class B shares.

          To avoid sending duplicate copies of materials to households, the Fund will mail only one copy of each annual and semi-annual report to shareholders having the same last name and address on the Fund's records. However, each shareholder may call the Transfer Agent at 1-800-525-7048 to ask that copies of those materials be sent personally to that shareholder.

Dividends, Capital Gains and Taxes

Dividends. The Fund declares dividends separately for Class A and Class
B shares from net tax-exempt income and/or net investment income each regular business day and pays those dividends to shareholders monthly on a date selected by the Board of Directors. Daily dividends will not be declared or paid on newly purchased shares until Federal Funds (funds credited to a member bank's account at the Federal Reserve Bank) are available from the purchase payment for such shares. The amount of dividends and distributions may vary from time to time, depending upon market conditions, the composition of the Fund's portfolio, and expenses borne by that class. It is expected that distributions paid with respect to Class A shares will generally be higher than for Class B shares because expenses allocable to Class B shares will generally be higher. During the Fund's fiscal year ended June 30, 1995, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. The Board of Directors may change the level of dividends at any time without notice to shareholders.

Capital Gains. Although the Fund does not seek capital gains, the Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains in December each year. The Fund may make supplemental distributions of dividends and capital gains following the end of its fiscal year (which ends June 30th). Long-term capital gains will be separately identified in the tax information the Fund sends you after the end of the calendar year. Short-term capital gains are treated as taxable dividends for tax purposes. There can be no assurance that the Fund will pay any capital gains distributions in a particular year.

Distribution Options. When you open your account, specify on your application how you want to receive your distributions. You have four options:

          Reinvest All Distributions in the Fund. You can elect to reinvest all dividends and long-term capital gains distributions in additional shares of the Fund.
          Reinvest Long-Term Capital Gains Only. You can elect to reinvest long-term capital gains in the Fund while receiving dividends by check or sent to your bank account on AccountLink.
          Receive All Distributions in Cash. You can elect to receive a check for all dividends and long-term capital gains distributions or have them sent to your bank on AccountLink.
          Reinvest Your Distributions in Another Oppenheimer Funds Account. You can reinvest all distributions in another Oppenheimer funds account you have established.

Taxes. Long-term capital gains are taxable as long-term capital gains when distributed to shareholders. It does not matter how long you held your shares. Dividends paid from short-term capital gains are taxable as ordinary income. Dividends paid from net investment income earned by the Fund on Municipal Securities will be excludable from your gross income for Federal income tax purposes. A portion of the dividends paid by the Fund may be an item of tax preference if you are subject to alternative minimum tax. Distributions are subject to federal income tax and may be subject to state or local taxes. Whether you reinvest your distributions in additional shares or take them in cash, the tax treatment is the same. Every year the Fund will send you and the IRS a statement showing the amount of any taxable distribution you received in the previous year as well as the amount of your tax-exempt income.

          "Buying a Dividend": When a fund goes ex-dividend, its share price is reduced by the amount of the distribution. If you buy shares on or just before the ex-dividend date, or just before the Fund declares a capital gains distribution, you will pay the full price for the shares and then receive a portion of the price back as a taxable dividend or a taxable capital gain.

          Taxes on Transactions: Even though the Fund seeks tax-exempt income for distribution to shareholders, you may have a capital gain or loss when you sell or exchange your shares. A capital gain or loss is the difference between the price you paid for the shares and the price you received when you sold them. Any capital gain is subject to capital gains tax.

          Returns of Capital: In certain cases, distributions made by the Fund may be considered a non-taxable return of capital to shareholders. If that occurs, it will be identified in notices to shareholders.

         This information is only a summary of certain federal tax information about your investment. More information is contained in the Statement of Additional Information, and in addition you should consult with your tax adviser about the effect of an investment in the Fund on your particular tax situation.

                                     APPENDIX TO PROSPECTUS OF
                        OPPENHEIMER MAIN STREET CALIFORNIA TAX-EXEMPT FUND



         Graphic material included in Prospectus of Oppenheimer Main Street California Tax-Exempt Fund: "Comparison of Total Return of Oppenheimer
Main Street California Tax-Exempt Fund and the Lehman Brothers Municipal Bond Index - Change in Value of a $10,000 Hypothetical Investment"

         A linear graph will be included in the Prospectus of Oppenheimer Main Street California Tax-Exempt Fund (the "Fund") depicting the initial account value and subsequent account value of a hypothetical $10,000 investment in the Fund. In the case of the Fund's class A shares, that graph will cover the period from the commencement of the Fund's operations (5/18/90) through 6/30/95 and in the case of the Fund's Class B shares will cover the period from the inception of the class (October 29, 1993) through June 30, 1995. The graph will compare such values with hypothetical $10,000 investments over the same time periods in the Lehman Brothers Municipal Bond Index. Set forth below are the relevant data points that will appear on the linear graph. Additional information with respect to the foregoing, including a description of the Lehman Brothers Municipal Bond Index, is set forth in the Prospectus under "Fund
Information - Management's Discussion of Performance."


Fiscal Year                       Oppenheimer Main Street                                       Lehman Brothers
(Period) Ended                    California Tax-Exempt Fund A                                  Municipal Bond Index
5/18/90                           $ 9,525                                                       $10,000
6/30/90                           $ 9,683                                                       $10,088
6/30/91                           $10,446                                                       $10,997
6/30/92                           $11,615                                                       $12,291
6/30/93                           $13,080                                                       $13,761
6/30/94                           $13,037                                                       $13,785
6/30/95                           $14,182                                                       $15,002

Fiscal                            Oppenheimer Main Street                                       Lehman Brothers
Period Ended                      California Tax-Exempt Fund B                                  Municipal Bond Index

10/29/93                          $10,000                                                       $10,000
06/30/94                          $ 8,985                                                       $ 9,673
06/30/95                          $ 9,831                                                       $10,527

Oppenheimer Main Street California Tax-Exempt Fund
3410 South Galena Street
Denver, Colorado 80231
1-800-525-7048

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202

No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by the Corporation, Oppenheimer Management Corporation, Oppenheimer Funds Distributor, Inc., or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

PR725726.1195 *Printed on recycled paper

Oppenheimer Main Street California Tax-Exempt Fund
3410 South Galena Street,  Denver, Colorado 80231
1-800-525-7048

Statement of Additional Information dated November 1, 1995

         This Statement of Additional Information of Oppenheimer Main Street California Tax-Exempt Fund is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated November 1, 1995. It should be read together with the Prospectus which may be obtained by writing to the Fund's Transfer Agent, Oppenheimer Shareholder Services, at P.O. Box 5270, Denver, Colorado 80217 or by calling the Transfer Agent at the toll-free number shown above.

Contents
                                                             Page

About the Fund
Investment Objective and Policies                            2
     Investment Policies and Strategies                      2
     Other Investment Techniques and Strategies              8
     Other Investment Restrictions                          16
How the Fund is Managed                                     18
     Organization and History                               18
     Directors and Officers of the Corporation              19
     The Manager and Its Affiliates                         22
Brokerage Policies of the Fund                              24
Performance of the Fund                                     25
Distribution and Service Plan                               29
About Your Account
How To Buy Shares                                           31
How To Sell Shares                                          37
How To Exchange Shares                                      40
Dividends, Capital Gains and Taxes                          42
Additional Information About the Fund                       45
Financial Information About the Fund
Independent Auditors' Report                                46
Financial Statements                                        47
Appendix A: Description of Ratings                         A-1
Appendix B: Tax Equivalent Yield Table                     B-1
Appendix C: Industry Classifications                       C-1

ABOUT THE FUND

Investment Objective and Policies

Investment Policies and Strategies. The investment objective and policies of the Fund are discussed in the Prospectus. Set forth below is supplemental information about those policies and the types of securities in which the Fund invests, as well as the strategies the Fund may use to try to achieve its objective. Capitalized terms used in this Statement of Additional Information have the same meaning as those terms have in the Prospectus.

Municipal Securities. There are variations in Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. The yields of Municipal Securities depend on, among other things, general conditions of the Municipal Securities market, size of a particular offering, the maturity of the obligation and rating of the issue. The market value of Municipal Securities will vary as a result of changing evaluations of the ability of their issuers to meet interest and principal payments, as well as changes in the interest rates payable on new issues of Municipal Securities.

          Municipal Bonds. The principal classifications of long-term municipal bonds in which the Fund may invest are "general obligation," "revenue" and "industrial development" bonds. In California, municipal bonds may also be funded by property taxes in specially created districts (Mello-Roos or Special Assessment Bonds), tax allocations based on increased property tax assessments over a specified period (frequently for redevelopment projects) or specified redevelopment area sales allocations.

         -- General Obligation Bonds. Issuers of general obligation bonds include states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind general obligation bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

         -- Revenue Bonds. The principal security for a revenue bond is generally the net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including: electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Although the principal security behind these bonds may vary, many provide additional security in the form of a debt service reserve fund whose money may be used to make principal and interest payments on the issuer's obligations. Housing finance authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

         -- Industrial Development Bonds. Industrial development bonds, which are considered municipal bonds if the interest paid is exempt from federal income tax, are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing, sports, and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports, and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

         -- Advance Refunding. The refinancing of outstanding bonds by the issuance of a new issue of bonds prior to the date on which the outstanding bonds become due or are callable is known as advance refunding. Accordingly, for a period of time, both the issue being refunded and the refunding issue are outstanding. Bonds are "escrowed to maturity" when the proceeds of the refunding bonds are deposited in escrow for investment in federal securities in an amount sufficient to pay, when due, the principal of and interest on the issue being refunded. Bonds are considered "pre-refunded" when the refunding bond proceeds are escrowed only until the call date of the refunded issue.

         -- Mello-Roos Bonds. Bonds issued pursuant to the California Mello-Roos Community Facilities Act ("Mello-Roos bonds") are used to finance infrastructure projects (such as roads or sewage treatment plants) and are primarily secured by real estate taxes levied on property located in the same community as that project. Mello-Roos bond financing arose in response to limitations contained in California's statutory limitations on real property taxes (see "Special Investment Considerations --
California Municipal Securities" below), and do not constitute obligations of a municipality. Timely payment of such bonds depends on the developer or other property owners' ability to pay their real estate taxes, which could be adversely affected by a declining economy and/or real estate market.

          Municipal Notes. Municipal Securities having a maturity when issued of less than one year are generally known as municipal notes. Municipal notes generally are used to provide for short-term working capital needs and include:

         -- Tax Anticipation Notes. Tax anticipation notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenue, such as income, sales, use or business taxes, and are payable from these specific future taxes.

         -- Revenue Anticipation Notes. Revenue anticipation notes are issued in expectation of receipt of other types of revenue, such as federal revenues available under the Federal revenue sharing programs.

         -- Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

         -- Construction Loan Notes. Construction loan notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration.

          Tax-Exempt Commercial Paper. Tax-exempt commercial paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by state and local governments or their agencies to finance seasonal working capital needs or as short-term financing in anticipation of longer-term financing.

          Floating Rate/Variable Rate Obligations. The Fund may invest in instruments with floating or variable interest rates. The interest rate on a floating rate obligation is based on a stated prevailing market rate, such as a bank's prime rate, the 91-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, or some other standard. The rate on the investment is adjusted automatically each time the market rate is adjusted. The interest rate on a variable rate obligation is also based on a stated prevailing market rate but is adjusted automatically at a specified interval of not less than one year. Some variable rate or floating rate obligations in which the Fund may invest have a demand feature entitling the holder to demand payment of an amount approximately equal to the amortized cost of the instrument or the principal amount of the instrument plus accrued interest at any time, or at specified intervals not exceeding one year. These notes may or may not be backed by bank letters of credit.

         Variable rate demand notes may include master demand notes, which are obligations that permit the Fund to invest fluctuating amounts in a note.
The amount may change daily without penalty, pursuant to direct arrangements between the Fund, as the note purchaser, and the issuer of the note. The interest rates on these notes fluctuate from time to time.
The issuer of this type of obligation normally has a corresponding right in its discretion, after a given period, to prepay the outstanding principal amount of the obligation plus accrued interest. The issuer must give a specified number of days' notice to the holders of those obligations. Generally, the changes in the interest rate on those securities reduce the fluctuation in their market value. As interest rates decrease or increase, the potential for capital appreciation or depreciation is less than that for fixed-rate obligations having the same maturity.

         Because these types of obligations are direct lending arrangements between the note purchaser and issuer of the note, these instruments generally will not be traded. Generally, there is no established secondary market for these types of obligations, although they are redeemable from the issuer at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the Fund's right to redeem them is dependent on the ability of the note issuer to pay principal and interest on demand. These types of obligations usually are not rated by credit rating agencies. The Fund may invest in obligations that are not rated only if the Manager determines at the time of investment that the obligations are of comparable quality to the other obligations in which the Fund may invest. The Manager, on behalf of the Fund, will monitor the creditworthiness of the issuers of the floating and variable rate obligations in the Fund's portfolio on an ongoing basis.

         -- Inverse Floaters and Other Derivative Investments. Some inverse floaters have a feature known as an interest rate "cap" as part of the terms of the investment. Investing in inverse floaters that have interest rate caps might be part of a portfolio strategy to try to maintain a high current yield for the Fund when the Fund has invested in inverse floaters that expose the Fund to the risk of short-term interest rate fluctuation. Embedded caps hedge a portion of the Fund's exposure to rising interest rates. When interest rates exceed the pre-determined rate, the cap generates additional cash flows that offset the decline in interest rates on the inverse floater, and the hedge is successful. However, the Fund bears the risk that if interest rates do not rise above the pre-determined rate, the cap (which is purchased for additional cost) will not provide additional cash flows and will expire worthless.

         -- Municipal Lease Obligations. From time to time the Fund may invest more than 5% of its net assets in municipal lease obligations, generally through the acquisition of certificates of participation, that the Manager has determined to be liquid under guidelines set by the Board of Directors. Those guidelines require the Manager to evaluate: (1) the frequency of trades and price quotations for such securities; (2) the number of dealers or other potential buyers willing to purchase or sell such securities; (3) the availability of market-makers; and (4) the nature of the trades for such securities. The Manager will also evaluate the likelihood of a continuing market for such securities throughout the time they are held by the Fund and the credit quality of the instrument. Municipal leases may take the form of a lease or an installment purchase contract issued by a state or local government authority to obtain funds to acquire a wide variety of equipment and facilities. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation.
However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may be applicable to Municipal Securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources; such revenue may be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of the State of California or any of its political subdivisions.

         In addition to the risk of "non-appropriation," municipal lease securities do not yet have a highly developed market to provide the degree of liquidity of conventional municipal bonds. Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely affected in general economic downturns and as relative governmental cost burdens are reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Fund, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of the Fund.

          Private Activity Municipal Securities. The Tax Reform Act of 1986 (the "Tax Reform Act") reorganized, as well as amended, the rules governing tax exemption for interest on Municipal Securities. The Tax Reform Act generally does not change the tax treatment of bonds issued to finance governmental operations. Thus, interest on obligations issued by or on behalf of state or local governments, the proceeds of which are used to finance the operations of such governments (e.g., general obligation bonds) continues to be tax-exempt. However, the Tax Reform Act further limited the use of tax-exempt bonds for non-governmental (private) purposes. More stringent restrictions were placed on the use of proceeds of such bonds. Interest on certain private activity bonds (other than those specified as "qualified" tax-exempt private activity bonds, e.g., exempt facility bonds including certain industrial development bonds, qualified mortgage bonds, qualified Section 501(c)(3) bonds, qualified student loan bonds, etc.) is taxable under the revised rules.

         Interest on certain private activity bonds issued after August 7, 1986, which continues to be tax-exempt will be treated as a tax preference item subject to the alternative minimum tax (discussed below) to which certain taxpayers are subject. Furthermore, a private activity bond which would otherwise be a qualified tax-exempt private activity bond will not, under Internal Revenue Code Section 147(a), be a qualified bond for any period during which it is held by a person who is a "substantial user" of the facilities or by a "related person" of such a substantial user. This "substantial user" provision is applicable primarily to exempt facility bonds, including industrial development bonds. The Fund may not be an appropriate investment for entities which are "substantial users" (or persons related thereto) of such exempt facilities, and such persons should consult their own tax advisers before purchasing shares. A "substantial user" of such facilities is defined generally as a "non-exempt person who regularly uses part of a facility" financed from the proceeds of exempt facility bonds. Generally, an individual will not be a "related person" under the Internal Revenue Code unless such investor or the investor's immediate family (spouse, brothers, sisters and immediate descendants) own directly or indirectly in the aggregate more than 50% in value of the equity of a corporation or partnership which is a "substantial user" of a facility financed from the proceeds of exempt facility bonds. In addition, limitations as to the amount of private activity bonds which each state may issue were revised downward, which will reduce the supply of such bonds. The value of the Fund's portfolio could be affected if there is a reduction in the availability of such bonds. That value may also be affected by a 1988 U.S. Supreme Court decision upholding the constitutionality of the imposition of a Federal tax on the interest earned on Municipal Securities issued in bearer form.

         A Municipal Security is treated as a taxable private activity bond under a test for: (a) a trade or business use and security interest, or
(b) a private loan restriction. Under the trade or business use and security interest test, an obligation is a private activity bond if: (i) more than 10% of bond proceeds are used for private business purposes and
(ii) 10% or more of the payment of principal or interest on the issue is directly or indirectly derived from such private use or is secured by the privately used property or the payments related to the use of the property. For certain types of uses, a 5% threshold is substituted for this 10% threshold. (The term "private business use" means any direct or indirect use in a trade or business carried on by an individual or entity other than a state or municipal governmental unit.) Under the private loan restriction, the amount of bond proceeds which may be used to make private loans is limited to the lesser of 5% or $5.0 million of the proceeds. Thus, certain issues of Municipal Securities could lose their tax-exempt status retroactively if the issuer fails to meet certain requirements as to the expenditure of the proceeds of that issue or use of the bond-financed facility. The Fund makes no independent investigation of the issuers of such bonds or their use of proceeds.
Should the Fund hold a bond that loses its tax-exempt status retroactively, there might be an adjustment to the tax-exempt income previously paid to shareholders.

         The Federal alternative minimum tax is designed to ensure that all taxpayers pay some tax, even if their regular tax is zero. This is accomplished in part by including in taxable income certain tax preference items in arriving at alternative minimum taxable income. The Tax Reform Act, which makes tax-exempt interest from certain private activity bonds a tax preference item for purposes of the alternative minimum tax, specifically states that any exempt-interest dividend paid by a regulated investment company will be treated as interest on a specific private activity bond to the extent of its proportionate share of the interest on such bonds received by the regulated investment company. The Treasury is authorized to issue regulations implementing this provision. The Fund may hold Municipal Securities the interest on which (and thus a proportionate share of the exempt-interest dividends paid by the Fund) will be subject to the Federal alternative minimum tax. In addition, corporate taxpayers subject to the alternative minimum tax may, under some circumstances, have to include exempt-interest dividends in calculating their alternative minimum taxable income in situations where the "adjusted current earnings" of the corporation exceeds its alternative minimum taxable income.

          Changes in Ratings. Subsequent to its purchase by the Fund, a Municipal Security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event requires the Fund to sell the security, but the Manager will consider such events in determining whether the Fund should continue to hold the security. To the extent that ratings given by Moody's, Standard & Poor's or Fitch change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the Fund's investment policies.

Special Investment Considerations - California Municipal Securities. As stated in the Prospectus, the values of the Fund's California Municipal Securities are highly sensitive to the fiscal stability of California and its subdivisions, agencies, instrumentalities or authorities, which issue the Municipal Securities in which the Trust concentrates its investments. Certain amendments to the California State constitution, legislative measures, executive orders, civil actions and voter initiatives in recent years that could adversely affect the ability of California issuers to pay interest and principal on Municipal Securities are described below. The following constitutes only a brief summary, and is based on information drawn from the relevant statutes and certain other publicly available information. The Fund has not independently verified such information.

         Changes in California constitutional and other laws during the last several years have caused concerns about the ability of California state and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as Proposition 13, which added Article XIIIA to the California Constitution. Article XIIIA limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. However, legislation passed subsequent to Proposition 13 provided for the redistribution of California's General
Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the state so as to help California municipal issuers raise revenue to pay their bond obligations. It is unknown whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted, such legislation will provide sufficient revenue for such California issuers to pay their obligations.

         The state is also subject to another constitutional amendment,
Article XIIIB, which may have an adverse impact on California state and municipal issuers. Article XIIIB restricts the state from spending certain appropriations in excess of an appropriations limit imposed for each state and local government entity. If revenues exceed such appropriations limit, such revenues must be returned either as revisions in the tax rates or fee schedules. In 1988, California voters approved an initiative known as Proposition 98, which in addition to amending
Article XIIIB, amended Article XVI to require a minimum level of funding for public schools and community colleges.

         Because of the uncertain impact of the aforementioned legislation, the possible inconsistencies in the respective terms of the statutes and the impossibility of predicting the level of future appropriations and applicability of related statutes to such questions, it is not currently possible to assess the impact of such legislation and policies on the long term ability of the State of California and California municipal issuers to pay interest or repay principal on their obligations.

         Although the national economic recovery is continuing at a strong pace, California is still experiencing the effects of a recession. Unemployment has remained above the national average since 1990.
Substantial contracting in California's defense related industries, overbuilding in commercial real estate, and consolidation and decline in the state's financial services industry will likely produce slower overall growth in 1995 and 1996.

         These economic difficulties have exacerbated the budget imbalance which has been evident since 1985-86, during which time the State has recorded General Fund operating deficits in several fiscal years. Many of these problems have been attributable to a great population increase which has increased demand for educational and social services at a pace far greater than the growth in revenues.

         By June 1995 the state's General Fund had an accumulated deficit, on a budgeted basis, of approximately $1 billion. On August 3, 1995, the Governor signed into law a new $57.5 billion budget, which, among other things, reduces welfare payments and increases education spending from the previous fiscal year. The budget forecasts levels of revenues and expenditures which are expected to result in an operating surplus in the 1995-96 fiscal year, and to lead to the elimination of the budget deficit by June 30, 1996.

         Because of the State of California's continuing budget problems, the state's General Obligation bonds were downgraded in July 1994 from Aa to A1 by Moody's, from A+ to A by Standard & Poor's and from AA to A by
Fitch. All three rating agencies expressed uncertainty in the state's ability to balance its budget by 1996.

         On December 6, 1994, Orange County (California) became the largest municipality in the United States to file for protection under the Federal bankruptcy laws. The filing stemmed from approximately $1.7 billion in losses suffered by the County's investment pool due to investments in high risk "derivative" securities. In September 1995 the state legislature approved legislation permitting Orange County to use for bankruptcy recovery $820 million over 20 years in sales taxes previously earmarked for highways, transit and development. Such legislation also permits the Governor to appoint a trustee to take over Orange County's financial affairs if the county does not have a full recovery plan filed with the Bankruptcy Court by May 1996.

         Los Angeles County, the nation's largest county, is also experiencing financial difficulty. In August 1995 the credit rating of the county's long-term bonds was downgraded for the third time since 1992 as a result of, among other things, severe operating deficits for the county's health care system. In September 1995, federal and state aid to Los Angeles
County totalling $514 million was pledged, providing a short-term solution to the county's budget problems.

Other Investment Techniques and Strategies

          When-Issued and Delayed Delivery Transactions. As stated in the Prospectus, the Fund may invest in securities on a "when-issued" or "delayed delivery" basis. Payment for and delivery of the securities generally settles within 45 days of the date the offer is accepted. The purchase price and yield are fixed at the time the buyer enters into the commitment. During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund from the investment. However, the Fund intends to be as fully invested as possible and will not invest in when-issued securities if its income or net asset value will be materially adversely affected. At the time the Fund makes the commitment to purchase a Municipal Security on a when-issued basis, it will record the transaction on its books and reflect the value of the security in determining its net asset value. It will also segregate cash or other high quality liquid Municipal Securities equal in value to the commitment for the when-issued securities. While when-issued securities may be sold prior to settlement date, the Fund intends to acquire the securities upon settlement unless a prior sale appears desirable for investment reasons. There is a risk that the yield available in the market when delivery occurs may be higher than the yield on the security acquired.

          Repurchase Agreements. The Fund may acquire securities subject to repurchase agreements for liquidity purposes to meet anticipated redemptions, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of purchases of portfolio securities.

         In a repurchase transaction, the Fund acquires a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-on future date. An "approved vendor" is a U.S. commercial bank or the U.S. branch of a foreign bank or a broker-dealer which has been designated a primary dealer in government securities, which must meet credit requirements set by the Corporation's Board of Directors from time to time. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. The majority of these transactions run from day to day, and delivery pursuant to the resale typically will occur within one to five days of the purchase. Repurchase agreements are considered "loans" under the Investment Company Act, collateralized by the underlying security. The Fund's repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. Additionally, the Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral's value.

          Illiquid and Restricted Securities. To enable the Fund to sell restricted securities not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registration of restricted securities may be negotiated by the Fund with the issuer at the time such securities are purchased by the Fund, if such registration is required before such securities may be sold publicly. When registration must be arranged because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the securities and the time the Fund would be permitted to sell them. The Fund would bear the risks of any downward price fluctuation during that period. The Fund may also acquire, through private placements, securities having contractual restrictions on their resale, which might limit the Fund's ability to dispose of such securities and might lower the amount realizable upon the sale of such securities.

         The Fund has percentage limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers pursuant to Rule 144A under the Securities Act of 1933, provided that those securities have been determined to be liquid by the Board of Directors of the Corporation or by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund's holding of that security may be deemed to be illiquid.

         -- Puts and Standby Commitments. When the Fund buys Municipal Securities, it may obtain a standby commitment to repurchase the securities that entitles it to achieve same-day settlement from the purchaser and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. A put purchased in conjunction with a Municipal Security enables the Fund to sell the underlying security within a specified period of time at a fixed exercise price. The Fund may pay for a standby commitment or put either separately in cash or by paying a higher price for the securities acquired subject to the standby commitment or put. The Fund will enter into these transactions only with banks and dealers which, in the Manager's opinion, present minimal credit risks. The Fund's ability to exercise a put or standby commitment will depend on the ability of the bank or dealer to pay for the securities if the put or standby commitment is exercised. If the bank or dealer should default on its obligation, the Fund might not be able to recover all or a portion of any loss sustained from having to sell the security elsewhere. Puts and standby commitments are not transferrable by the Fund, and therefore terminate if the Fund sells the underlying security to a third party. The Fund intends to enter into these arrangements to facilitate portfolio liquidity, although such arrangements may enable the Fund to sell a security at a pre-arranged price which may be higher than the prevailing market price at the time the put or standby commitment is exercised. However, the Fund might refrain from exercising a put or standby commitment if the exercise price is significantly higher than the prevailing market price, to avoid imposing a loss on the seller which could jeopardize the Fund's business relationships with the seller. Any consideration paid by the Fund for the put or standby commitment (which increases the cost of the security and reduces the yield otherwise available from the security) will be reflected on the Fund's books as unrealized depreciation while the put or standby commitment is held, and a realized gain or loss when the put or commitment is exercised or expires. Interest income received by the Fund from Municipal Securities subject to puts or stand-by commitments may not qualify as tax exempt in its hands if the terms of the put or stand-by commitment cause the Fund not to be treated as the tax owner of the underlying Municipal Securities.

          Loans of Portfolio Securities. The Fund may lend its portfolio securities subject to the restrictions stated in the Prospectus. Under applicable regulatory requirements (which are subject to change), the loan collateral on each business day must at least equal the value of the loaned securities and must consist of cash, bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities). To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. Such terms and the issuing bank must be satisfactory to the Fund. When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities and also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and
(c) interest on short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finder's, custodian and administrative fees. The terms of the Fund's loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days' notice or in time to vote on any important matter.

          Portfolio Turnover. The Fund may purchase or sell Municipal Securities without regard to the length of time the security has been held, to take advantage of short-term differentials in yields consistent with the Fund's investment objective. While short-term trading increases portfolio turnover, the execution cost for such securities is substantially less than for equivalent dollar values of equity securities. However, short-term trading may affect the Fund's status as an investment company under the Internal Revenue Code (see "Dividends, Capital Gains and Taxes" in the Prospectus).

         -- Hedging. The Fund may use hedging instruments for the purposes described in the Prospectus. When hedging to attempt to protect against declines in the market value of the Fund's portfolio, to permit the Fund to retain unrealized gains in the value of portfolio securities which have appreciated, or to facilitate selling securities for investment reasons, the Fund may: (1) sell Interest Rate Futures or Municipal Bond Index Futures, (2) buy puts on such Futures or securities, or (3) write covered calls on securities, Interest Rate Futures or Municipal Bond Index Futures (as described in the Prospectus). Covered calls may also be written on debt securities to attempt to increase the Fund's income. When hedging to permit the Fund to establish a position in the debt securities market as a temporary substitute for purchasing individual debt securities (which the Fund will normally purchase, and then terminate that hedging position), the Fund may: (1) buy Interest Rate Futures or Municipal Bond Index Futures, or (2) buy calls or write puts on such Futures or on securities.

         The Fund's strategy of hedging with Futures and options on Futures will be incidental to the Fund's investment activities in the underlying cash market. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated, but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective and are legally permissible and disclosed in the Prospectus. Additional information about the hedging instruments the Fund may use is provided below.

         -- Writing Covered Call Options. As described in the Prospectus, the Fund may write covered calls. When the Fund writes a call on a security, it receives a premium and agrees to sell the underlying investment to a purchaser of a corresponding call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the underlying investment) regardless of market price changes during the call period. The Fund has retained the risk of loss should the price of the underlying security decline during the call period, which may be offset to some extent by the premium.

         To terminate its obligation on a call it has written, the Fund may purchase a corresponding call in a "closing purchase transaction." A profit or loss will be realized, depending upon whether the net of the amount of option transaction costs and the premium received on the call the Fund has written is more or less than the price of the call the Fund subsequently purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the related investments and the premium received. Any such profits are considered short-term capital gains for Federal income tax purposes, and when distributed by the Fund are taxable as ordinary income. An option position may be closed out only on a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. If the Fund could not effect a closing purchase transaction due to a lack of a market, it would have to hold the callable securities until the call lapsed or was exercised.

         The Fund may also write calls on Futures without owning a futures contract or deliverable securities, provided that at the time the call is written, the Fund covers the call by segregating in escrow an equivalent dollar value of liquid assets. The Fund will segregate additional liquid assets if the value of the escrowed assets drops below 100% of the current value of the Future. In no circumstances would an exercise notice as to that Future put the Fund in a short futures position.

         -- Writing Put Options. A put option on securities gives the purchaser the right to sell, and the writer the obligation to buy, the underlying investment at the exercise price during the option period. The Fund will not write puts if, as a result, more than 25% of the Fund's net assets would be required to be segregated to cover such put options. Writing a put covered by segregated liquid assets equal to the exercise price of the put has the same economic effect to the Fund as writing a covered call. The premium the Fund receives from writing a put option represents a profit, as long as the price of the underlying investment remains equal to or above the exercise price. However, the Fund has also assumed the obligation during the option period to buy the underlying investment from the buyer of the put at the exercise price, even though the value of the investment may fall below the exercise price less transaction costs incurred. If the put expires unexercised, the Fund (as the writer of the put) realizes a gain in the amount of the premium less the transaction costs incurred. If the put is exercised, the Fund must fulfill its obligation to purchase the underlying investment at the exercise price, which will usually exceed the market value of the investment at that time. In that case, the Fund may incur a loss, equal to the sum of the sale price of the underlying investment and the premium received minus the sum of the exercise price and any transaction costs incurred.

         When writing put options on securities, to secure its obligation to pay for the underlying security, the Fund will deposit in escrow liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Fund therefore foregoes the opportunity of investing the segregated assets or writing calls against those assets.
As long as the obligation of the Fund as the put writer continues, it may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the Fund to take delivery of the underlying security against payment of the exercise price. The Fund has no control over when it may be required to purchase the underlying security, since it may be assigned an exercise notice at any time prior to the termination of its obligation as the writer of the put. This obligation terminates upon expiration of the put, or such earlier time at which the Fund effects a closing purchase transaction by purchasing a put of the same series as that previously sold. Once the Fund has been assigned an exercise notice, it is thereafter not allowed to effect a closing purchase transaction.

         -- Purchasing Calls and Puts. When the Fund purchases a call (other than in a closing purchase transaction), it pays a premium and, except as to calls on Municipal Bond Index Futures, has the right to buy the underlying investment from a seller of a corresponding call on the same investment during the call period at a fixed exercise price. In purchasing a call, the Fund benefits only if the call is sold at a profit or if, during the call period, the market price of the underlying investment is above the sum of the call price plus the transaction costs and premium paid for the call, and the call is exercised. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date and the Fund will lose its premium payment and the right to purchase the underlying investment. When the Fund purchases a call or put a municipal bond index, Municipal Bond Index Future or Interest Rate Future, it pays a premium, but settlement is in cash rather than by delivery of the underlying investment to the Fund.
Gain or loss depends on changes in the index in question (and thus on price movements in the debt securities market generally) rather than on price movements in individual futures contracts.

         When the Fund purchases a put, it pays a premium and, except as to puts on municipal bond indices, has the right to sell the underlying investment to a seller of a corresponding put on the same investment during the put period at a fixed exercise price. Buying a put on a debt security, Interest Rate Future or Municipal Bond Index Future the Fund owns enables the Fund to protect itself during the put period against a decline in the value of the underlying investment below the exercise price by selling such underlying investment at the exercise price to a seller of a corresponding put. If the market price of the underlying investment is equal to or above the exercise price and as a result the put is not exercised or resold, the put will become worthless at its expiration date and the Fund will lose its premium payment and the right to sell the underlying investment. The put may, however, be sold prior to expiration (whether or not at a profit).

         -- Interest Rate Futures. The Fund may buy and sell futures contracts relating to debt securities ("Interest Rate Futures") and municipal bond indices ("Municipal Bond Index Futures," discussed below). No price is paid or received upon the purchase or sale of an Interest Rate Future. An Interest Rate Future obligates the seller to deliver and the purchaser to take a specific type of debt security or cash to settle the futures transaction, or to enter into an offsetting contract. Upon entering into a Futures transaction, the Fund will be required to deposit an initial margin payment in cash or U.S. Treasury bills, with the futures commission merchant (the "futures broker"). Initial margin payments will be deposited with the Fund's Custodian in an account registered in the futures broker's name; however, the futures broker can gain access to that account only under certain specified conditions. As the Future is marked to market to reflect changes in its market value, (that is, its value on the Fund's books is changed) subsequent margin payments, called variation margin, will be paid to or by the futures broker on a daily basis.

         At any time prior to the expiration of the Future, the Fund may elect to close out its position by taking an opposite position at which time a final determination of variation margin is made and additional cash is required to be paid by or released to the Fund. Any gain or loss is then realized by the Fund on the Future for tax purposes. Although Interest
Rate Futures by their terms call for settlement by the delivery of debt securities, in most cases the obligation is fulfilled without such delivery by entering into an offsetting transaction. All futures transactions are effected through a clearing house associated with the exchange on which the contracts are traded.

         -- Municipal Bond Index Futures. A "municipal bond index" assigns relative values to the municipal bonds included in that index, and is used to serve as the basis for trading long-term municipal bond futures contracts. Municipal Bond Index Futures are similar to Interest Rate Futures except that settlement is made in cash. No physical delivery is made of the underlying bonds in the index. The obligation under such contracts may also be satisfied by entering into an offsetting contract to close out the futures position. Net gain or loss on options on Municipal Bond Index Futures depends on the price movements of the securities included in the index. The strategies which the Fund employs regarding Municipal Bond Index Futures are similar to those described above with regard to Interest Rate Futures.

         -- Interest Rate Swap Transactions. Swap agreements entail both interest rate risk and credit risk. There is a risk that, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will have been greater than those received by it. Credit risk arises from the possibility that the counterparty will default. If the counterparty to an interest rate swap defaults, the Fund's loss will consist of the net amount of contractual interest payments that the Fund has not yet received. The Manager will monitor the creditworthiness of counterparties to the Fund's interest rate swap transactions on an ongoing basis. The Fund will enter into swap transactions with appropriate counterparties pursuant to master netting agreements.

         A master netting agreement provides that all swaps done between the Fund and that counterparty under the master agreement shall be regarded as parts of an integral agreement. If on any date amounts are payable in the same currency in respect of one or more swap transactions, the net amount payable on that date in that currency shall be paid. In addition, the master netting agreement may provide that if one party defaults generally or on one swap, the counterparty may terminate the swaps with that party. Under such agreements, if there is a default resulting in a loss to one party, the measure of that party's damages is calculated by reference to the average cost of a replacement swap with respect to each swap (i.e., the mark-to-market value at the time of the termination of each swap). The gains and losses on all swaps are then netted, and the result is the counterparty's gain or loss on termination. The termination of all swaps and the netting of gains and losses on termination is generally referred to as "aggregation." The Fund will not invest more than 25% of its assets in interest rate swap transactions.

         -- Additional Information About Hedging Instruments and Their Use. The Fund's Custodian, or a securities depository acting for the Custodian, will act as the Fund's escrow agent through the facilities of the Options Clearing Corporation ("OCC"), as to the investments on which the Fund has written options traded on exchanges, or as to other acceptable escrow securities, so that no margin will be required for such transactions. OCC will release the securities covering a call on the expiration of the call or when the Fund enters into a closing purchase transaction. Call writing affects the Fund's turnover rate and the brokerage commissions it pays. Commissions are payable on writing or purchasing a call.

         When the Fund writes an over-the-counter ("OTC") option, it will enter into an arrangement with a primary U.S. Government securities dealer, which would establish a formula price at which the Fund would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the market price of the underlying security ("in-the-money"). For any OTC option a Fund writes, it will treat as illiquid (for purposes of the restriction on illiquid securities, stated in the Prospectus) the mark-to-market value of any OTC option held by it. The SEC is evaluating the general issue of whether or not OTC options should be considered as liquid securities, and the procedure described above could be affected by the outcome of that evaluation.

         An option position may be closed out only in a market which provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The Fund's option activities may affect its turnover rate and brokerage commissions. The exercise of calls written by the Fund may cause the Fund to sell related portfolio securities, thus increasing its turnover rate in a manner beyond the Fund's control. The exercise by the Fund of puts on securities or Futures may cause the sale of related investments, also increasing portfolio turnover. Although such exercise is within the Fund's control, holding a put might cause the Fund to sell the underlying investment for reasons which would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a call, buys a put or an underlying investment in connection with the exercise of a put or call. Such commissions may be higher, on a relative basis, than those which would apply to direct purchases or sales of the underlying investments. Premiums paid for options are small in relation to the market value of such investments and consequently, put and call options offer large amounts of leverage. The leverage offered by trading in options could result in the Fund's net asset value being more sensitive to changes in the value of the underlying investment.

         -- Regulatory Aspects of Hedging Instruments. The Fund must operate within certain guidelines and restrictions as to its long and short positions in Futures and options thereon under a rule ("CFTC Rule") adopted by the Commodity Futures Trading Commission ("CFTC") under the Commodity Exchange Act (the "CEA"), which excludes the Fund from registration with the CFTC as a "commodity pool operator" (as defined under the CEA), if it complies with the CFTC Rule. The Rule does not limit the percentage of the Fund's assets that may be used for Futures margin and related options premiums for a bona fide hedging position. However, under the Rule the Fund must limit its aggregate initial futures margin and related option premiums to not more than 5% of the Fund's net assets for hedging strategies that are not considered bona fide hedging strategies under the Rule. Under the Rule, the Fund also must, as to its short positions, use Futures and options thereon solely for bona fide hedging purposes within the meaning and intent of the applicable provisions of the CEA.

         Transactions in options by the Fund are subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other entities, including other investment companies having the same adviser as the Fund or an affiliated investment adviser. Position limits also apply to Futures. An exchange may order the liquidation of positions found to be in violation of these limits and may impose certain other sanctions. Due to requirements under the Investment Company Act, when the Fund purchases an Interest Rate Future or Municipal Bond Index Future, the Fund will maintain, in a segregated account or accounts with its Custodian, cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the investments underlying such Future, less the margin deposit applicable to it.

         Due to requirements under the Investment Company Act, when the Fund buys or sells a Future, the Fund will identify to the Custodian cash or readily-marketable, short-term (maturing in one year or less) debt instruments in an amount equal to the market value of the securities underlying such Future, less the margin deposit applicable to it.

         -- Tax Aspects of Hedging Instruments and Covered Calls. The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code. That qualification enables the Fund to "pass through" its income and realize capital gains to shareholders without the Fund having to pay a tax on them. One of the tests for such qualification is that less than 30% of its gross income must be derived from gains realized on the sale of securities held for less than three months. Due to this limitation, the Fund will limit the extent to which it engages in the following activities, but will not be precluded from them: (i) selling investments, including Interest Rate Futures and Municipal Bond Index Futures, held for less than three months, whether or not they were purchased on the exercise of a call held by the Fund; (ii) writing calls on investments held less than three months; (iii) purchasing calls or puts which expire in less than three months; (iv) effecting closing transactions with respect to calls or puts purchased less than three months previously; and (v) exercising puts or calls held by the Fund for less than three months.

         -- Risks of Hedging with Options and Futures. An option position may be closed out only on a market that provides secondary trading for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. In addition to the risks associated with hedging that are discussed in the Prospectus and above, there is a risk in using short hedging by: (i) selling Futures or (ii) purchasing puts on broadly-based indices or Futures to attempt to protect against declines in the value of the Fund's portfolio securities, that the prices of such Futures or the applicable index will correlate imperfectly with the behavior of the cash (i.e., market value) prices of the Fund's securities. The ordinary spreads between prices in the cash and futures markets are subject to distortions, due to differences in the natures of those markets.  First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets.
Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

         The risk of imperfect correlation increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. To compensate for the imperfect correlation of movements in the price of the portfolio securities being hedged and movements in the price of the hedging instruments, the Fund may use hedging instruments in a greater dollar amount than the dollar amount of portfolio securities being hedged if the historical volatility of the prices of such portfolio securities being hedged is more than the historical volatility of the applicable index. It is also possible that where the Fund has used hedging instruments in a short hedge, the market may advance and the value of portfolio securities held in the Fund's portfolio may decline. If this occurred, the Fund would lose money on the hedging instruments and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the indices upon which the hedging instruments are based.

         If the Fund uses hedging instruments to establish a position in the securities markets as a temporary substitute for the purchase of individual securities (long hedging) by buying Futures and/or calls on such Futures, broadly-based indices, or on securities, it is possible that the market may decline. If the Fund then concludes not to invest in securities at that time because of concerns as to possible further market decline or for other reasons, it will realize a loss on the hedging instruments that is not offset by a reduction in the price of the securities purchased. In the future, the Fund may employ hedging instruments and strategies that are not presently contemplated but which may be developed, to the extent such investment methods are consistent with the Fund's investment objective, are legally permissible and adequately disclosed.

Other Investment Restrictions

         The Fund's most significant investment restrictions are set forth in the Prospectus. There are additional investment restrictions that the Fund must follow that are also fundamental policies. Fundamental policies and the Fund's investment objective cannot be changed without the vote of a "majority" of the Fund's outstanding voting securities. Under the Investment Company Act, such a majority vote is defined as the vote of the holders of the lesser of: (1) 67% or more of the shares present or represented by proxy at such a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

         Under these additional restrictions, the Fund cannot:

         -- invest in interests in oil or gas exploration or development programs or in commodities; however, the Fund may buy and sell any of the Hedging Instruments that it may use as permitted by any of its other policies, whether or not such Hedging Instrument is considered to be a commodity or commodity contract;

         -- invest in real estate or in interests in real estate; however, the Fund may purchase securities of issuers holding real estate or interests therein (including securities of real estate investment trusts);

         -- purchase securities on margin; however, the Fund may make margin deposits in connection with the use of Hedging Instruments as permitted by any of its other policies;

         -- invest in companies for the purpose of acquiring control or management thereof;

         -- underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio;

         -- invest or hold securities of any issuer if those officers and directors of the Corporation or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities or such issuer;

         -- invest in other open-end investment companies, or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies, nor make any such investments at commission rates in excess of normal brokerage commissions; or

         -- pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt; collateral arrangements for premium and margin payments in connection with Hedging Instruments are not deemed to be a pledge of assets.

         In connection with the registration of its shares in certain states, the Fund has made the following undertakings. These undertakings shall terminate if the Fund ceases to qualify its shares for sale in that state or if the state's applicable rules or regulations are amended. The Fund has undertaken that it will not: (1) sell securities short except in collateralized transactions referred to as short sales "against-the-box";
no more than 15% of the Fund's net assets will be held as collateral for such short sales at any one time; (2) invest in oil, gas or other mineral leases; or (3) invest in real estate limited partnership.

          Diversification. For purposes of diversification under the Investment Company Act, and the restriction on investing in any "issuer" above, the identification of the issuer of a Municipal Security depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user would be deemed to be the sole issuer. However, if in either case the creating government or some other entity guarantees the security, such guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

         In applying the Fund's policy not to concentrate its investments, described in the Prospectus, the Manager will consider a nongovernmental user of facilities financed by industrial development bonds as being in a particular industry, despite the fact that such bonds are Municipal Securities as to which there is no industry concentration limitation. Although this application of the restriction is not technically a fundamental policy of the Fund, it will not be changed without shareholder approval. Should any such change be made, the Prospectus and/or this Additional Statement will be supplemented to reflect such change.

         For purposes of the Fund's policy not to concentrate its assets described in the Prospectus, the Fund has adopted the industry classifications set forth in Appendix C to this Statement of Additional Information. This is not a fundamental policy.

How the Fund is Managed

Organization and History. Oppenheimer Main Street California Tax-Exempt Fund (referred to as the "Fund") is one of two series of Oppenheimer Main Street Funds, Inc. (the "Corporation"), a Maryland corporation. This Statement of Additional Information may be used with the Fund's Prospectus only to offer shares of the Fund.

         Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class and entitle the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at a shareholders' meeting. Shareholders of the Fund and of the Corporation's other series vote together in the aggregate on certain matters at shareholders' meetings, such as the election of Directors and ratification of appointment of auditors of the Corporation. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which is not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as the Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to he series. Only shareholders of a class of a series vote on certain amendments to the Distribution and/or Service Plans if the amendments affect that class.

         The Directors are authorized to create new series and classes of shares. The Directors may reclassify unissued shares of the Corporation or its series or classes into additional series or classes of shares. The Directors may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy.

         It is not contemplated that regular annual shareholder meetings will be held. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law, or when a shareholder meeting is called by the Directors or upon proper request of the shareholders. A meeting of shareholders will be called for a specific purpose (which may include removal of a Director) upon the written request of the record holders of at least 25% of the outstanding shares eligible to be voted at that meeting. The Fund has undertaken that it will then either give the applicants access to the Fund's shareholder list or mail the applicant's communication to all other shareholders at the applicant's expense.

Directors and Officers of the Corporation. The Corporation's Directors and officers and their principal occupations and business affiliations during the past five years are listed below. All of the Directors are also trustees, directors or managing general partners of Centennial America Fund, L.P., Oppenheimer Limited-Term Government Fund, Oppenheimer Tax-Exempt Fund, Oppenheimer Equity Income Fund, Oppenheimer Variable Account Funds, Oppenheimer Cash Reserves, Oppenheimer High Yield Fund, Oppenheimer Strategic Funds Trust, Oppenheimer Strategic Income & Growth Fund, Oppenheimer Total Return Fund, Inc., Oppenheimer Champion Income Fund, Oppenheimer Integrity Funds, The New York Tax-Exempt Income Fund, Inc., Centennial Government Trust, Centennial Money Market Trust, Centennial California Tax Exempt Trust, Centennial Tax Exempt Trust, Centennial New York Tax Exempt Trust and Daily Cash Accumulation Fund, Inc. (all of the foregoing funds are collectively referred to as the "Denver-based Oppenheimer funds"), except for Mr. Fossel, who is a Director, Trustee or Managing General Partner of all of the Denver-based Oppenheimer funds except Oppenheimer Integrity Funds and Oppenheimer Strategic Funds Trust. Messrs. Bishop, Bowen, Donohue, Farrar and Zack hold similar positions as officers of all such funds. Mr. Fossel is President and Mr. Swain is Chairman of the Denver-based Oppenheimer funds. As of October 2, 1995, the Directors and officers in the aggregate owned less than 1% of the Fund's and the Corporation's respective outstanding shares.

         Robert G. Avis, Director; Age: 64
         One North Jefferson Ave., St. Louis, Missouri 63103
         Vice Chairman of A.G. Edwards & Sons, Inc. (a broker-dealer) and A.G. Edwards, Inc. (its parent holding company); Chairman of A.G.E. Asset Management and A.G. Edwards Trust Company (its affiliated investment adviser and trust company, respectively).

         William A. Baker, Director; Age: 80
         197 Desert Lakes Drive, Palm Springs, California 92264
         Management Consultant.

         Charles Conrad, Jr., Director; Age: 65
         19411 Merion Circle, Huntington Beach, Calfornia 92648
         Vice President of McDonnell Douglas Space Systems Co.; formerly associated with the National Aeronautics and Space Administration.

         Jon S. Fossel, President and Director*; Age: 53
         Two World Trade Center, New York, New York 10048-0203
         Chairman and a Director of the Manager; President and director of Oppenheimer Acquisition Corp. ("OAC"), the Manager's parent holding company; President and a Director of HarbourView Asset Management Corp. ("HarbourView"), subsidiary of the Manager; a Director of Shareholder Financial Services, Inc. ("SFSI") and Shareholder Services, Inc. ("SSI"), transfer agent subsidiaries of the Manager; formerly President of the Manager.

         Raymond J. Kalinowski, Director; Age: 66
         44 Portland Drive, St. Louis, Missouri  63131
         Director of Wave Technologies International, Inc.; formerly Vice Chairman and a Director of A.G. Edwards, Inc., parent holding company of A.G. Edwards & Sons, Inc., (a broker-dealer), of which he was a Senior Vice President.

         C. Howard Kast, Director; Age: 73
         2552 East Alameda, Denver, Colorado 80209
         Formerly the Managing Partner of Deloitte, Haskins & Sells (an accounting firm).

         Robert M. Kirchner, Director; Age: 74
         7500 East Arapahoe Road, Englewood, Colorado 80112
         President of The Kirchner Company (management consultants).

         Ned M. Steel, Director; Age: 80
         3416 South Race Street, Englewood, Colorado 80110
         Chartered Property and Casualty Underwriter; Director of Visiting Nurse Corporation of Colorado; formerly Senior Vice President and a Director of the Van Gilder Insurance Corp. (insurance brokers).

         James C. Swain, Chairman and Director; Age: 61
         3410 South Galena Street, Denver, Colorado 80231
         Vice Chairman and a Director of the Manager; President and a Director of Centennial Asset Management Corporation ("Centennial"), an investment adviser subsidiary of the Manager; formerly Chairman of the Board of SSI.

         Robert E. Patterson, Vice President and Portfolio Manager; Age: 52 Two World Trade Center, New York, New York 10048-0203
         Senior Vice President of the Manager; an officer of other Oppenheimer funds.

         Andrew J. Donohue, Vice President; Age: 45
         Two World Trade Center, New York, New York 10048-0203
         Executive Vice President and General Counsel of the Manager and Oppenheimer Funds Distributor, Inc. (the "Distributor"); an officer of other Oppenheimer funds; formerly Senior Vice President and Associate General Counsel of the Manager and the Distributor, Partner in Kraft & McManimon (a law firm), prior to which he was an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), and director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

         George C. Bowen, Vice President, Secretary and Treasurer; Age: 59 3410 South Galena Street, Denver, Colorado 80231
         Senior Vice President and Treasurer of the Manager; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a Director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other Oppenheimer funds.


         Robert J. Bishop, Assistant Treasurer; Age: 36
         3410 South Galena Street, Denver, Colorado 80231
         Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

         Scott Farrar, Assistant Treasurer; Age: 30
         3410 South Galena Street, Denver, Colorado 80231
         Assistant Vice President of the Manager/Mutual Fund Accounting; an officer of other Oppenheimer funds; formerly a Fund Controller for the Manager, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

         Robert G. Zack, Assistant Secretary; Age: 47
         Two World Trade Center, New York, New York 10048-0203
         Senior Vice President and Associate General Counsel of the Manager; Assistant Secretary of SSI and SFSI; an officer of other Oppenheimer funds.

          Remuneration of Directors. The officers of the Fund are affiliated with the Manager; they and the Directors of the Fund who are affiliated with the Manager (Messrs. Fossel and Swain, who are both officers and Directors) receive no salary or fee from the Fund. The Directors of the Fund (excluding Messrs. Fossel and Swain) received the total amounts shown below (i) from the Fund, during its fiscal year ended June 30, 1995, and
(ii) from all of the Denver-based Oppenheimer Funds (including the Fund) listed in the first paragraph of this section (plus three funds that reorganized into other Oppenheimer funds prior to October 1, 1995:
Oppenheimer Strategic Diversified Income Fund, Oppenheimer Strategic Short-Term Income Fund, and Oppenheimer Strategic Investment Grade Bond
Fund), for services in the positions shown:

                                                                          Total Compensation
                                               Aggregate                  From All
                                               Compensation               Denver-based
Name and Position                              from Fund                  Oppenheimer funds1
Robert G. Avis                                 $377                       $53,000.00
  Director

William A. Baker                               $522                       $73,257.01
  Audit and Review
  Committee Chairman
  and Director

Charles Conrad, Jr.                            $485                       $68,293.67
  Audit and Review
  Committee Member
  and Director
______________________
1For the 1994 calendar year.

                                                                          Total Compensation
                                                                          Aggregate    From All
                                               Compensation               Denver-based
Name and Position (cont'd.)                    from Fund                  Oppenheimer funds1

Raymond J. Kalinowski                          $377                       $53,000.00
  Director

C. Howard Kast                                 $377                       $53,000.00
  Director

Robert M. Kirchner                             $485                       $68,293.67
  Audit and Review
  Committee Member
  and Director

Ned M. Steel                                   $377                       $53,000.00
  Director

______________________
1For the 1994 calendar year.

          Major Shareholders. To the knowledge of the Fund, as of October 2, 1995, no person owned beneficially 5% or more of the respective outstanding shares of either class of the Fund.

The Manager and Its Affiliates. The Manager is wholly-owned by Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company. OAC is also owned in part by certain of the Manager's directors and officers, some of whom may also serve as officers of the Corporation and two of whom (Messrs. Fossel and Swain) serve as directors of the Corporation.

         The Manager and the Fund have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund's portfolio transactions. Compliance with the Code of Ethics is carefully monitored and strictly enforced.

          The Investment Advisory Agreement. The investment advisory agreement between the Manager and the Corporation on behalf of the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

         Expenses not expressly assumed by the Manager under the advisory agreement or by the Distributor under the General Distributors Agreement are paid by the Corporation. Expenses with respect to the Corporation's two series, including the Fund, are allocated in proportion to the net assets of the respective funds except where allocations of direct expenses could be made. Certain expenses are further allocated to certain classes of shares of a series as explained in the Prospectus and under "How to Buy Shares" below. The advisory agreement lists examples of expenses paid by the Corporation, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Directors, legal and audit expenses, transfer agent and custodian expenses, share issuance costs, certain printing and registration expenses and non-recurring expenses, including litigation costs. During the Fund's fiscal years ended June 30, 1993, 1994 and 1995, the management fees paid by the Corporation on behalf of the Fund to the Manager were $120,465, $318,921, and $284,916 respectively.

         The advisory agreement contains no expense limitation. However, independently of the advisory agreement, the Manager has voluntarily undertaken that the total expenses of the Fund in any fiscal year (including the management fee, but excluding taxes, interest, brokerage commissions, distribution assistance payments and extraordinary expenses such as litigation costs) shall not exceed the most stringent expense limitation imposed under state law applicable to the Fund. Pursuant to the undertaking, the Manager's fee will be reduced at the end of a month so that there will not be any accrued but unpaid liability under this undertaking. Currently, the most stringent state expense limitation is imposed by California, and limits the Fund's expenses (with specified exclusions) to 2.5% of the first $30 million of average annual net assets, 2.0% of the next $70 million of average annual net assets, and 1.5% of the average annual net assets in excess of $100 million. Any assumption of the Fund's expenses under this limitation lowers the Fund's overall expense ratio and increases its total return any period in which expenses are limited. The Manager reserves the right to terminate or amend the undertaking at any time.

         The advisory agreement provides that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from a good faith error or omission on its part with respect to any of its duties thereunder. The advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation, and to use the name "Oppenheimer" and "Main Street" in connection with other investment companies for which it may act as investment adviser or general distributor. If the Manager shall no longer act as investment adviser to the Fund, the right of the Corporation to use the name "Main Street" as part of its name and the name of the Fund may be withdrawn.

          The Distributor. Under its General Distributor's Agreement with the Corporation, the Distributor acts as the Corporation's principal underwriter in the continuous public offering of the Fund's Class A and Class B shares, but is not obligated to sell a specific number of shares. Expenses normally attributable to sales (other than as paid under the Class B 12b-1 plan), including advertising and the cost of printing and mailing prospectuses (other than those furnished to existing shareholders) are borne by the Distributor. During the Fund's fiscal years ended June
30, 1993, 1994 and 1995, the aggregate amount of sales charges on sales of the Fund's Class A shares was $1,139,735, $663,089 and $177,634, respectively, of which the Distributor retained in the aggregate $183,933, $108,300 and $28,801 in those respective years. During the Fund's fiscal year ended June 30, 1995, the Distributor advanced sales charges to broker-dealers in the amount of $52,930, and received contingent deferred sales charges of $6,447 upon redemptions of Class B shares. For additional information about distribution of the Fund's shares and the expenses connected with such activities, please refer to "Distribution and Service Plans," below.

          The Transfer Agent. Oppenheimer Shareholder Services, the Fund's Transfer Agent, is responsible for maintaining the Fund's shareholder registry and shareholder accounting records, and for shareholder servicing and administrative functions.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement. One of the duties of the Manager under the advisory agreement is to arrange the portfolio transactions of the Fund. The advisory agreement contains provisions relating to the employment of broker-dealers ("brokers") to effect the Fund's portfolio transactions. In doing so, the Manager is authorized by the advisory agreement to employ broker-dealers, including "affiliated" brokers, as that term is defined in the Investment Company Act, as may, in the Manager's best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the "best execution" (prompt and reliable execution at the most favorable price obtainable) of such transactions. The Manager need not seek competitive commission bidding, but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund as established by the Board of Directors.

         Under the advisory agreement, the Manager is authorized to select brokers other than affiliates that provide brokerage and/or research services for the Fund and/or the other accounts over which the Manager or its affiliates have investment discretion. The commissions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Manager that the commission is fair and reasonable in relation to the services provided. Subject to the foregoing considerations, the Manager may also consider sales of shares of the Fund and other investment companies managed by the Manager and its affiliates as a factor in the selection of brokers for the Fund's portfolio transactions.

Description of Brokerage Practices Followed by the Manager. Subject to the provisions of the advisory agreement, and the procedures and rules described above, allocations of brokerage are generally made by the Manager's portfolio traders based upon recommendations from the Manager's portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage, also subject to the provisions of the advisory agreement and the procedures and rules described above. In either case, brokerage is allocated under the supervision of the Manager's executive officers. As most purchases made by the Fund are principal transactions at net prices, the Fund incurs little or no brokerage costs. The Fund usually deals directly with the selling or purchasing principal or market makers without incurring charges for the services of a broker on its behalf unless it is determined that better price or execution can be obtained by utilizing the services of a broker. Purchases of securities from underwriters include a commission or concession paid by the issuer to the underwriter, and purchases from dealers include a spread between the bid and asked price. The Fund seeks to obtain prompt execution of orders at the most favorable net pace. When possible, concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Manager or it affiliates are combined. Transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account. Option commissions may be relatively higher than those which would apply to direct purchases and sales of portfolio securities.

         The research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager and its affiliates, and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. Such research, which may be supplied by a third party at the instance of a broker, includes information and analyses on particular companies and industries as well as market or economic trends and portfolio strategy, receipt of market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager in the investment decision-making process may be paid for in commission dollars. The Board of Directors has permitted the Manager to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions. The Board has also permitted the Manager to use stated commissions on secondary fixed-income agency trades to obtain research where the broker has represented to the Manager that (i) the trade is not from or for the broker's own inventory,
(ii) the trade was executed by the broker on an agency basis at the stated commission, and (iii) the trade is not a riskless principal transaction.

         The research services provided by brokers broaden the scope and supplement the research activities of the Manager, by making available additional views for consideration and comparisons, and enabling the Manager to obtain market information for the valuation of securities held in the Fund's portfolios or being considered for purchase. The Board, including the "Independent Directors" (those Directors who are not "interested persons" as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the advisory agreement or the Distribution Plan described below) annually reviews information furnished by the Manager as to the commissions paid to brokers furnishing such services so that the Board may ascertain whether the amount of such commissions was reasonably related to the value or the benefit of such services.

Performance of the Fund

As described in the Prospectus, various yields and total returns of an investment in each class of shares of the Fund may be advertised. An explanation of these yields and total returns are calculated for each class and the components of those calculations is set forth below.

          Standardized Yields.

         -- Yield. The Fund's "yield" (referred to as "standardized yield") for a given 30-day period for a class of shares is calculated using the following formula set forth in rules adopted by the Securities and Exchange Commission that apply to all funds that quote yields:

                          a-b       6
Standardized Yield = 2 ((------ + 1)   - 1)
                          cd

         The symbols above represent the following factors:

         a  = dividends and interest earned during the 30-day period.
         b = expenses accrued for the period (net of any expense reimbursements).
         c = the average daily number of shares of that class outstanding during the 30-day period that were entitled to receive dividends.
         d = the maximum offering price per share of that class on the last day of the period, adjusted for undistributed net investment income.

         The standardized yield of a class of shares for a 30-day period may differ from its yield for any other period. The SEC formula assumes that the yield for a 30-day period occurs at a constant rate for a six-month period and is annualized at the end of the six-month period. This standardized yield is not based on actual distributions paid by the Fund to shareholders in the 30-day period, but is a hypothetical yield based on the net investment income from the Fund's portfolio investments calculated for that period. The standardized yield may differ from the "dividend yield" of that class, described below. Additionally, because each class of shares is subject to different expenses, it is likely that the standardized yields of the Fund's classes of shares will differ. For the 30-day period ended June 30, 1995, the standardized yields for the Fund's Class A and Class B shares were 4.93% and 3.96%, respectively.

         -- Tax-Equivalent Yield. The Fund's "tax-equivalent yield" adjusts the Fund's current yield, as calculated above, by a stated combined
Federal and state tax rate. The tax equivalent yield is based on a 30-day period, and is computed by dividing the tax-exempt portion of the Fund's current yield (as calculated above) by one minus a stated income tax rate and adding the result to the portion (if any) of the Fund's current yield that is not tax-exempt. The tax-equivalent yield may be used to compare the tax effects of income derived from the Fund with income from taxable investments at the tax rates stated. Appendix B includes a tax equivalent yield table, based on various effective tax brackets for individual taxpayers. Such tax brackets are determined by a taxpayer's Federal and state taxable income (the net amount subject to Federal and state income tax after deductions and exemptions). The tax-equivalent yield tables assume that the investor is taxed at the highest bracket, regardless of whether a switch to non-taxable investments would cause a lower bracket to apply. For taxpayers with income above certain levels, otherwise allowable itemized deductions are limited. The Fund's tax-equivalent yield for its Class A and Class B shares for the 30-day period ended June 30, 1995 were 9.17% and 7.37%, respectively, for an individual in the California/Federal combined 46.24% tax bracket.

         -- Dividend Yield and Distribution Return. From time to time the Fund may quote a "dividend yield" or a "distribution return" for each class. Dividend yield is based on the Class A or Class B share dividends derived from net investment income during a stated period. Distribution return includes dividends derived from net investment income and from realized capital gains declared during a stated period. Under those calculations, the dividends and/or distributions for that class declared during a stated period of one year or less (for example, 30 days) are added together, and the sum is divided by the maximum offering price per share of that class on the last day of the period. When the result is annualized for a period of less than one year, the "dividend yield" is calculated as follows:

Dividend Yield of the Class =

            Dividends of the Class
----------------------------------------------------
Max Offering Price of the Class (last day of period)

Divided by number of days (accrual period) x 365

         The maximum offering price for Class A shares includes the current maximum front-end sales charge of 4.75%. For Class B shares, the maximum offering price is the net asset value per share, without considering the effect of contingent deferred sales charges.

         From time to time, similar calculations may also be made using the Class A net asset value (instead of its respective maximum offering price) at the end of the period. The dividend yields on Class A shares for the 30-day period ended June 30, 1995 were 5.89% and 6.18% when calculated at maximum offering price and net asset value, respectively. The dividend yield on Class B shares for the 30-day period ended June 30, 1995 was 5.15% calculated at net asset value.

          Total Return Information.

         The Fund's advertisements of its performance data must, under applicable rules of the Securities and Exchange Commission, include the average annual total returns for each class of shares of the Fund for the 1, 5 and 10-year periods (or the life of the class, if less) ending as of the most recently-ended calendar quarter prior to the publication of the advertisement. This enables an investor to compare the Fund's performance to the performance of other funds for the same periods. However, a number of factors should be considered before using such information as a basis for comparison with other investments. An investment in the Fund is not insured; its returns and share prices are not guaranteed and normally will fluctuate on a daily basis. When redeemed, an investor's shares may be worth more or less than their original cost. Returns for any given past period are not a prediction or representation by the Fund of future returns. The returns of Class A and Class B shares of the Fund are affected by portfolio quality, the type of investments the Fund holds and its operating expenses allocated to the particular class.

         -- Average Annual Total Returns. The "average annual total return" of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 ("P" in the formula below) held for a number of years ("n") to achieve an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

( ERV ) 1/n
(-----)     -1 = Average Annual Total Return
(  P  )

         The "average annual total return" on an investment in Class A shares of the Fund for the one and five year periods ended June 30, 1995 were 3.75% and 6.82%, respectively, and for the period from May 18, 1990 through June 30, 1995 was 7.07%.

         The "average annual total return" on an investment in Class B shares of the Fund for the one year period ended June 30, 1995 and forthe period October 29, 1993 (commencement of operations) through June 30, 1995 was
2.90% and -1.02%, respectively.

         -- Cumulative Total Return. The "cumulative total return" calculation measures the change in the value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

ERV - P
------- = Total Return
   P

         In calculating total returns for Class A shares, the current maximum sales charge of 4.75% (as a percentage of the offering price) is deducted from the initial investment ("P") (unless the return is shown at net asset value, as described below). For Class B shares, the payment of the applicable contingent deferred sales charge (5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter) is applied to the investment result for the period shown (unless total return is shown at net asset value, as described below). Total returns also assume that all dividends and capital gains distributions during the period are reinvested to buy additional shares at net asset value per share, and that the investment is redeemed at the end of the period. The "total return" on an investment in Class A shares of the Fund (using the method described above) for the period from May 18, 1990 (commencement of operations) through June 30, 1995, was 41.81%. The cumulative total return on Class
B shares for the period from October 29, 1993 (the commencement of the offering of the shares) through June 30, 1995 was -1.70%.

         -- Total Returns at Net Asset Value. From time to time the Fund may also quote an average annual total return at net asset value or a cumulative total return at net asset value for Class A or Class B shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions. The average annual total returns at net asset value for the Fund's Class A shares for the one and five year periods ended June 30, 1995 and for the period May 18, 1990 (commencement of operations) through June 30, 1995 were 8.93%, 7.87, and 8.09%, respectively. The average annual total returns at net asset value on the Fund's Class B shares for the one year period ended June 30, 1995 and for the period October 29, 1993 (commencement of operations) through June 30, 1995 were 7.90% and 1.22%, respectively. The cumulative total return at net asset value on the Fund's Class A shares for the period May 18, 1990 (commencement of operations) through June 30, 1995, was 48.88%. The cumulative total return at net asset value for the Fund's Class B shares for the period from October 29, 1993 (commencement of operations) through June 30, 1995 was 2.05%.

          Other Performance Comparisons. From time to time, the Fund may publish the ranking of the performance of its Class A or Class B shares by Lipper Analytical Services, Inc. ("Lipper"), a widely-recognized independent service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives.
The performance of the Fund is ranked against (i) all other fixed-income funds, other than money market funds, and (ii) all other California municipal bond funds. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charge or taxes into consideration. From time to time the Fund may include in its advertisement and sales literature performance information about the Fund cited in other newspapers and periodicals such as The New York Times, which may include performance quotations from other sources, including Lipper and Morningstar.

      From time to time the Fund may publish the ranking of the performance of its Class A, Class B or Class C shares by Morningstar, Inc., an independent mutual fund monitoring service that ranks mutual funds, including the Fund, monthly in broad investment categories (equity, taxable bond, municipal bond and hybrid) based on risk-adjusted investment return. Investment return measures a fund's three, five and ten-year average annual total returns (when available) in excess of 90-day U.S. Treasury bill returns after considering sales charges and expenses. Risk measures fund performance below 90-day U.S. Treasury bill monthly returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund's category. Five stars is the "highest" ranking (top 10%), four stars is "above average" (next 22.5%), three stars is "average" (next 35%), two stars is "below average" (next 22.5%) and one star is "lowest" (bottom 10%). Morningstar ranks the Fund in relation to other rated municipal bond funds. Rankings are subject to change.

         The total return on an investment in the Fund's Class A or Class B shares may be compared with performance for the same period of the Lehman Brothers Municipal Bond Index, as described in the Prospectus. The performance of the index includes a factor for the reinvestment of income dividends, but does not reflect reinvestment of capital gains, expenses or taxes.

         The performance of the Fund's Class A or Class B shares may also be compared in publications to (i) the performance of various market indices or to other investments for which reliable performance data is available, and (ii) to averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

         Investors may also wish to compare the Fund's Class A or Class B return to the returns on fixed income investments available from banks and thrift institutions, such as certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund's returns and share price are not guaranteed by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return, and Treasury bills are guaranteed as to principal and interest by the U.S. government.

         From time to time, the Fund's Manager may publish rankings or ratings of the Manager (or Transfer Agent) or the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder/investor services by third parties may compare the Oppenheimer funds' services to those of other mutual fund families selected by the rating or ranking services and may be based upon the opinions of the rating or ranking service itself, based on its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

Distribution and Service Plan

         The Corporation has adopted a Distribution and Service Plan for Class B shares of the Fund (the "Class B Plan") under Rule 12b-1 of the
Investment Company Act pursuant to which the Corporation will reimburse the Distributor quarterly for all or a portion of its costs incurred in connection with the distribution and/or servicing of Class B shares, as described in the Prospectus. Class A shares of the Fund do not have a plan of distribution. The Plan has been approved by a vote of (i) the Board of Directors of the Corporation, including a majority of the "Independent Directors" (those Directors of the Corporation who are not "interested persons," as defined in the Investment Company Act, and who have no direct or indirect financial interest in the operation of the Plan or in any agreements relating to the Plan), cast in person at a meeting called for the purpose of voting on the Plan, and (ii) the holders of a "majority" (as defined in the Investment Company Act) of the Class B shares of the Fund, such vote having been cast by the Manager as the sole initial holder of Class B shares of the Fund.

         In addition, under the Class B Plan, the Manager and the Distributor, in their sole discretion, from time to time may use their own resources (which, in the case of the Manager, may include profits from the advisory fee it receives from the Fund) to make payments to brokers, dealers or other financial institutions (each is referred to as a "Recipient" under the Class B Plan) for distribution and administrative services they perform. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of payments they make from their own resources to Recipients.

         Unless terminated as described below, the Class B Plan shall continue in effect from year to year but only as long as such continuance is specifically approved at least annually by the Corporation's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Class
B Plan may be terminated at any time by the vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the Investment Company Act) of the outstanding Class B shares.
The Class B Plan may not be amended to increase materially the amount of payments to be made, unless such amendment is approved by shareholders of Class B shares. All material amendments must be approved by the Independent Directors.

         While the Class B Plan is in effect, the Treasurer of the Corporation shall provide a written report to the Corporation's Board of Directors at least quarterly on the amount of all payments made pursuant to the Class
B Plan, the purpose for which each payment was made and the identity of each Recipient of a payment. The report for the Class B Plan shall also include the distribution costs for that quarter, and such costs for previous fiscal periods that are carried forward, as explained in the Prospectus and below. Those reports, including the cost allocations on which they are based, will be subject to the review and approval of the Independent Directors in the exercise of their fiduciary duty. The Class
B Plan further provides that while it is in effect, the selection and nomination of those Directors of the Corporation who are not "interested persons" of the Corporation is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

         Under the Class B Plan, no payment will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customer does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Corporation's Independent Directors. Initially, the Board of
Directors has set the fee at the maximum rate and set no minimum amount.

         The Class B Plan allows the service fee payment to be paid by the Distributor to Recipients in advance for the first year Class B shares are outstanding, and thereafter on a quarterly basis, as described in the Prospectus. The advance payment is based on the net assets of the Class
B shares sold. An exchange of shares does not entitle the Recipient to an advance service fee payment. In the event Class B shares are redeemed during the first year such shares are outstanding, the Recipient will be obligated to repay a pro rata portion of such advance payment to the Distributor.

         Although the Class B Plan permits the Distributor to retain both the asset-based sales charges and the service fee on Class B shares, or to pay Recipients the service fee on a quarterly basis, without payment in advance, the Distributor intends to pay the service fee to Recipients in the manner described above. A minimum holding period may be established from time to time under the Class B Plan by the Board. Initially, the Board has set no minimum holding period. All payments under the Class B
Plan are subject to the limitations imposed by the Rules of Fair Practice of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees. For the fiscal year ended
June 30, 1995, payments under the Class B Plan totaled $18,367, of which the Distributor retained $17,832 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

         The Class B Plan allows for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods, as described in the Prospectus. The asset-based sales charge paid to the Distributor by the Corporation under the Class B Plan is intended to allow the Distributor to recoup the cost of sales commissions paid to authorized brokers and dealers at the time of sale, plus financing costs, as described in the Prospectus. Such payments may also be used to pay for the following expenses in connection with the distribution of Class B shares: (i) financing the advance of the service fee payment to Recipients under the Class B Plan, (ii) compensation and expenses of personnel employed by the Distributor to support distribution of Class B shares, and (iii) costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state "blue sky" registration fees.

ABOUT YOUR ACCOUNT

How To Buy Shares

Alternative Sales Arrangements - Class A and Class B Shares. The availability of two classes of shares permits the individual investor to choose the method of purchasing shares that is more beneficial to the investor depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. Investors should understand that the purpose and function of the deferred sales charge and asset-based sales charge with respect to Class B shares are the same as those of the initial sales charge with respect to Class
A shares. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares than the other. The Distributor will not accept any order for $500,000 or more of Class B shares on behalf of a single investor (not including dealer "street name" or omnibus accounts) because generally it will be more advantageous for that investor to purchase Class A shares of the Fund instead.

         The two classes of shares each represent an interest in the same portfolio investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B shares and the dividends payable on Class B shares will be reduced by incremental expenses borne solely by that class, including the asset-based sales charge to which Class B shares are subject.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of a private letter ruling from the Internal
Revenue Service, or an opinion of counsel or tax adviser, to the effect that the conversion of Class B shares does not constitute a taxable event for the holder under Federal income tax law. If such a revenue ruling or opinion is no longer available, the automatic conversion feature may be suspended, in which event no further conversions of Class B shares would occur while such suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the holder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

         The methodology for calculating the net asset value, dividends and distributions of the Fund's Class A and Class B shares recognizes two types of expenses. General expenses that do not pertain specifically to either class are allocated pro rata to the shares of each class, based on the percentage of the net assets of such class to the Fund's total assets, and then equally to each outstanding share within a given class. Such general expenses include (i) management fees, (ii) legal, bookkeeping and audit fees, (iii) printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, (iv) fees to Independent Directors, (v) custodian expenses, (vi) share issuance costs, (vii) organization and start-up costs, (viii) interest, taxes and brokerage commissions, and (ix) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (i) Distribution Plan fees, (ii) incremental transfer and shareholder servicing agent fees and expenses, (iii) registration fees and (iv) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to the Fund as a whole.

Determination of Net Asset Values Per Share. The net asset values per share of Class A and Class B shares of the Fund are determined as of the close of business of The New York Stock Exchange (the "Exchange") on each day that the Exchange is open, by dividing the Fund's net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M. New York time, but may close earlier on some days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange's most recent annual holiday schedule (which is subject to change) states that it will close on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days. Dealers other than Exchange members may conduct trading on days on which the Exchange is closed and after 4:00 P.M. Because the Fund's net asset value will not be calculated on those days, the Fund's net asset values per share of Class A, Class B and Class C shares may be significantly affected on such days when shareholders may not purchase or redeem shares.

         The Corporation's Board of Directors has established procedures for the valuation of the Fund's securities, generally, as follows: (i) equity securities traded on a securities exchange or on the NASDAQ for which last sale information is regularly reported are valued at the last sales prices on their primary exchange or the NASDAQ that day (or, in the absence of sales that day, at values based on the last sale prices of the preceding trading day or closing bid and asked prices); (ii) NASDAQ and other unlisted equity securities for which last sale prices are not regularly reported but for which over-the-counter market quotations are readily available are valued at the highest closing bid price at the time of valuation, or, if no closing bid price is reported, on the basis of a closing bid price obtained from a dealer who maintains an active market in that security; (iii) debt instruments having a maturity of more than one year, and non-money market type instruments having a maturity of one year or less when issued, which have a remaining maturity of 60 days or less are valued at the mean between the "bid" and asked prices determined by a pricing service approved by the Fund's Board of Directors or obtained from active market makers in the security on the basis of reasonably inquiry; (iv) money market type debt securities having a maturity of less than one year when issued that having a remaining maturity of 60 days or less are valued at cost, adjusted for amortization of premiums and accretion of discounts; (v) securities or assets not having readily-available market quotations are valued at their fair value as under the Board's procedures.

         In the case of Municipal Securities, U.S. Government securities and corporate bonds, where last sale information is not generally available, such pricing procedures may include "matrix" comparisons to the prices for comparable instruments on the basis of quality, yield, maturity and other special factors involved (such as the tax-exempt status of the interest paid by Municipal Securities). With the approval of the Corporation's
Board of Directors, the Manager may employ a pricing service, bank or broker-dealer experienced in such matters to price any of the types of securities described above. The Directors will monitor the accuracy of pricing services by comparing prices used for portfolio evaluation to actual sales prices of selected securities.

         The Fund values puts, calls, Interest Rate Futures and Municipal Bond Index Futures at the last sales price on the principal exchange or on the NASDAQ on which they are traded. If there were no sales on the principal exchange, the last sale or any exchange is used. In the absence of any sales that day, value shall be the last reported sales price on the prior trading day or closing bid or asked prices on the principal exchange closets to the last reported sales price.

         When the Fund writes an option, an amount equal to the premium received by the Fund is included in the Fund's Statement of Assets and Liabilities as an asset, and an equivalent deferred credit is included in the liability section. The deferred credit is adjusted ("marked-to-market") to reflect the current market value of the option. In determining the Fund's gain on investments, if a call written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium; if the Fund enters into a closing purchase transaction, it will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased on the regular business day the Distributor is instructed to initiate the Automated Clearing House transfer to buy the shares. Dividends will begin to accrue on shares purchased by the proceeds of ACH transfers on the business day the Fund receives Federal Funds for such purchase through the ACH system before the close of The New York Stock Exchange. The Exchange normally closed at 4:00 P.M., but may close earlier on certain days. If Federal Funds are received after the close of the Exchange, the shares will be purchased and will begin to accrue dividends on the next regular business day. The proceeds of ACH transfers are normally received by the Fund three (3) days after the transfers are initiated. The Distributor and the Fund are not responsible for any delays in purchasing shares from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Rights of Accumulation and Letters of Intent because of the economies of sales efforts and reduction of expenses realized by the Distributor and dealers making such sales. No sales charge is imposed in certain circumstances described in the Prospectus because the Distributor incurs little or no selling expenses. The term "immediate family" refers to one's spouse, children, grandchildren, grandparents, parents-in-law, sons- and daughters-in law, parents, siblings, a spouse's siblings and a sibling's spouse.

          The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and include the following:

                 Oppenheimer Tax-Free Bond Fund
                 Oppenheimer New York Tax-Exempt Fund
                 Oppenheimer California Tax-Exempt Fund
                 Oppenheimer Intermediate Tax-Exempt Fund
                 Oppenheimer Insured Tax-Exempt Fund
                 Oppenheimer Main Street California Tax-Exempt Fund Oppenheimer Florida Tax-Exempt Fund
                 Oppenheimer Pennsylvania Tax-Exempt Fund
                 Oppenheimer New Jersey Tax-Exempt Fund
                 Oppenheimer Fund
                 Oppenheimer Discovery Fund
                 Oppenheimer Target Fund
                 Oppenheimer Growth Fund
                 Oppenheimer Equity Income Fund
                 Oppenheimer Value Stock Fund
                 Oppenheimer Asset Allocation Fund
                 Oppenheimer Total Return Fund, Inc.
                 Oppenheimer Main Street Income & Growth Fund
                 Oppenheimer High Yield Fund
                 Oppenheimer Champion Income Fund
                 Oppenheimer Bond Fund
                 Oppenheimer U.S. Government Trust
                 Oppenheimer Limited-Term Government Fund
                 Oppenheimer Global Fund
                 Oppenheimer Global Emerging Growth Fund
                 Oppenheimer Global Growth & Income Fund
                 Oppenheimer Gold & Special Minerals Fund
                 Oppenheimer Strategic Income Fund
                 Oppenheimer Strategic Income & Growth Fund
                 Oppenheimer International Bond Fund

and the following "Money Market Funds":

                 Oppenheimer Money Market Fund, Inc.
                 Oppenheimer Cash Reserves
                 Centennial Money Market Trust
                 Centennial Tax Exempt Trust
                 Centennial Government Trust
                 Centennial New York Tax Exempt Trust
                 Centennial California Tax Exempt Trust
                 Centennial America Fund, L.P.
                 Daily Cash Accumulation Fund, Inc.

         There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except Money Market Funds (under certain circumstances described herein, redemption proceeds of Money Market Fund shares may be subject to a contingent deferred sales charge).

          Letters of Intent. A Letter of Intent ("Letter") is the investor's statement of intention to purchase Class A and Class B shares (or shares of either class) of the Fund (and other eligible Oppenheimer funds) during the 13-month period from the investor's first purchase pursuant to the Letter (the "Letter of Intent period"), which may, at the investor's request, include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor's intention to make the aggregate amount of purchases (excluding any purchases made by reinvestment of dividends or distributions or purchases made at net asset value without sales charge), which together with the investor's holdings of such funds (calculated at their respective public offering prices calculated on the date of the Letter) will equal or exceed the amount specified in the Letter. This enables the investor to count the shares to be purchased under the Letter of Intent to obtain the reduced sales charge rate (as set forth in the Prospectus) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the public offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

         In submitting a Letter, the investor makes no commitment to purchase shares, but if the investor's purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor's holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases, as set forth in "Terms of Escrow," below (as those terms may be amended from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for such Letter of Intent, and if such terms are amended, as they may be from time to time by the Fund, that those amendments will apply automatically to existing Letters of Intent.

         If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the commissions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the applicable prospectus, the sales charges paid will be adjusted to the lower rate, but only if and when the dealer returns to the Distributor the excess of the amount of commissions allowed or paid to the dealer over the amount of commissions that apply to the actual amount of purchases. The excess commissions returned to the Distributor will be used to purchase additional shares for the investor's account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor's receipt thereof.

         In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

         -- Terms of Escrow That Apply to Letters of Intent.

         1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor's account.

         2. If the intended purchase amount specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

         3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time.
Such sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If such difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

         4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares.

         5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include (a) Class
A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares acquired subject to a contingent deferred sales charge, and (c) Class A or B shares acquired in exchange for either (i) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (ii) Class B shares of one of the other
Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

         6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled "Exchange Privilege," and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan from a bank account, a check (minimum $25) for the initial purchase must accompany the application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in "How To Sell Shares," in the Prospectus. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use those accounts for monthly automatic purchases of shares of up to four other Oppenheimer funds.

         There is a front-end sales charge on the purchase of certain Oppenheimer funds, or a contingent deferred sales charge may apply to shares purchased by Asset Builder payments. An application should be obtained from the Distributor, completed and returned, and a prospectus of the selected fund(s) should be obtained from the Distributor or your financial advisor before initiating Asset Builder payments. The amount of the Asset Builder investment may be changed or the automatic investments may be terminated at any time by writing to the Transfer Agent. A reasonable period (approximately 15 days) is required after the Transfer Agent's receipt of such instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering such plans at any time without prior notice.

Cancellation of Purchase Orders. Cancellation of purchase orders for Fund shares (for example, when checks submitted to purchase shares are returned unpaid) causes a loss to be incurred when the net asset value of the Fund's shares on the date of cancellation is less than on the purchase date. That loss is equal to the difference in net asset value multiplied by the number of shares in the purchase order. The investor is responsible for such loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor's name, or by seeking other redress.

How to Sell Shares

         Information on how to sell shares of the Fund is stated in the Prospectus. The information below supplements the terms and conditions for redemptions set forth in the Prospectus.

          Payments "In Kind". The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Directors of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case the Fund may pay the redemption proceeds in whole or in part by a distribution "in kind" of securities from the portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange
Commission. The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The method of valuing securities used to make redemptions in kind will be the same as the method the Fund uses to value it portfolio securities described above under "Determination of Net Asset Values Per Share" and that valuation will be made as of the time the redemption price is determined.

          Involuntary Redemptions. The Corporation's Board of Directors has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board of Directors will not cause the involuntary redemption of shares in an account if the aggregate net asset value of the shares has fallen below the stated minimum solely as a result of market fluctuations. Should the Board elect to exercise this right, it may also fix, in accordance with the Investment Company Act, the requirements for any notice to be given to the shareholders in question (not less than 30 days), or the Board may set requirements for granting permission to the Shareholder to increase the investment, and set other terms and conditions so that the shares would not be involuntarily redeemed.

Checkwriting. When a check is presented to the Bank for clearance, the Bank will ask the Fund to redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue receiving dividends on those shares until the check is presented to the Fund. Checks may not be presented for payment at the offices of the Bank or the Fund's Custodian. This limitation does not affect the use of checks for the payment of bills or to obtain cash at other banks. The Fund reserves the right to amend, suspend or discontinue offering checkwriting privileges at any time without prior notice.

Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of (i) Class A shares, or (ii) Class B shares that were subject to the Class B contingent deferred sales charge when redeemed. The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described below, at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Distributor for that privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain.
If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder's basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

Transfer of Shares. Shares are not subject to the payment of a contingent deferred sales charge of either class at the time of transfer to the name of another person or entity (whether the transfer occurs by absolute assignment, gift or bequest, not involving, directly or indirectly, a public sale). The transferred shares will remain subject to the contingent deferred sales charge, calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder. If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under "How To Buy Shares" for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund's agent to repurchase its shares from authorized dealers or brokers. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker, except that if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day's net asset value if the order was received by the dealer or broker from its customer prior to the time the Exchange closes (normally, that is 4:00 P.M. but may be earlier on some days) and the order was transmitted to and received by the Distributor prior to its close of
business that day (normally 5:00 P.M.).   Ordinarily, for accounts
redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor's receipt of the required redemption documents in proper form, with the signature(s) of the registered owners guaranteed on the redemption document as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (minimum $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record and sent to the address of record for the account (and if the address has not been changed within the prior 30 days). Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis. Payments are normally made by check, but shareholders having AccountLink privileges (see "How To Buy Shares") may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the OppenheimerFunds New Account Application or signature-guaranteed instructions. The Fund cannot guarantee receipt of a payment on the date requested and reserves the right to amend, suspend or discontinue offering such plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B shareholders should not establish withdrawal plans because of the imposition of the Class B contingent deferred sales charge on such withdrawals (except where the Class B contingent deferred sales charge is waived as described in the Prospectus under "Waivers of Class B Contingent Deferred Sales Charge").

         By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions applicable to such plans, as stated below and in the provisions of the OppenheimerFunds Application relating to such Plans, as well as the Prospectus. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, such amendments will automatically apply to existing Plans.

          Automatic Exchange Plans. Shareholders can authorize the Transfer Agent (on the OppenheimerFunds Application or signature-guaranteed instructions) to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in "How to Exchange Shares" in the Prospectus and below in this Statement of Additional Information.

          Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first and shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor's principal may be depleted. Payments made under withdrawal plans should not be considered as a yield or income on your investment. It may not be desirable to purchases additional Class A shares while making automatic withdrawals because of the sales charges that apply to purchases when made. Accordingly, a shareholder normally may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases of Class A shares.

         The Transfer Agent will administer the investor's Automatic Withdrawal Plan (the "Plan") as agent for the investor (the "Planholder") who executed the Plan authorization and application submitted to the Transfer Agent. The Transfer Agent shall incur no liability to the Planholder for any action taken or omitted by the Transfer Agent in good faith to administer the Plan. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

         For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

         Redemptions of shares needed to make withdrawal payments will be made at the net asset value per share determined on the redemption date.
Checks or ACH transfer payments of the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment (receipt of payment on the date selected cannot be guaranteed), according to the choice specified in writing by the Planholder.

         The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks' time in mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice (in proper form in accordance with the requirements of the then-current Prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds to the Planholder.

         The Plan may be terminated at any time by the Planholder by writing to the Transfer Agent. A Plan may also be terminated at any time by the Transfer Agent upon receiving directions to that effect from the Fund.
The Transfer Agent will also terminate a Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder.
Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed from the account will be held in uncertificated form in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder or his or her executor or guardian, or other authorized person.

         To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop because of exhaustion of uncertificated shares needed to continue payments. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

         If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How To Exchange Shares

         As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of the Oppenheimer funds that have a single class without a class designation are deemed "Class A" shares for this purpose. All of the Oppenheimer funds offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, Centennial America Fund, L.P., and Daily Cash Accumulation Fund, Inc., which only offer Class A shares and Oppenheimer Main Street California Tax-Exempt Fund which only offers Class A and Class B shares, (Class B and Class C shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds sponsored 401(k) plans). A list showing which funds offer which class can be obtained by calling the distributor at 1-800-525-7048.

         Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any Money Market Fund. Shares of any Money Market Fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge (or, if applicable, may be used to purchase shares of Oppenheimer funds subject to a contingent deferred sales charge). However, shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 12 months prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial or contingent deferred sales charge, whichever is applicable. To qualify for that privilege, the investor or the investor's dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased, and, if requested, must supply proof of entitlement to this privilege. Shares of this Fund acquired by reinvestment of dividends or distributions from any other of the Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds. No contingent deferred sales charge is imposed on exchanges of shares of either class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class
A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares (see "Class A Contingent Deferred Sales Charge" in the Prospectus). The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within six years of the initial purchase of the exchanged Class B shares.

         When Class B shares are redeemed to effect an exchange, the priorities described in "How To Buy Shares" in the Prospectus for the imposition of the Class B contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Shareholders should take into account the effect of any exchange on the applicability and rate of any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. Shareholders owning shares of both classes must specify whether they intend to exchange Class A or Class B shares.

         The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of 10 or more accounts. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege. In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

         When exchanging shares by telephone, a shareholder must either have an existing account in, or obtain and acknowledge receipt of a prospectus of, the fund to which the exchange is to be made. For full or partial exchanges of an account made by telephone, any special account features such as Asset Builder Plans, Automatic Withdrawal Plans and retirement plan contributions will be switched to the new account unless the Transfer Agent is instructed otherwise. If all telephone lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request exchanges by telephone and would have to submit written exchange requests.

         Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the
"Redemption Date"). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The
Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it (for example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the
Fund).

         The different Oppenheimer funds available for exchange have different investment objectives, policies and risks, and a shareholder should assure that the Fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. "Reinvestment Privilege," above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. During the Fund's fiscal year ended June 30, 1995, the Fund maintained the practice, to the extent consistent with the amount of the Fund's net investment income and other distributable income, of attempting to pay dividends on Class A shares at a constant level of $.0611 per share each month, although the amount of such dividends was subject to change from time to time depending on market conditions, the composition of the Fund's portfolio and expenses borne by the Fund. The practice of attempting to pay dividends on Class A shares at a constant level required the Manager, consistent with the Fund's investment objective and investment restrictions, to monitor the Fund's portfolio and select higher yielding securities when deemed appropriate to maintain necessary net investment income levels. This practice did not affect the net asset value of the Fund's Class A shares. The Board of Directors may change the Fund's targeted dividend level at any time, without prior notice to shareholders; the Fund does not otherwise have a fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains.

Tax Status of the Fund's Dividends and Distributions. The Fund intends to qualify under the Internal Revenue Code during each fiscal year to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends which are derived from net investment income earned by the Fund on Municipal Securities will be excludable from gross income of shareholders for Federal income tax purposes. Net investment income includes the allocation of amounts of income from the Municipal Securities in the Fund's portfolio which are free from Federal income taxes. This allocation will be made by the use of one designated percentage applied uniformly to all income dividends made during the Fund's tax year. Such designation will normally be made following the end of each fiscal year as to income dividends paid in the prior year. The percentage of income designated as tax-exempt may substantially differ from the percentage of the Fund's income that was tax-exempt for a given period. A portion of the exempt-interest dividends paid by the Fund may be an item of tax preference for shareholders subject to the alternative minimum tax.

         All of the Fund's dividends (excluding capital gains distributions) paid during calendar-year 1994 were exempt from Federal and California personal income taxes. The amount of any dividends attributable to tax preference items for purposes of the alternative minimum tax will be identified when tax information is distributed by the Fund. 4.50% of the Fund's dividends (excluding distributions) paid during calendar-year 1994 were a tax preference item for shareholders subject to the alternative minimum tax.

         A shareholder receiving a dividend from income earned by the Fund from one or more of: (1) certain taxable temporary investments (such as certificates of deposit, repurchase agreements, commercial paper and obligations of the U.S. government, its agencies and instrumentalities);
(2) income from securities loans; (3) income or gains from options or Futures; or (4) an excess of net short-term capital gain over net long-term capital loss from the Fund, treats the dividend as a receipt of either ordinary income or long-term capital gain in the computation of gross income, regardless of whether the dividend is reinvested. The Fund's dividends will not be eligible for the dividends-received deduction for corporations. Shareholders receiving Social Security benefits should be aware that exempt-interest dividends are a factor in determining whether such benefits are subject to Federal income tax. Losses realized by shareholders on the redemption of Fund shares within six months of purchase (which period may be shortened by regulation) will be disallowed for Federal income tax purposes to the extent of exempt-interest dividends received on such shares.

         If the Fund qualifies as a "regulated investment company" under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year and intends to qualify in future years, but reserves the right not to qualify. The Internal Revenue Code contains a number of complex tests to determine whether the Fund will qualify, and the Fund might not meet those tests in a particular year. For example, if the Fund derives 30% or more of its gross income from the sale of securities held less than three months, it may fail to qualify (see "Tax Aspects of Covered Calls and Hedging Instruments," above). If it does not qualify, the Fund will be treated for tax purposes as an ordinary corporation and will receive no tax deduction for payments of dividends and distributions made to shareholders.

         In any year in which the Fund qualifies as a regulated investment company under the Internal Revenue Code and is exempt from Federal income tax, (1) the Fund will also be exempt from the California corporate income and franchise taxes and (2) the Fund will be qualified under California law to pay certain exempt interest dividends which will be exempt from the California personal income tax. Individual shareholders of the Fund will generally not be subject to California personal income tax on exempt-interest dividends received from the Fund to the extent such distributions are attributable to interest on California Municipal Securities (and qualifying obligations of the United States Government), provided that at least 50% of the Fund's assets at the close of each quarter of its taxable year are invested in such obligations. Distributions from the Fund attributable to sources other than California Municipal Securities will generally be taxable to such shareholders as ordinary income. In addition, certain distributions to corporate shareholders may be includable in income subject to the California alternative minimum tax.

         Under the Internal Revenue Code, by December 31 each year the Fund must distribute 98% of its taxable investment income earned from January
1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year, or else the Fund must pay an excise tax on the amounts not distributed. While it is presently anticipated that the Fund will meet those requirements, the Fund's Board of Trustees and the Manager might determine in a particular year that it would be in the best interest of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

         Distributions by the Fund from investment income and long-term and short-term capital gains will generally not be excludable from taxable income in determining the California corporate franchise or income tax for corporate shareholders of the Fund. Certain distributions may also be includable in income subject to the corporate alternative minimum tax.

         The Internal Revenue Code requires that a holder (such as the Fund) of a zero coupon security accrue as income each year a portion of the discount at which the security was purchased even though the Fund receives no interest payment in cash on the security during the year. As an investment company, the Fund must pay out substantially all of its net investment income each year or be subject to excise taxes, as described above. Accordingly, when the Fund holds zero coupon securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received during that year. Such distributions will be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would have had in the absence of such transactions.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or distributions in shares of the same class of any of the other Oppenheimer funds listed in "Reduced Sales Charges," above, at net asset value without sales charge. The names of the funds that offer Class B shares can be obtained by calling the Distributor at 1-800-525-7048. To elect this option, a shareholder must notify the Transfer Agent in writing and either must have an existing account in the fund selected for investment or must obtain a prospectus for that fund and an application from the Distributor to establish an account. The investment will be made at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. Dividends and distributions from other Eligible Funds may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Custodian. The Bank of New York is the custodian of the Fund's assets. The Custodian's responsibilities include safeguarding and controlling the Fund's portfolio securities and handling the delivery of portfolio securities to and from the Fund. The Manager has represented to the Fund that its banking relationships with the Custodian have been and will continue to be unrelated to and unaffected by the relationship between the Fund and the Custodian. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund's cash balances in excess of $100,000 are not protected by Federal deposit insurance. Such uninsured balances may be substantial.

Independent Auditors. The independent auditors of the Fund audit the Manager's and the Fund's financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

                           INDEPENDENT AUDITORS' REPORT


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                           The Board of Directors and Shareholders of
                           Oppenheimer Main Street California Tax-Exempt Fund:

                           We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Main Street California Tax-Exempt Fund as of June 30, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for the years ended June 30, 1995 and 1994, and the financial highlights for the period May 18, 1990 to June 30, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                                          We conducted our audits in accordance
                           with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at June 30, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                                          In our opinion, such financial
                           statements and financial highlights present fairly, in all material respects, the financial position of Oppenheimer Main Street California Tax-Exempt Fund at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


                           DELOITTE & TOUCHE LLP

                           Denver, Colorado
                           July 24, 1995

                              STATEMENT OF INVESTMENTS   June 30, 1995
                                                                                        RATINGS: MOODY'S/
                                                                                        S&P'S/FITCH'S     FACE       MARKET VALUE
                                                                                        (UNAUDITED)       AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES--96.1%
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA--81.9%             Alameda County, California Certificates of
                              Participation, Prerefunded, BIG Insured, 7.25%, 6/1/09    Aaa/AAA           $1,635,000   $1,867,068
                              ---------------------------------------------------------------------------------------------------
                              Anaheim, California Public Financing Authority
                              Tax Allocation Revenue Bonds, MBIA Insured,
                              6.45%, 12/28/18                                           Aaa/AAA            2,000,000    2,074,114
                              ---------------------------------------------------------------------------------------------------
                              California Health Facilities Financing Authority
                              Revenue Bonds, Episcopal Homes Project,
                              Series A, OSHPD Insured, 7.80%, 7/1/15                    NR/A               1,000,000    1,071,812
                              ---------------------------------------------------------------------------------------------------
                              California Health Facilities Financing Authority
                              Revenue Refunding Bonds, Catholic Health Care
                              West, Series A, MBIA Insured, 5%, 7/1/11                  Aaa/AAA            2,500,000    2,273,852
                              ---------------------------------------------------------------------------------------------------
                              California Housing Finance Agency Revenue Bonds,
                              Home Mtg., Series C, 6.75%, 2/1/25                        Aa/AA-             5,000,000    5,065,770
                              ---------------------------------------------------------------------------------------------------
                              California Housing Finance Agency Single Family Mtg.
                              Purchase Revenue Bonds, Series A-2, 6.45%, 8/1/25         Aaa/AAA            2,500,000    2,512,050
                              ---------------------------------------------------------------------------------------------------
                              California Pollution Control Financing Authority
                              Revenue Bonds, Pacific Gas & Electric Co.,
                              Series B, 6.35%, 6/1/09                                   A2/A               2,000,000    2,039,602
                              ---------------------------------------------------------------------------------------------------
                              California State Department of Water Resources
                              Central Valley Project Revenue Bonds,
                              Series L, 5.50%, 12/1/23                                  Aa/AA              2,000,000    1,846,410
                              ---------------------------------------------------------------------------------------------------
                              California State General Obligation Bonds,
                              FSA Insured, 5.50%, 4/1/19                                Aaa/AAA/A          2,500,000    2,318,750
                              ---------------------------------------------------------------------------------------------------
                              Capistrano, California Unified School District
                              Community Facilities District Special Tax Bonds,
                              No. 87-1, 7.60%, 9/1/14                                   NR/NR              1,000,000      960,948
                              ---------------------------------------------------------------------------------------------------
                              Contra Costa, California Water District
                              Revenue Bonds, Prerefunded, Series A, 6.875%, 10/1/20     NR/NR              1,100,000    1,235,314
                              ---------------------------------------------------------------------------------------------------
                              Corona, California Certificates of Participation,
                              Prerefunded, Series B, 10%, 11/1/20                       Aaa/AAA            3,250,000    4,344,606
                              ---------------------------------------------------------------------------------------------------
                              Foothill/Eastern Transportation Corridor Agency
                              California Toll Road Revenue Bonds, Sr. Lien,
                              Series A, 6.50%, 1/1/32                                   NR/BBB-/BBB        1,400,000    1,350,905
                              ---------------------------------------------------------------------------------------------------
                              Los Angeles County, California Transportation
                              Revenue Bonds, Commission Sales Tax,
                              Prerefunded, Series A, FGIC Insured, 6.75%, 7/1/18        Aaa/AAA/AAA        1,000,000    1,125,198
                              ---------------------------------------------------------------------------------------------------
                              Los Angeles, California Convention & Exhibition
                              Center Authority Refunding Certificates of
                              Participation, Prerefunded, Series A, 7.375%, 8/15/18     Aaa/AAA            1,000,000    1,120,570
                              ---------------------------------------------------------------------------------------------------
                              Los Angeles, California Wastewater System Revenue
                              Refunding Bonds, Series D, FGIC Insured, 8.70%, 11/1/03   Aaa/AAA/AAA        5,115,000  6,316,881

                                                                                        RATINGS: MOODY'S/
                                                                                        S&P'S/FITCH'S     FACE       MARKET VALUE
                                                                                        (UNAUDITED)       AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                    Metropolitan Water District of Southern California
(CONTINUED)                   Revenue Bonds, Waterworks Project, 5%, 7/1/20             Aa/AA             $2,500,000
$2,169,650
                              ---------------------------------------------------------------------------------------------------
                              Metropolitan Water District of Southern California
                              Revenue Bonds, Waterworks Project, Inverse
                              Floater, 6.05%, 10/30/20(1)                               Aa/AA              1,500,000    1,260,000
                              ---------------------------------------------------------------------------------------------------
                              Northern California Transmission Agency Revenue
                              Bonds, California-Oregon Transmission Project,
                              Prerefunded, Series A, MBIA Insured, 7%, 5/1/24           Aaa/AAA              500,000      557,480
                              ---------------------------------------------------------------------------------------------------
                              Orange County, California Community Facilities
                              District No. 87-3 Special Tax Bonds, Prerefunded,
                              Series A, 8.05%, 8/15/08                                  NR/NR              1,480,000    1,667,406
                              ---------------------------------------------------------------------------------------------------
                              Orange County, California Community Facilities
                              District Special Tax Bonds, No. 88-1 Aliso Viejo,
                              Prerefunded, Series A, 7.35%, 8/15/18                     NR/AAA             2,000,000    2,342,346
                              ---------------------------------------------------------------------------------------------------
                              Pittsburg, California Improvement Bond Act of 1915
                              Bonds, Assessment District 1990-01, 7.75%, 9/2/20         NR/NR                 95,000       97,856
                              ---------------------------------------------------------------------------------------------------
                              Redding, California Electric System Revenue
                              Certificates of Participation, FGIC Insured,
                              Inverse Floater, 7.10%, 6/28/19(1)                        Aaa/AAA/AAA        1,150,000    1,025,663
                              ---------------------------------------------------------------------------------------------------
                              Redding, California Electric System Revenue
                              Certificates of Participation, MBIA Insured,
                              Inverse Floater, 8.396%, 7/8/22(1)                        Aaa/AAA              500,000      535,585
                              ---------------------------------------------------------------------------------------------------
                              Riverside County, California Community Facilities
                              District Bonds, Special Tax No. 88-12, 7.55%, 9/1/17      NR/NR              1,500,000    1,507,159
                              ---------------------------------------------------------------------------------------------------
                              Sacramento, California Municipal Utility District
                              Electric Revenue Refunding Bonds, Series B, FGIC
                              Insured, Inverse Floater, 8.261%, 8/15/18(1)              Aaa/AAA/AAA        1,500,000    1,483,543
                              ---------------------------------------------------------------------------------------------------
                              Sacramento, California Municipal Utility
                              District Electric Revenue Refunding Bonds,
                              Series D, MBIA Insured, 5.25%, 11/15/20                   Aaa/AAA/A-         2,000,000    1,798,442
                              ---------------------------------------------------------------------------------------------------
                              San Bernardino County, California Certificates
                              of Participation, Medical Center Financing
                              Project, 5.50%, 8/1/17                                    Baa1/A-            2,500,000    2,148,832
                              ---------------------------------------------------------------------------------------------------
                              San Diego County, California Water Authority
                              Revenue Certificates of Participation, Series B,
                              MBIA Insured, Inverse Floater, 8.07%, 4/8/21(1)           Aaa/AAA            1,000,000    1,011,505
                              ---------------------------------------------------------------------------------------------------
                              San Francisco, California Bay Area Rapid
                              Transit District Revenue Refunding Bonds,
                              AMBAC Insured, 6.75%, 7/1/11                              Aaa/AAA/AAA        1,000,000    1,117,116
                              ---------------------------------------------------------------------------------------------------
                              San Joaquin Hills, California Transportation Corridor
                              Agency Toll Road Revenue Bonds, Sr. Lien, 6.75%, 1/1/32   NR/NR/BBB          3,500,000   3,495,268
                              ---------------------------------------------------------------------------------------------------
                              South Orange County, California Public Financing
                              Authority Special Tax Revenue Bonds, Sr. Lien,
                              Series A, MBIA Insured, 6.20%, 9/1/13                     Aaa/AAA            1,000,000    1,002,059

                                                                                        RATINGS: MOODY'S/
                                                                                        S&P'S/FITCH'S     FACE       MARKET VALUE
                                                                                        (UNAUDITED)       AMOUNT     SEE NOTE 1
---------------------------------------------------------------------------------------------------------------------------------
CALIFORNIA                    Southern California Home Financing Authority Single
(CONTINUED)                   Family Mtg. Revenue Bonds, GNMA and FNMA
                              Mtg.-Backed Securities, Series A, 7.35%, 9/1/24           NR/AAA            $  285,000   $  298,192
                              ---------------------------------------------------------------------------------------------------
                              Southern California Public Power Authority
                              Transmission Project Revenue Bonds, Inverse
                              Floater, 6.644%, 7/1/12(1)                                Aa/AA-             2,500,000    2,403,710
                              ---------------------------------------------------------------------------------------------------
                              University of California Revenue Bonds,
                              Multiple Purpose Projects, Prerefunded,
                              Series A, 6.875%, 9/1/16                                  NR/A-              1,000,000    1,141,743
                              ---------------------------------------------------------------------------------------------------
                              Victorville, California Special Tax Bonds,
                              Community Facilities District No. 90-1
                              Series A, 8.30%, 9/1/16                                   NR/NR                450,000      428,059
                              ---------------------------------------------------------------------------------------------------
                              West Basin, California Municipal Water District
                              Certificates of Participation, Prerefunded,
                              AMBAC Insured, 6.85%, 8/1/16                              Aaa/AAA/AAA        1,000,000    1,117,307
                                                                                                                      -----------
                                                                                                                       66,132,771

---------------------------------------------------------------------------------------------------------------------------------
U.S. POSSESSIONS--14.2%       Puerto Rico Commonwealth General Obligation
                              Bonds, Yield Curve Notes, MBIA Insured, Inverse
                              Floater, 7.384%, 7/1/08(1)                                Aaa/AAA            1,500,000    1,528,726
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Commonwealth Highway Authority
                              Revenue Bonds, Prerefunded, Series P, 8.125%, 7/1/13      Aaa/AAA            2,000,000    2,251,906
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Commonwealth Public Improvement
                              General Obligation Bonds, Prerefunded, 7.25%, 7/1/12      NR/AAA             1,430,000    1,545,016
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Commonwealth Public Improvement
                              General Obligation Bonds, Prerefunded,
                              Series A, 7.75%, 7/1/17                                   NR/AAA             1,000,000    1,134,722
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Housing Bank & Finance Agency
                              Single Family Mtg. Revenue Bonds, Affordable
                              Housing Mtg.--Portfolio I, 6.25%, 4/1/29                  Aaa/AAA            2,000,000    1,991,390
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Housing Finance Corp. Single Family Mtg.
                              Revenue Bonds, Portfolio 1, Series B, 7.65%, 10/15/22     Aaa/AAA              320,000      338,844
                              ---------------------------------------------------------------------------------------------------
                              Puerto Rico Public Buildings Authority Guaranteed
                              Public Education and Health Facilities
                              Revenue Bonds, Prerefunded, Series H, 7.875%, 7/1/07      Aaa/AAA            2,500,000    2,728,595
                              ---------------------------------------------------------------------------------------------------
                                                                                                                       11,519,199
                                                                                                                      -----------
                              Total Municipal Bonds and Notes (Cost $78,143,613)                                       77,651,970

---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM TAX-EXEMPT OBLIGATIONS--2.5%
---------------------------------------------------------------------------------------------------------------------------------
                              California Health Facilities Financing Authority
                              Revenue Bonds, Kaiser Permanente Medical Center
                              Project, Series B, 3.90% (Cost $2,000,000)(2)                                2,000,000    2,000,000
---------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $80,143,613)                                                              98.6% 79,651,970
---------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS NET OF LIABILITIES                                                                                  1.4    1,130,735
                                                                                                              ------  -----------
NET ASSETS                                                                                                     100.0% $80,782,705
                                                                                                              ------  -----------
                                                                                                              ------  -----------

-------------------------------------------------------------------------------
                    1. Represents the current interest rate for a variable rate bond. Variable rate bonds known as ``inverse floaters'' pay interest at a rate that varies inversely with short-term interest rates. As interest rates rise, inverse floaters produce less current income. Their price may be more volatile than the price of a comparable fixed-rate security. Inverse floaters amount to $9,248,732 or 11.4% of the Fund's net assets, at June 30, 1995.
                    2. Floating or variable rate obligation maturing in more than one year. The interest rate, which is based on specific, or an index of, market interest rates, is subject to change periodically and is the effective rate on June 30, 1995. This instrument may also have a demand feature which allows the recovery of principal at any time, or at specified intervals not exceeding one year, on up to 30 days' notice. Maturity date shown represents effective maturity based on variable rate and, if applicable, demand feature.

                    Distribution of investments by industry, as a percentage of total investments at value, is as follows:

                    INDUSTRY                      MARKET VALUE      PERCENT
                    -----------------------------------------------------------
                    Utilities                    $22,761,490           28.6%
                    Housing                       10,206,246           12.8
                    Special Tax Bonds             10,079,947           12.7
                    Lease/Rental                   9,481,077           11.9
                    Transportation                 9,340,392           11.7
                    General Obligation Bonds       9,255,809           11.6
                    Hospitals                      3,345,664            4.2
                    Pollution Control              2,039,602            2.6
                    Industrial Development         2,000,000            2.5
                    Education                      1,141,743            1.4
                                                 -----------         ------
                                                 $79,651,970          100.0%
                                                 -----------         ------
                                                 -----------         ------

                    See accompanying Notes to Financial Statements.

                    STATEMENT OF ASSETS AND LIABILITIES   June 30, 1995

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
ASSETS                        Investments, at value (cost $80,143,613)--see accompanying statement                  $79,651,970
                              -------------------------------------------------------------------------------------------------
                              Cash                                                                                      177,049
                              -------------------------------------------------------------------------------------------------
                              Receivables:
                              Interest                                                                                1,531,628
                              Shares of capital stock sold                                                               45,617
                              -------------------------------------------------------------------------------------------------
                              Other                                                                                       5,808
                                                                                                                    -----------
                              Total assets                                                                           81,412,072

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
LIABILITIES                   Payables and other liabilities:
                              Shares of capital stock redeemed                                                          323,109
                              Dividends                                                                                 279,629
                              Directors' fees                                                                             1,998
                              Distribution and service plan fees--Note 4                                                  1,556
                              Transfer and shareholder servicing agent fees                                               1,550
                              Other                                                                                      21,525
                                                                                                                    -----------
                              Total liabilities                                                                         629,367

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                                          $80,782,705
                                                                                                                    -----------
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
COMPOSITION OF                Par value of shares of capital stock                                                      $66,810
NET ASSETS                    -------------------------------------------------------------------------------------------------
                              Additional paid-in capital                                                             81,285,897
                              -------------------------------------------------------------------------------------------------
                              Overdistributed net investment income                                                    (98,805)
                              -------------------------------------------------------------------------------------------------
                              Accumulated net realized gain from investment transactions                                 20,446
                              -------------------------------------------------------------------------------------------------
                              Net unrealized depreciation on investments--Note 3                                      (491,643)
                                                                                                                    -----------
                              Net assets                                                                            $80,782,705
                                                                                                                    -----------
                                                                                                                    -----------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE               Class A Shares:
PER SHARE                     Net asset value and redemption price per share (based on
                              net assets of $78,134,279 and 6,461,742 shares of capital stock outstanding)               $12.09
                              Maximum offering price per share (net asset value
                              plus sales charge of 4.75% of offering price)                                              $12.69

                              -------------------------------------------------------------------------------------------------
                              Class B Shares:
                              Net asset value, redemption price and offering price per share (based on net assets
                              of $2,648,426 and 219,253 shares of capital stock outstanding)                             $12.08

                              See accompanying Notes to Financial Statements.

            STATEMENT OF OPERATIONS   For the Year Ended June 30, 1995


-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME             Interest                                                                               $5,332,382
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
EXPENSES                      Management fees--Note 4                                                                   284,916
                              -------------------------------------------------------------------------------------------------
                              Transfer and shareholder servicing agent fees--Note 4                                      71,023
                              -------------------------------------------------------------------------------------------------
                              Shareholder reports                                                                        43,051
                              -------------------------------------------------------------------------------------------------
                              Distribution and service plan fees: Class B--Note 4                                        18,367
                              -------------------------------------------------------------------------------------------------
                              Legal and auditing fees                                                                    15,655
                              -------------------------------------------------------------------------------------------------
                              Custodian fees and expenses                                                                 6,613
                              -------------------------------------------------------------------------------------------------
                              Directors' fees and expenses                                                                3,000
                              -------------------------------------------------------------------------------------------------
                              Registration and filing fees:
                              Class A                                                                                     1,741
                              Class B                                                                                       540
                              -------------------------------------------------------------------------------------------------
                              Other                                                                                      15,101
                                                                                                                    -----------
                              Total expenses                                                                            460,007

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                                                 4,872,375

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED       Net realized gain on investments                                                           21,062
GAIN ON INVESTMENTS           -------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments                    1,550,552
                                                                                                                    -----------
                              Net realized and unrealized gain on investments                                         1,571,614

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS
$6,443,989
                                                                                                                    -----------
                                                                                                                    -----------

                              See accompanying Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   YEAR ENDED JUNE 30,
                                                                                                   1995                 1994
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS                    Net investment income                                                $ 4,872,375          $ 4,995,312
                              -----------------------------------------------------------------------------------------------------
                              Net realized gain (loss) on investments                                   21,062             (102,647)
                              -----------------------------------------------------------------------------------------------------
                              Net change in unrealized appreciation or depreciation on investments   1,550,552           (5,742,053)
                                                                                                   -----------          -----------
                              Net increase (decrease) in net assets resulting from operations        6,443,989             (849,388)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND                 Dividends from net investment income:
DISTRIBUTIONS TO              Class A ($.694 and $.729 per share, respectively)                     (4,502,183)
(4,729,265)
SHAREHOLDERS                  Class B ($.573 and $.37 per share, respectively)                         (89,348)             (19,459)
                              -----------------------------------------------------------------------------------------------------
                              Dividends in excess of net investment income:
                              Class A ($.040 and $.028 per share, respectively)                       (258,329)            (179,070)
                              Class B ($.040 and $.014 per share, respectively)                         (8,756)                (737)
                              -----------------------------------------------------------------------------------------------------
                              Distributions in excess of net realized gain on investments:
                              Class A ($.028 per share)                                                     --             (186,921)
                              Class B ($.028 per share)                                                     --                 (599)

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CAPITAL STOCK                 Net increase (decrease) in net assets resulting from
TRANSACTIONS                  Class A capital stock transactions--Note 2                            (2,943,992)          13,070,898
                              -----------------------------------------------------------------------------------------------------
                              Net increase (decrease) in net assets resulting from
                              Class B capital stock transactions--Note 2                             1,383,961            1,264,874

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                    Total increase                                                            25,342            8,370,333
                              -----------------------------------------------------------------------------------------------------
                              Beginning of period                                                   80,757,363           72,387,030
                                                                                                   -----------          -----------
                              End of period (including overdistributed net investment income
                              of $98,805 and $95,768, respectively)                                $80,782,705          $80,757,363
                                                                                                   -----------          -----------
                                                                                                   -----------          -----------

                              See accompanying Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

                                         CLASS A                                                               CLASS B
                                         ------------------------------------------------------------------    ------------------
                                         YEAR ENDED JUNE 30,                                                   YEAR ENDED JUNE 30,
                                         1995        1994       1993       1992        1991        1990(2)     1995       1994(1)
---------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING DATA:
Net asset value, beginning of period      $11.82     $12.66     $12.05     $11.61      $11.56      $11.43      $11.80     $12.90
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from
investment operations:
Net investment income                        .73        .75        .80        .82       .83(3)      .06(3)        .62        .38
Net realized and unrealized
gain (loss) on investments                   .27       (.80)       .64        .45         .05         .13         .27      (1.07)
                                         -------     ------     ------     ------      ------      ------      ------     ------
Total income (loss)
from investment operations                  1.00       (.05)      1.44       1.27         .88         .19         .89       (.69)

-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net
investment income                           (.69)      (.73)      (.81)      (.82)       (.83)       (.06)       (.57)      (.37)
Dividends in excess of net
investment income                           (.04)      (.03)        --         --          --          --        (.04)      (.01)
Distributions from net realized
gain on investments                           --         --       (.02)      (.01)         --          --          --         --
Distributions in excess of net
realized gain on investments                  --       (.03)        --         --          --          --          --       (.03)
                                         -------     ------     ------     ------      ------      ------      ------     ------
Total dividends and
distributions to shareholders               (.73)      (.79)      (.83)      (.83)       (.83)       (.06)       (.61)      (.41)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period            $12.09     $11.82     $12.66     $12.05      $11.61      $11.56      $12.08     $11.80
                                         -------     ------     ------     ------      ------      ------      ------     ------
                                         -------     ------     ------     ------      ------      ------      ------     ------

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE(4)        8.93%       (.60)%     12.53%      11.21%       7.94%       1.95%
   7.90%     (5.42)%

-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(in thousands)                          $78,134     $79,555     $72,387     $40,055     $13,924      $2,027      $2,648     $1,203
-----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)       $76,148     $81,741     $54,840     $26,304      $6,661      $1,685      $1,904       $649
-----------------------------------------------------------------------------------------------------------------------------------
Number of shares outstanding
at end of period (in thousands)           6,462       6,732       5,719       3,324       1,199         175         219        102
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                      6.27%       6.09%       6.46%       6.74%       6.94%       5.48%(5)    5.17%
4.91%(5)
Expenses                                    .57%        .53%        .39%        .32%        .33%(3)     .20%(3)(5) 1.55%    1.62%(5)
-----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(6)                 14.2%       20.2%        5.8%       25.7%       14.6%        0.0%       14.2%    20.2%

               1. For the period from October 29, 1993 (inception of offering) to June 30, 1994.
               2. For the period from May 18, 1990 (commencement of operations) to June 30, 1990.
               3. Net investment income would have been $.82 and $.04 per share in 1991 and 1990 absent the voluntary expense assumption, resulting in an expense ratio of .42% and 1.93%, respectively.
               4. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
               5. Annualized.
               6. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended June 30, 1995 were $10,984,988 and $14,179,152, respectively.
               See accompanying Notes to Financial Statements.

                         NOTES TO FINANCIAL STATEMENTS


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
1. SIGNIFICANT             Oppenheimer Main Street California Tax-Exempt Fund
   ACCOUNTING POLICIES     (the Fund) is a separate series of Oppenheimer Main
                           Street Funds, Inc., an open-end management investment
                           company registered under the Investment Company Act
                           of 1940, as amended. The Fund's investment advisor is
                           Oppenheimer Management Corporation (the Manager). The
                           Fund offers both Class A and Class B shares. Class A
                           shares are sold with a front-end sales charge. Class
                           B shares may be subject to a contingent deferred
                           sales charge. Both classes of shares have identical
                           rights to earnings, assets and voting privileges,
                           except that each class has its own expenses directly
                           attributable to a particular class and exclusive
                           voting rights with respect to matters affecting a
                           single class. In addition, Class B shares have their
                           own distribution plan and will automatically convert
                           to Class A shares six years after the date of
                           purchase. The following is a summary of significant
                           accounting policies consistently followed by the
                           Fund.
                           -----------------------------------------------------
                           INVESTMENT VALUATION. Portfolio securities are valued
                           at the close of the New York Stock Exchange on each
                           trading day. Listed and unlisted securities for which
                           such information is regularly reported are valued at
                           the last sale price of the day or, in the absence of
                           sales, at values based on the closing bid or asked
                           price or the last sale price on the prior trading
                           day. Long-term and short-term ``non-money market''
                           debt securities are valued by a portfolio pricing
                           service approved by the Board of Directors. Such
                           securities which cannot be valued by the approved
                           portfolio pricing service are valued using
                           dealer-supplied valuations provided the Manager is
                           satisfied that the firm rendering the quotes is
                           reliable and that the quotes reflect current market
                           value, or under consistently applied procedures
                           established by the Board of Directors to determine
                           fair value in good faith. Short-term "money market
                           type" debt securities having a remaining maturity of
                           60 days or less are valued at cost (or last
                           determined market value) adjusted for amortization to
                           maturity of any premium or discount.
                           -----------------------------------------------------
                           ALLOCATION OF INCOME, EXPENSES AND GAINS AND LOSSES.
                           Income, expenses (other than those attributable to a
                           specific class) and gains and losses are allocated
                           daily to each class of shares based upon the relative
                           proportion of net assets represented by such class.
                           Operating expenses directly attributable to a
                           specific class are charged against the operations of
                           that class.
                           -----------------------------------------------------
                           FEDERAL TAXES. The Fund intends to continue to comply
                           with provisions of the Internal Revenue Code
                           applicable to regulated investment companies and to
                           distribute all of its taxable income, including any
                           net realized gain on investments not offset by loss
                           carryovers, to shareholders. Therefore, no federal
                           income or excise tax provision is required.
                           -----------------------------------------------------
                           DISTRIBUTIONS TO SHAREHOLDERS. The Fund intends to
                           declare dividends separately for Class A and Class B
                           shares from net investment income each day the New
                           York Stock Exchange is open for business and pay such
                           dividends monthly. Distributions from net realized
                           gains on investments, if any, will be declared at
                           least once each year.
                           -----------------------------------------------------
                           CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net
                           investment income (loss) and net realized gain (loss)
                           may differ for financial statement and tax purposes
                           primarily because of premium amortization. The
                           character of the distributions made during the year
                           from net investment income or net realized gains may
                           differ from their ultimate characterization for
                           federal income tax purposes. Also, due to timing of
                           dividend distributions, the fiscal year in which
                           amounts are distributed may differ from the year that
                           the income or realized gain (loss) was recorded by
                           the Fund.
                                        During the year ended June 30, 1995, the
                           Fund changed the classification of distributions to
                           shareholders to better disclose the differences
                           between financial statement amounts and distributions
                           determined in accordance with income tax regulations.
                           Accordingly, amounts have been reclassified to
                           reflect a decrease in paid-in capital of $938, an
                           increase in overdistributed net investment income of
                           $16,796, and an increase in accumulated net realized
                           gain on investments of $17,734.
                           -----------------------------------------------------
                           OTHER. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Original issue discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. For bonds acquired after April 30, 1993, accrued market discount is recognized at maturity or disposition as taxable ordinary income. Taxable ordinary income is realized to the extent of the lesser of gain or accrued market discount. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
2. CAPITAL STOCK           The Fund has authorized 26,250,000 shares of $.01 par
                           value capital stock of each class. Transactions in shares of capital stock were as follows:

                                                                     YEAR ENDED JUNE 30, 1995           YEAR ENDED JUNE 30,
1994(1)
                                                                     -----------------------------      ---------------------------
                                                                     SHARES           AMOUNT            SHARES          AMOUNT
                           --------------------------------------------------------------------------------------------------------
                           Class A:
                           Sold                                         549,187       $ 6,492,313       1,640,622       $20,818,911
                           Dividends and distributions reinvested       262,815         3,070,057         275,074         3,448,622
                           Redeemed                                  (1,081,996)      (12,506,362)       (903,096)      (11,196,635)
                                                                     ----------       -----------       ---------       -----------
                           Net increase (decrease)                     (269,994)      $(2,943,992)      1,012,600       $13,070,898
                                                                     ----------       -----------       ---------       -----------
                                                                     ----------       -----------       ---------       -----------
                           --------------------------------------------------------------------------------------------------------
                           Class B:
                           Sold                                         125,642       $ 1,482,012         101,400       $ 1,258,622
                           Dividends and distributions reinvested         4,898            57,310           1,061            12,907
                           Redeemed                                     (13,193)         (155,361)           (555)           (6,655)
                                                                     ----------       -----------       ---------       -----------
                           Net increase                                 117,347       $ 1,383,961         101,906       $ 1,264,874
                                                                     ----------       -----------       ---------       -----------
                                                                     ----------       -----------       ---------       -----------

                           1. For the year ended June 30, 1994 for Class A shares and for the period from October 29, 1993 (inception of offering) to June 30, 1994 for Class B shares.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3. UNREALIZED GAINS AND    At June 30, 1995, net unrealized depreciation on
   LOSSES ON INVESTMENTS   investments of $491,643 was composed of gross
                           appreciation of $1,404,320, and gross depreciation of $1,895,963.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4. MANAGEMENT FEES AND     Management fees paid to the Manager were in
   OTHER TRANSACTIONS      accordance with the investment advisory agreement
   WITH AFFILIATES         with the Fund which provides for a fee of .55% of
                           average annual net assets, with a contractual waiver when net assets are less than $100 million. Annual fees, reflecting this waiver, are .40% of net assets of $75 million or more but less than $100 million, .25% of net assets of $50 million or more but less than $75 million, .15% of net assets of $25 million or more but less than $50 million, and 0% of net assets less than $25 million. The Manager has agreed to assume Fund expenses (with specified exceptions) in excess of the regulatory limitation of the state of California.
                                          For the year ended June 30, 1995,
                           commissions (sales charges paid by investors) on sales of Class A shares totaled $177,634, of which $28,801 was retained by Oppenheimer Funds
                           Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B shares totaled $52,930. During the year ended June
                           30, 1995, OFDI received contingent deferred sales charges of $6,447 upon redemption of Class B shares.
                                          Oppenheimer Shareholder Services
                           (OSS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund, and for other registered investment companies. OSS's total costs of providing such services are allocated ratably to these companies.
                                          Under a separate approved plan, the
                           Fund may expend up to .25% of its Class B net assets annually to reimburse OFDI for costs incurred in connection with the personal service and maintenance of accounts that hold Class B shares of the Fund, including amounts paid to brokers, dealers, banks and other institutions. In addition, Class B shares are subject to an asset-based sales charge of .75% of net assets annually, to reimburse OFDI for sales commissions paid from its own resources at the time of sale and associated financing costs. In the event of termination or discontinuance of the Class B plan, the Board of Directors may allow the Fund to continue payment of the asset-based sales charge to OFDI for distribution expenses incurred on Class B shares sold prior to termination or discontinuance of the plan.
                           During the year ended June 30, 1995, OFDI retained
                           $17,832 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs.

APPENDIX A

RATINGS OF INVESTMENTS

Municipal Bonds

Moody's Investors Service, Inc. The four highest ratings of Moody's Investors Service, Inc. ("Moody's") for Municipal Bonds are Aaa, Aa, A and Baa. Municipal Bonds rated Aaa are judged to be of the "best quality." The rating of Aa is assigned to bonds which are of "high quality by all standards," but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa rated Municipal Bonds. The Aaa and Aa rated bonds comprise what are generally known as "high grade bonds." Municipal Bonds which are rated A by Moody's possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A rated bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment at some time in the future. Municipal Bonds rated Baa are considered "medium grade" obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest attributes are designated Aa1, A1 and Baa1, respectively.

         In addition to the alphabetic rating system described above, Municipal Bonds rated by Moody's which have a demand feature that provides the holder with the ability to periodically tender ("put") the portion of the debt covered by the demand feature, may also have a short-term rating assigned to such demand feature. The short-term rating uses the symbol VMIG to distinguish characteristics which include payment upon periodic demand rather than fund or scheduled maturity dates and potential reliance upon external liquidity, as well as other factors. The highest investment quality is designated by the VMIG 1 rating and the lowest by VMIG 4.

Standard & Poor's Corporation. The four highest ratings of Standard & Poor's Corporation ("S&P") for Municipal Bonds are AAA (Prime), AA (High Grade), A (Good Grade), and BBB (Medium Grade). Municipal Bonds rated AAA are "obligations of the highest quality." The rating of AA is accorded issues with investment characteristics "only slightly less marked than those of the prime quality issues." The category of A describes "the third strongest capacity for payment of debt service." Principal and interest payments on bonds in this category are regarded as safe. It differs from the two higher ratings because, with respect to general obligations bonds, there is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date. With respect to revenue bonds, debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent. Management performance appears adequate.

         The BBB rating is the lowest "investment grade" security rating. The difference between A and BBB ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered. With respect to revenue bonds, debt coverage is only fair. Stability of the pledged revenues could show variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger. The ratings AA, A, and BBB may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch. The four highest ratings of Fitch for Municipal Bonds are AAA, AA, A, and BBB. Municipal Bonds rated AAA are judged to be of the "highest credit quality." The rating of AA is assigned to bonds of "very high credit quality." Municipal Bonds which are rated A by Fitch are considered to be of "high credit quality." The rating of BBB is assigned to bonds of "satisfactory credit quality." The A and BBB rated bonds are more vulnerable to adverse changes in economic conditions than bonds with higher ratings.

Corporate Debt

         The "other debt securities" included in the definition of temporary investments are corporate (as opposed to municipal) debt obligations rated Aaa, Aa or A by Moody's, AAA, AA or A by S&P or F+1-, F-1, F-2 or F-1 by Fitch. The Moody's corporate debt ratings shown do not differ materially from those set forth above for Municipal Bonds. Corporate debt obligations rated AAA by S&P are "highest grade obligations." Obligations bearing the rating of AA also qualify as "high grade obligations" and "in the majority of instances differ from AAA issues only in small degrees." Corporate debt obligations rated A by S&P are regarded as "upper medium grade" and have considerable investment strength, but are not entirely free from adverse effects of changes in economic and trade conditions.
The Fitch ratings shown do not differ from those set forth below for tax-exempt municipal notes.

Commercial Paper

         The commercial paper ratings of A-1 by S&P, P-1 by Moody's, and F-1+ by Fitch are the highest commercial paper ratings of the respective agencies. The issuer's earnings, quality of long-term debt, management and industry position are among the factors considered in assigning such ratings.

Tax-Exempt Municipal Notes

         Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). Notes bearing the designation MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for financing. Notes bearing the designation "MIG-2" are of high quality with ample margins of protection, although not as large as notes rated "MIG." Such short-term notes which have demand features may also carry a rating using the symbol VMIG as described above, with the designation MIG-1/VMIG 1 denoting best quality, with superior liquidity support in addition to those characteristics attributable to the designation MIG-1.

         S&P's rating for Municipal Notes due in three years or less are SP-1 and SP-2. SP-1 describes issues with a very strong capacity to pay principal and interest and compares with bonds rated A by S&P; if modified by a plus sign, it compares with bonds rated AA or AAA by S&P. SP-2 describes issues with a satisfactory capacity to pay principal and interest, and compares with bonds rated BBB by S&P.

         Fitch's rating for Municipal Notes due in three years or less are F-1+, F-1, F-2 and F-3. F-1+ describes notes with an exceptionally strong credit quality and the strongest degree of assurance for timely payment.
F-1 describes notes with a very strong credit quality and assurance of timely payment is only slightly less in degree than issues rated F-1+.
F-2 describes notes with a good credit quality and a satisfactory assurance of timely payment, but the margin of safety is not as great for issues assigned F-1+ or F-1 ratings. F-3 describes notes with a fair credit quality and an adequate assurance of timely payment, but near-term adverse changes could cause such securities to be rated below investment grade.

APPENDIX B

TAX-EQUIVALENT YIELDS

The equivalent yield tables below compare tax-free income with taxable income under Federal individual income tax rates, and California state individual income tax rates effective January 1, 1995. "Combined Taxable Income" refers to the net amount subject to Federal and California income taxes after deductions and exemptions. The tables assume that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, and that state tax payments are currently deductible for Federal tax purposes and that the investor is not subject to Federal or state alternative minimum tax. The income tax brackets are subject to indexing in future years to reflect changes in the Consumer Price Index. The brackets do not reflect the phaseout of itemized deductions and personal exemptions at higher income levels, resulting in higher effective tax rates (and tax equivalent yields). For years beginning after January 1, 1996, the top marginal California personal tax rate will be reduced to 9.3% and the top combined marginal tax will be 45.22%.

Combined Taxable Income
Joint Return                        Effective Tax Bracket          Oppenheimer California Tax-Exempt Fund Yield of:
             But                    Cali-      Com-      3.0%      3.5%       4.0%      4.5%     5.0%       5.5%      6.0%   6.5%
  7.0%
Over         Not Over     Federal   fornia     bined     Is Approximately Equivalent to a Taxable Yield of:

$ 22,384     $ 35,324     15.00%    4.00%      18.40%    3.68%     4.29%      4.90%     5.51%    6.13%      6.74%     7.35%  7.97%
  8.58%
$ 35,324     $ 39,000     15.00%    6.00%      20.10%    3.75%     4.38%      5.01%     5.63%    6.26%      6.88%     7.51%  8.14%
  8.76%
$ 39,000     $ 49,038     28.00%    6.00%      32.32%    4.43%     5.17%      5.91%     6.65%    7.39%      8.13%     8.87%  9.60%
  10.34%
$ 49,038     $ 61,974     28.00%    8.00%      33.76%    4.53%     5.28%      6.04%     6.79%    7.55%      8.30%     9.06%  9.81%
  10.57%
$ 61,974     $ 94,250     28.00%    9.30%      34.70%    4.59%     5.36%      6.13%     6.89%    7.66%      8.42%     9.19%  9.95%
  10.72%
$ 94,250     $143,600     31.00%    9.30%      37.42%    4.79%     5.59%      6.39%     7.19%    7.99%      8.79%     9.59%  10.39%
  11.19%
$143,600     $214,928     36.00%    9.30%      41.95%    5.17%     6.03%      6.89%     7.75%    8.61%      9.47%     10.34% 11.20%
  12.06%
$214,928     $256,500     36.00%    10.00%     42.40%    5.21%     6.08%      6.94%     7.81%    8.68%      9.55%     10.42% 11.28%
  12.15%
$256,500     $429,858     39.60%    10.00%     45.64%    5.52%     6.44%      7.36%     8.28%    9.20%      10.12%    11.04% 11.96%
  12.88%
$429,858                  39.60%    11.00%     46.24%    5.58%     6.51%      7.44%     8.37%    9.30%      10.23%    11.16% 12.09%
  13.02%

Single Return:
             But
Over         Not Over
$ 17,662     $ 23,350     15.00%    6.00%      20.10%    3.75%     4.38%      5.01%     5.63%    6.26%      6.88%     7.51%  8.14%
 8.76%
$ 23,350     $ 24,519     28.00%    6.00%      32.32%    4.43%     5.17%      5.91%     6.65%    7.39%      8.13%     8.87%  9.60%
 10.34%
$ 24,519     $ 30,987     28.00%    8.00%      33.76%    4.53%     5.28%      6.04%     6.79%    7.55%      8.30%     9.06%  9.81%
 10.57%
$ 30,987     $ 56,550     28.00%    9.30%      34.70%    4.59%     5.36%      6.13%     6.89%    7.66%      8.42%     9.19%  9.95%
 10.72%
$ 56,550     $107,464     31.00%    9.30%      37.42%    4.79%     5.59%      6.39%     7.19%    7.99%      8.79%     9.59%  10.39%
  11.19%
$107,464     $117,950     31.00%    10.00%     37.90%    4.83%     5.64%      6.44%     7.25%    8.05%      8.86%     9.66%  10.47%
  11.27%
$117,950     $214,929     36.00%    10.00%     42.40%    5.21%     6.08%      6.94%     7.81%    8.68%      9.55%     10.42% 11.28%
  12.15%
$214,929     $256,500     36.00%    11.00%     43.04%    5.27%     6.14%      7.02%     7.90%    8.78%      9.66%     10.53% 11.41%
  12.29%
$256,500                  39.60%    11.00%     46.24%    5.58%     6.51%      7.44%     8.37%    9.30%      10.23%    11.16% 12.09%
  13.02%

APPENDIX C

Industry Classifications


General Obligation Bonds

Special Tax Bonds

Lease/Rental

Revenue

Education

Hospitals

Housing

Transportation

Utilities

Student Loans

Corporate Backed Municipals

Industrial Development

Pollution Control

Investment Adviser
Oppenheimer Management Corporation
Two World Trade Center
New York, New York 10048-0203

Distributor
Oppenheimer Funds Distributor, Inc.
Two World Trade Center
New York, New York 10048-0203

Transfer and Shareholder Servicing Agent
Oppenheimer Shareholder Services
P.O. Box 5270
Denver, Colorado 80217
1-800-525-7048

Custodian of Portfolio Securities
The Bank of New York
One Wall Street
New York, New York 10015

Independent Auditors
Deloitte & Touche LLP
555 Seventeenth Street
Denver, Colorado 80202-3942

Legal Counsel
Myer, Swanson, Adams & Wolf, P.C.
1600 Broadway
Denver, Colorado 80202